Exhibit 10.35

CONSENT AND AMENDMENT NO. 3 TO TERM LOAN AGREEMENT

THIS CONSENT AND AMENDMENT NO. 3 TO TERM LOAN AGREEMENT (this “Amendment”) is entered into as of December 31, 2012, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), CERBERUS BUSINESS FINANCE LLC, as agent for the Lenders (in such capacity, “Agent”), KELLWOOD COMPANY, a Delaware corporation (“Parent”), the Domestic Subsidiaries of Parent party hereto as Borrowers (together with Parent, the “Borrowers”) and the other Obligors party hereto (together with the Borrowers, the “Loan Parties”).

WHEREAS, the Loan Parties, Agent, and Lenders are parties to that certain Term Loan Agreement dated as of October 19, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have notified Agent and the Lenders that Parent and Canadian Recreation Products Inc. (“Canadian RR Sub”) desire to enter into a Purchase Agreement in the form of Exhibit A hereto (the “Royal Robbins Purchase Agreement”) pursuant to which Parent will sell all of the issued and outstanding equity interests of Royal Robbins, LLC (“Royal Robbins” and all such issued and outstanding equity interests of Royal Robbins the “Royal Robbins Transferred Equity Interests”) to RR Acquisition Corporation (“US RR Purchaser”) and Canadian RR Sub will sell the assets described on Exhibit B hereto (the “RR Transferred Assets”) to RR Canada, Inc. (“Canadian RR Purchaser”);

WHEREAS, the Loan Parties have also notified Agent and the Lenders that Phat Fashions LLC (“Phat Fashions”) has entered into a Purchase Agreement in the form of Exhibit C hereto (the “Phat Fashions Purchase Agreement”) pursuant to which Phat Fashions will sell the assets described on Exhibit D hereto (the “PF Transferred Assets”) to Baby Phat Holding Company, LLC (“PF Purchaser”);

WHEREAS, the Loan Parties have requested that Agent and the Lenders consent to (i) the sale by Parent of all of the Royal Robbins Transferred Equity Interests to US RR Purchaser pursuant to the Royal Robbins Purchase Agreement, (ii) the sale by Phat Fashions of the PF Transferred Assets to PF Purchaser pursuant to the Phat Fashions Purchase Agreement, (iii) the release of Royal Robbins as a Borrower and/or Obligor under the Credit Agreement and the other Loan Documents and the release of Agent’s Lien on the assets of Royal Robbins, in each case upon receipt of the Initial RR Consideration (as defined below), (iv) the release of Agent’s Lien on the PF Transferred Assets upon receipt of the Initial PF Consideration (as defined below), and (v) the prepayment of the Obligations under the Credit Agreement in an aggregate amount not less than $10,000,000, with a portion of the Net Cash Proceeds arising from the sale of the Royal Robbins Transferred Equity Interests pursuant to the Royal Robbins Purchase Agreement;

WHEREAS, the Agent and Lenders are willing to provide such consent on the terms provided herein;

WHEREAS, the Loan Parties, Agent and Lenders have also agreed to amend the Credit Agreement in certain respects on the terms provided herein;

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Consent. In reliance on the representations and warranties of the Loan Parties set forth in Section 7 below and subject to the conditions to effectiveness set forth in Section 6 below, Agent and the Lenders consent to (i) the sale by Parent of the Royal Robbins Transferred Equity Interests to US RR Purchaser pursuant to the Royal Robbins Purchase Agreement, the release of Royal Robbins as a Borrower and/or Obligor under the Credit Agreement and the other Loan Documents and the release of Agent’s Lien on the assets of Royal Robbins, in each case so long as (A) such sale is consummated on or before January 31, 2013 (B) the amount of Net Cash Proceeds arising from the cash purchase price (excluding any escrow amount) paid on the Closing (as defined in the Royal Robbins Purchase Agreement) for the Royal Robbins Transferred Equity Interests (such amount, the “Initial RR Consideration”) is at least $17,500,000 and (C) $10,000,000 of Initial RR Consideration is remitted directly to the Agent and the remaining portion of the Initial RR Consideration is remitted directly to the Revolving Credit Agent for application to the outstanding Revolver Debt, (ii) the sale by Phat Fashions of the PF Transferred Assets to PF Purchaser pursuant to the Phat Fashions Purchase Agreement and the release of Agent’s Lien on the PF Transferred Assets, in each case, so long as (A) such sale is consummated on or before January 31, 2013 (B) the amount of the Net Cash Proceeds arising from the cash purchase price (excluding any escrow amount) paid on the Closing (as defined in the Phat Fashions Purchase Agreement) for the PF Transferred Assets (such amount, the “Initial PF Consideration”) is at least $5,000,000 and (C) the Initial PF Consideration is remitted directly to Revolving Credit Agent for application to the outstanding Revolver Debt, and (iii) the prepayment of the Obligations in an aggregate amount not less than $10,000,000 with a portion of the Net Cash Proceeds arising from the sale of the Royal Robbins Transferred Equity Interests pursuant to the Royal Robbins Purchase Agreement. The foregoing consent shall not be deemed to be a consent to any other deviation from the express terms of the Credit Agreement and the Loan Documents.

3. Amendments to Credit Agreement. In reliance upon the representations and warranties of the Borrower set forth in Section 7 below and subject to the conditions to effectiveness set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in appropriate alphabetical order, as follows:

Initial RR Consideration – as defined in the Third Amendment.

Initial PF Consideration – as defined in the Third Amendment.

PF Transferred Assets – as defined in the Third Amendment.

Phat Fashions Purchase Agreement – as defined in the Third Amendment.

Royal Robbins Investment – collectively, the “Seller Notes” (as defined in the Royal Robbins Purchase Agreement) and the “Earnout Cash” (as defined in the Royal Robbins Purchase Agreement).

Royal Robbins Purchase Agreement – as defined in the Third Amendment.

Royal Robbins Transferred Equity Interests – as defined in the Third Amendment.

Third Amendment – that certain Consent and Amendment No. 3 to Credit Agreement dated as of December 31, 2012 among Agent, Lenders and Loan Parties.

(b) The definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA – for any period, for Parent and its Subsidiaries on a consolidated basis and without duplication, an amount equal to the sum (provided, that any gains referred to in clauses (e) or (m) below shall be deducted from such sum) of (without duplication) (a) Consolidated Net Income, (b) Consolidated Net Interest Expense deducted in determining such Consolidated Net Income, (c) the amount of taxes, based on or measured by income, used or included in determining such Consolidated Net Income, (d) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (e) to the extent added or deducted in the calculation of Consolidated Net Income, all gains or losses in connection with restructuring the Calvin Klein license owned by Parent and its Subsidiaries in an aggregate amount not to exceed $3,000,000 in the aggregate for all periods, (f) to the extent deducted in the calculation of Consolidated Net Income, all costs in connection with the closure of certain business segments (including certain retail stores) relating to the Borrowers’ Koret and Sag Harbor names (including, but not limited to, severance, lease buy-outs, termination costs and losses on inventory), as well as other severance costs, contract termination costs, and costs associated with the shutdown of Borrowers’ Trenton, Tennessee distribution facility, in an aggregate amount not to exceed $1,500,000 during the term of this Agreement; provided, that the aggregate amount added back under this clause (f) for the Fiscal Year ending January 28, 2012 shall not exceed $1,000,000, (g) to the extent deducted in the calculation of Consolidated Net Income, any costs and expenses relating to environmental claims in respect of Borrowers’ New Haven property in an amount not to exceed $2,000,000 in the aggregate for all periods, (h) nonrecurring restructuring charges incurred during Fiscal Years 2012 and 2013, in an aggregate amount for both years not to exceed $1,750,000, to the extent not already covered by any of the clauses (a)-(g) above, (i) losses or expenses reflected in Consolidated Net Income as a result of (A) amounts paid to Sponsor in respect of management fees to the extent (1) permitted under Section 9.2.17 (but not to exceed $3,000,000 in any Fiscal Year) and (2) not included in Consolidated EBITDA for a prior period as accrued but unpaid management fees and expenses pursuant to clause (C) below, (B) amounts paid to Sponsor in respect of expense reimbursements to the extent permitted under Section 9.2.17, and (C) accrued but unpaid management fees and expenses payable to Sponsor permitted under Section 9.2.17, (j) costs and expenses incurred in connection with Permitted Acquisitions, (k) all gains or losses resulting from any adjustments of future purchase price or earnout obligations recorded on the balance sheet (to the extent required by GAAP) in connection with the Rebecca Taylor and Zobha acquisitions or any Permitted Acquisition, in an amount not to exceed $1,000,000 in the aggregate during the term of this Agreement, (1) severance expense incurred outside of a GAAP designated restructuring event not to exceed $25,000 in Fiscal Year 2012, (m) to the extent deducted in the calculation of Consolidated Net Income, expense associated with maintaining the stock option program not to exceed $100,000 during any trailing twelve month period, (n) payment associated with the escheatment audit not to exceed $2,100,000 in aggregate, (o) to the extent deducted in the calculation of Consolidated Net Income, fixed asset write-offs and termination costs in connection with the closure of certain business segments (including certain retail stores) relating to the Borrowers’ BLK DNM and Lamb and Flag names, in an aggregate amount not to exceed $5,000,000 during the term of this Agreement, (p) to the extent deducted in the calculation of Consolidated Net Income, all non-cash costs associated with inventory write-downs in connection with the closure of certain business segments (including certain retail stores) relating to the Borrowers’ BLK DNM and Lamb and Flag names, in an aggregate amount not to exceed $3,300,000 during the term of this Agreement, and (q) the aggregate amount of all audit, tax, consulting and legal costs and expenses paid by the Loan Parties during such period associated with Project Victory, plus retention payments during such period for Rea Laccone and Christopher LaPolice less estimated pro forma costs for replacement executives for Rea Laccone and Christopher LaPolice during such period. For each period of 12 consecutive Fiscal Months ending next following the date of any Acquisition (whether consummated before or after the Closing Date), Consolidated EBITDA shall include the results of operations of the Person or assets so acquired on a historical pro forma basis, and which amounts may include such adjustments as are permitted under Regulation S-X of the Securities and Exchange Commission and reasonably satisfactory to Agent.”

(c) The definition of “Permitted Investment” in Section 1.1 of the Credit Agreement is hereby amended to replace the reference to “(i)” with a reference to “(j)”.

(d) The definition of “Restricted Investment” in Section 1.1 of the Credit Agreement is hereby amended to (i) replace the “and” after the clause (h) with “,”, (ii) reletter clause “(i)” as “(j)”, and (iii) add the following clause (i):

“(i) the Royal Robbins Investment, and”.

(e) A new sentence is added at the end of Section 2.1.6(b) of the Credit Agreement as follows:

“Notwithstanding anything contained in this Section 2.1.6(b) to the contrary, (i) the Net Cash Proceeds from the sale of the Royal Robbins Transferred Equity Interests pursuant to the Royal Robbins Purchase Agreement shall be used as follows: (A) $10,000,000 shall be used by Obligors to prepay the Obligations, (B) $5,000,000 shall be applied to the prepayment of the Revolver Debt in accordance with Section 2.1.7, and (C) the remaining portion of such Net Cash Proceeds shall pay down the Revolver Debt (without a permanent reduction in the Revolver Commitment (as defined in the Revolver Agreement) or the establishment of a permanent reserve against the Borrowing Base (as defined in the Revolver Agreement), it being understood that such Net Cash Proceeds shall not be required to be reinvested in or otherwise used to repair, replace or restore any properties or assets as provided above in this Section 2.1.6(b) so long as “Excess Proceeds” (as defined in the 2009 Indenture) do not at any time exceed $10,000,000), and (ii) the Net Cash Proceeds from the sale of the PF Transferred Assets pursuant to the Phat Fashions Purchase Agreement shall pay down the Revolver Debt (without a permanent reduction in the Revolver Commitment (as defined in the Revolver Agreement) or the establishment of a permanent reserve against the Borrowing Base (as defined in the Revolver Agreement), it being understood that such Net Cash Proceeds shall not be required to be reinvested in or otherwise used to repair, replace or restore any properties or assets as provided above in this Section 2.1.6(b)).”

4. Continuing Effect. Except as expressly set forth in Section 2 or 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

5. Reduction of SK/Wells Guaranty/Wells Guaranty LC. Pursuant to that certain Waiver, dated as of March 23, 2012 (the “Waiver”), between the Agent, the Lenders, the Loan Parties, and SK Financial Services Corp. (“SK”), in the event that the SK/Wells Guaranty (as defined therein) is terminated (unless such termination is a result of payment in full of under the SK/Wells Guaranty and/or a full draw under the Wells Guaranty LC (as defined therein)) but the SK/Cerberus Guaranty (as defined therein) remains effective, SK shall promptly (but in any event within three (3) Business Days) deliver to the Agent a letter of credit (in form and substance substantially similar to, and issued by the same financial institution that provided, the Wells Guaranty LC) in the amount of the Wells Guaranty LC minus any payments previously made under such Wells Guaranty LC to support SK’s obligations under the SK/Wells Guaranty. Notwithstanding the provisions of the Waiver, the Agent and the Lenders agree that so long as (a) no Event of Default shall have occurred and be continuing, and (b) the Revolving Credit Agent and the Lenders (as defined in the Revolver Agreement) have returned and terminated the Wells Guaranty LC:

(a)	they will accept a letter of credit in the amount of $10,000,000, on terms and conditions mutually acceptable to SK and the Agent; and

(b)	they consent to the reduction of the Guaranty Cap (as defined in the Limited Guaranty dated as of March 23, 2012, made by SK Financial Services Corp. in favor of the Agent (the “SK/Cerberus Guaranty”)) from $20,000,000 (minus any payments previously made under the Wells Guaranty LC to support SK’s obligations under the SK/Wells Guaranty) to $10,000,000.

6. Reaffirmation and Confirmation; Covenant.

(a) Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally) and collectible obligations of such Loan Party, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.

(b) Each of (i) SCSF Kellwood Finance, LLC (“SCSF Finance”) and Sun Kellwood Finance, LLC (“Sun Finance”, and together with SCSF Finance, the “Sun Guarantors”) hereby ratifies, affirms, acknowledges and agrees that its obligations under that certain Guaranty, dated as of October 19, 2011, made by the Sun Guarantors in favor of the Agent remain in full force and effect and (ii) SK Financial Services Corp. hereby ratifies, affirms, acknowledges and agrees that its obligations under that certain Limited Guaranty dated as of March 23, 2012, made by SK Financial Services Corp. in favor of the Agent remains in full force and effect.

7. Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:

(a) Agent shall have received a fully executed copy of this Amendment;

(b) Agent shall have received a fully executed copy of an amendment to the Revolver Loan Documents, consenting to the dispositions contemplated by the Royal Robbins Purchase Agreement and the Phat Fashions Purchase Agreement;

(c) Agent shall have received a fully executed copy of an amendment to the Sun Loan Documents, consenting to the dispositions contemplated by the Royal Robbins Purchase Agreement and the Phat Fashions Purchase Agreement;

(d) Agent shall have received a fully executed consent to the Intercreditor Agreement consenting to this Amendment; and

(e) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that, after giving effect to this Amendment:

(a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date);

(b) No Default or Event of Default has occurred and is continuing;

(c) This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of each Loan Party and are enforceable against each Loan Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally; and

(d) The transactions contemplated by the Royal Robbins Purchase Agreement and the Phat Fashions Purchase Agreement and the application of the Net Cash Proceeds from such transactions as described herein are in compliance with the 2009 Indenture. Parent has received an opinion as to fairness to Parent of the transactions contemplated by the Royal Robbins Purchase Agreement from a financial point of view issued by an accounting, appraisal or investment banking firm of material standing.

9. Miscellaneous.

(a) Expenses. The Loan Parties jointly and severally agree to pay on demand all expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, all in accordance with Section 3.4 of the Credit Agreement. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.

(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

10. Other Agreements.

(a) Effective simultaneously with receipt of the Initial RR Consideration pursuant to Section 2 hereof, (i) the release in the form of Exhibit E hereto releasing Royal Robbins as a Borrower under the Credit Agreement and the other Loan Documents shall be automatically effective, (ii) Agent authorizes the filing of a UCC termination statement with respect to the UCC financing statement listed on Exhibit F hereto, and (iii) Agent agrees to take such further actions as may be reasonably requested by Borrowers to evidence the termination of the Liens of Agent in the assets of Royal Robbins and the release of Royal Robbins as a Borrower.

(b) Effective simultaneously with receipt of the Initial PF Consideration and the Initial RR Consideration pursuant to Section 2 hereof, (i) Agent authorizes the filing of the partial release in the form of Exhibit G hereto with respect to the UCC financing statement listed on Exhibit H hereto and (ii) Agent agrees to take such further actions as may be reasonably requested by Obligors to evidence the termination of the Liens of Agent in the PF Transferred Assets.

(c) Loan Parties agree that the Net Cash Proceeds of any consideration received by Parent in excess of the Initial RR Consideration under the Royal Robbins Purchase Agreement shall be subject to the terms of Section 2.1.6(b) of the Credit Agreement (as amended by the Third Amendment) and the Net Cash Proceeds of any consideration received by Phat Fashions in excess of the Initial PF Consideration under the Phat Fashions Purchase Agreement shall be subject to the terms of Section 2.1.6(b) of the Credit Agreement (as amended by the Third Amendment).

11. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.

(b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:

KELLWOOD COMPANY

KELLWOOD FINANCIAL RESOURCES, INC.

(formerly known as Newkell, Inc.)

KWD HOLDINGS, INC.

PHAT FASHIONS LLC

PHAT LICENSING LLC

ZOBHA, LLC

MEOW INC.

BETH’S BOUTIQUE, LLC

AMERICAN RECREATION PRODUCTS, LLC

SIERRA DESIGNS ACQUISITION COMPANY, LLC

ROYAL ROBBINS, LLC

VINCE, LLC

By:	/s/ Keith A. Grypp
Name:	Keith A. Grypp
Title:	Senior Vice President

Signature Page to Consent and Amendment No. 3 to Credit Agreement

AGENT AND LENDER:

CERBERUS BUSINESS FINANCE, LLC, as Agent and a Lender

By:	/s/ Daniel Wolf
Name:	Daniel Wolf
Title:	President

Consent and Amendment No. 3 to Credit Agreement

LENDERS:

A5 FUNDING L.P.
By:	A5 Fund Management LLC, its General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

ABLECO FINANCE LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	President

CERBERUS OFFSHORE LEVERED I L.P.
By:	COL I GP Inc., its General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS OFFSHORE LEVERED II LP
By:	COL II GP Inc., its General Partner

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

CERBERUS ONSHORE LEVERED II LLC

By:	/s/ Daniel Wolf
	Name:	Daniel Wolf
	Title:	Vice President

Consent and Amendment No. 3 to Credit Agreement

Agreed and acknowledged with respect to Section 5(b):

SUN KELLWOOD FINANCE, LLC

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President

SCSF KELLWOOD FINANCE, LLC

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President

SK FINANCIAL SERVICES CORP.

By:	/s/ Michael J. McConvery
Name:	Michael J. McConvery
Title:	Vice President

Signature Page to Consent and Amendment No. 3 to Credit Agreement

EXHIBIT A

ROYAL ROBBINS PURCHASE AGREEMENT

See attached.

EXECUTION COPY

CONFIDENTIAL

PURCHASE AGREEMENT

DATED AS OF DECEMBER 31, 2012

BY AND AMONG

KELLWOOD COMPANY,

CANADIAN RECREATION PRODUCTS INC.,

RR CANADA, INC.

AND

RR ACQUISITION CORPORATION

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ARTICLE V Post-Closing Covenants		30
5.1	General	30
5.2	Confidentiality	31
5.3	Non-Solicitation	31
5.4	Public Announcements	32
5.5	Names	32
5.6	Tax Returns	33
5.7	Purchase Price Allocation	33
5.8	Insurance Policies	33
5.9	Financial Statements	34
5.10	Employee Benefits	34

ARTICLE VI Definitions		37

ARTICLE VII General Provisions		47
7.1	Non-Survival of Representations and Warranties	47
7.2	Waiver	47
7.3	Fees and Expenses	47
7.4	Remedies	48
7.5	Consent to Amendments; Waivers	48
7.6	Successors and Assigns	48
7.7	Severability	49
7.8	Counterparts; Facsimile Signatures	49
7.9	Descriptive Headings; Interpretation	49
7.10	Entire Agreement	49
7.11	No Third-Party Beneficiaries	50
7.12	Schedules and Exhibits	50
7.13	Governing Law	50
7.14	Notices	50
7.15	Waiver of Jury Trial	51
7.16	No Strict Construction	52
7.17	Jurisdiction	52
7.18	Independence of Agreements, Covenants, Representations and Warranties	52
7.19	Acknowledgement by the Purchasers	52

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EXHIBITS AND SCHEDULES

Exhibit A	–	Transferred Assets
Exhibit B	–	Estimated Purchase Price
Exhibit C	–	Example Statement of Net Working Capital
Exhibit D	–	Pro Forma Adjusted EBITDA
Exhibit E	–	Form of Seller Note
Exhibit F	–	Form of Subordination and Intercreditor Agreement

Schedule 1.4(a)	–	Form of EBITDA Statement
Schedule 2.1(d)	–	Termination of Affiliate Transactions
Schedule 3.1(a)	–	Organization; Power; Authority; Good Standing
Schedule 3.1(b)	–	Organization; Power; Authority; Good Standing
Schedule 3.2	–	Capitalization
Schedule 3.4	–	Indebtedness
Schedule 3.5(c)	–	Authorization; Execution & Enforceability; No Breach
Schedule 3.6	–	Financial Statements; Books and Records
Schedule 3.7	–	Absence of Undisclosed Liabilities
Schedule 3.9	–	Inventory
Schedule 3.10	–	Absence of Certain Developments
Schedule 3.11(a)	–	Assets
Schedule 3.11(b)	–	Certain Assets and Services
Schedule 3.12	–	Tax Matters
Schedule 3.13(a)	–	Contracts and Commitments
Schedule 3.13(b)	–	Certain Material Contracts
Schedule 3.14(a)	–	Intellectual Property Rights
Schedule 3.14(c)	–	Intellectual Property Claims
Schedule 3.14(d)	–	Intellectual Property
Schedule 3.15	–	Litigation
Schedule 3.17	–	Insurance
Schedule 3.18	–	Labor Matters
Schedule 3.19(a)	–	Employee Benefit Plans
Schedule 3.20	–	Compliance with Laws; Permits
Schedule 3.21	–	Environmental and Safety Matters
Schedule 3.22	–	Affiliate Transactions
Schedule 3.23(a)	–	Material Customers
Schedule 3.23(b)	–	Material Suppliers
Schedule 3.24(b)	–	Real Property
Schedule 3.24(c)	–	Real Property
Schedule 3.25	–	Product Warranty
Schedule 4.2(c)	–	No Breach
Schedule 5.1(d)	–	Domain Names
Schedule 5.7	–	Asset Allocation Schedule

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PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”), dated as of December 31, 2012, is made by and among Kellwood Company, a Delaware corporation (“US Seller”), Canadian Recreation Products Inc., a corporation organized under the Laws of Quebec (“Canada Seller”, and collectively with US Seller, the “Sellers”, and each, individually, a “Seller”), RR Canada, Inc., a corporation organized under the Laws of Quebec (“Canada Purchaser”), and RR Acquisition Corporation, a Delaware corporation (“US Purchaser”, and collectively with Canada Purchaser, the “Purchasers”, and each, individually, a “Purchaser”). The Sellers and the Purchasers are sometimes individually referred to in this Agreement as a “Party”, and collectively, as the “Parties”. Certain capitalized terms used herein have the meanings ascribed to such terms in Article VI.

WHEREAS, US Seller owns all of the issued and outstanding equity interests (the “Units”) of Royal Robbins, LLC, a Delaware limited liability company (the “Company”) immediately prior to the Closing;

WHEREAS, Canada Seller owns certain assets listed on Exhibit A (the “Transferred Assets”) immediately prior to the Closing;

WHEREAS, subject to the terms and conditions set forth herein, (a) US Purchaser desires to acquire all of the Units from US Seller, and US Seller desires to sell all of the Units to US Purchaser, and (b) Canada Purchaser desires to acquire all of the Transferred Assets from Canada Seller, and Canada Seller desires to sell all of the Transferred Assets to Canada Purchaser;

WHEREAS, concurrently with the execution of this Agreement, the Company, US Seller and certain of its Affiliates have entered into a Transition Services Agreement with respect to certain services to be provided by US Seller and certain of its Affiliates to the Company following the Closing (the “Transition Services Agreement”); and

WHEREAS, concurrently with the execution of this Agreement, and as a condition and inducement to the Purchasers’ willingness to enter into this Agreement, Sun Capital Advisors, Inc., (“Sun”) has entered into a letter agreement with respect to certain confidentiality and non-solicitation obligations with respect to itself and certain of its Affiliates (the “Side Letter”).

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

Transactions; Closing

1.1 Purchase Price.

(a) Estimated Purchase Price. The Sellers have prepared and delivered a good faith estimate of the Purchase Price (such calculation of the Purchase Price, the “Estimated Purchase Price”) consistent with applicable definitions related thereto based upon (i) the Enterprise Value and (ii) the Sellers’ good faith estimate of (A) the amount of Closing Cash and Cash Equivalents, (B) the Net Working Capital Adjustment (which may be a negative number), (C) the amount of Closing Date Indebtedness and (D) the amount of Unpaid Seller Expenses, and the Sellers’ calculations thereof (including, in each case the components thereof), which are attached hereto as Exhibit B.

(b) Determination of Final Purchase Price.

(i) As soon as practicable, but no later than 60 days after the Closing Date, the Purchasers shall prepare and deliver to the Sellers the Purchasers’ good faith proposed calculation of the Purchase Price, together with the Purchasers’ good faith proposed calculations of the (A) amount of Closing Cash and Cash Equivalents, (B) Net Working Capital Adjustment, (C) amount of Closing Date Indebtedness and (D) amount of Unpaid Seller Expenses, in each case, including the components thereof and in a manner consistent with the definitions thereof (which calculations shall be collectively referred to herein as the “Proposed Closing Date Calculations”).

(ii) The Proposed Closing Date Calculations shall become final and binding upon the Parties on the 30th day following the Sellers’ receipt thereof unless the Sellers give written notice of their disagreement (a “Purchase Price Dispute Notice”) to the Purchasers prior to such date. Any Purchase Price Dispute Notice shall specify in reasonable detail the nature and amount of any disagreement so asserted (the “Disputed Items”). If a timely Purchase Price Dispute Notice is received by the Purchasers, then the Proposed Closing Date Calculations (as revised as contemplated in this Section l.l(b)(ii)) shall become final and binding upon the Partiers on the earlier of (x) the date the Purchasers and the Sellers resolve in writing any differences they have with respect to any matter specified in the Purchase Price Dispute Notice or (y) the date any matters properly in dispute are finally resolved in writing by the Accounting Firm; provided, that, for purposes of clarity, any items that are not so disputed shall become final and binding upon the Parties on the 30th day following the Sellers’ receipt of the Proposed Closing Date Calculations. During the 30 day-period immediately following the delivery of the Proposed Closing Date Calculations, the Purchasers and the Sellers shall seek in good faith to resolve in writing any difference which they may have with respect to any Disputed Item and the Sellers shall have reasonable access to the books, records and working papers of the Purchasers used in connection with or pertaining to the Purchasers’ preparation of the Proposed Closing Date Calculations. After delivery of any Purchase Price Dispute Notice, the Purchasers shall have reasonable access to the books, records and working papers of the Sellers used in connection with the Sellers’ preparation of the Purchase Price Dispute Notice. If, at the end of the 30-day period after Purchasers’ receipt of a Purchase Price Dispute Notice, any Disputed Item specified in the Purchase Price Dispute Notice has not been resolved by the Purchasers and the Sellers, the Purchasers and the Sellers shall submit to a nationally-recognized, independent accounting firm reasonably acceptable to the Purchasers and the Sellers (the “Accounting Firm”) for review and resolution any such Disputed Items which remain in dispute

(including such Parties’ proposed resolutions thereof) and which were properly included in the Purchase Price Dispute Notice. The Accounting Firm shall be requested to render a final determination of the applicable remaining Disputed Items (acting as an expert and not as an arbitrator) within 30 days after referral of the matter to such Accounting Firm, which determination must be in writing setting forth in reasonable detail the basis therefor and must be based solely on the definitions and other applicable provisions of this Agreement (and not on independent review), on a single presentation submitted by each of the Purchasers and the Sellers and on one written response to each such presentation so submitted, which such determination shall be conclusive and binding on the Parties. The Proposed Closing Date Calculations shall be revised as appropriate to reflect the resolution of any objections thereto pursuant to this Section 1.1(b)(ii) and, as so revised, such Proposed Closing Date Calculations shall be deemed to set forth the final Purchase Price and the final (A) amount of Closing Cash and Cash Equivalents, (B) Net Working Capital, (C) amount of Closing Date Indebtedness and (D) amount of Unpaid Seller Expenses, in each case, for all purposes hereunder (including the determination of the Actual Adjustment).

(iii) The fees and expenses of the Accounting Firm shall be borne proportionately by the US Purchaser, on the one hand, and the US Seller, on the other hand, on the basis of the discrepancy (in dollars) between each such Party’s determination of the Disputed Items (in the aggregate) as presented to the Accounting Firm and the final and binding determination of the Disputed Items (in the aggregate) by the Accounting Firm. Except as provided in the preceding sentence, all other costs and expenses incurred by the Parties in connection with resolving any dispute hereunder before the Accounting Firm shall be borne by the Party incurring such cost and expense. The Parties shall cause the Accounting Firm (x) to be bound by the principles set forth in this Section 1.1(b), (y) to limit its review to matters specifically set forth in the Purchase Price Dispute Notice, and (z) not to assign a value to any item greater than the greatest value for such item claimed by the Purchasers or the Sellers, respectively, or less than the smallest value for such item claimed by the Purchasers or the Sellers, respectively.

(c) Adjustment to Estimated Purchase Price.

(i) If the Actual Adjustment is a positive amount, then US Purchaser shall pay (or shall cause the Company to pay) to US Seller an amount equal to such positive amount by wire transfer or delivery of immediately available funds within three Business Days after the date on which the Purchase Price is finally determined pursuant to Section 1.1(b) above.

(ii) If the Actual Adjustment is a negative amount, then US Seller shall pay to US Purchaser an amount equal to the absolute value of such negative amount within three Business Days after the date on which the Purchase Price is finally determined pursuant to Section 1.1(b) above to be paid (A) first from the Escrow Fund (and US Purchaser and US Seller shall promptly execute the necessary documents instructing the Escrow Agent to make the applicable payment to US Purchaser), and (B) then, to the extent the Escrow Fund is insufficient, the remaining balance from US Seller by wire transfer or delivery of immediately available funds.

(iii) Any amounts remaining in the Escrow Fund after payment of the Actual Adjustment pursuant to Section 1.1(c)(i) or 1.1(c)(ii), as the case may be, shall be released to US Seller, and in such instance, US Purchaser and US Seller shall promptly execute the necessary documents instructing the Escrow Agent to make the applicable payment to US Seller.

1.2 Purchase, Sale and Assumption. At the Closing, subject to the terms and conditions set forth herein, (a) (i) US Purchaser shall purchase from US Seller, and US Seller shall sell, convey, assign, transfer, and deliver to US Purchaser, the Units, free and clear of any Encumbrances, (ii) Canada Purchaser shall purchase from Canada Seller, and Canada Seller shall sell, convey, assign, transfer, and deliver to Canada Purchaser, Canada Seller’s rights, title and interest in and to the Transferred Assets, and (iii) to the extent not an asset of the Company or otherwise acquired by the Purchasers, the US Purchaser shall acquire all current assets to the extent included in Net Working Capital as finally determined in accordance with Section 1.1(b)(ii), and (b) to the extent not a liability of the Company, the US Purchaser shall assume all current liabilities to the extent included in Net Working Capital as finally determined in accordance with Section 1.1(b)(ii) (such liabilities set forth in clauses (b)(i) and (b)(ii) above being collectively referred to herein as the “Assumed Liabilities”).

1.3 The Closing. The consummation of the transactions contemplated hereby (collectively, the “Closing”) will take place at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York, commencing at 9:00 a.m. local time on the date of this Agreement (the “Closing Date”). The effective time of the Closing is 11:59 p.m. on the Closing Date. At the Closing, subject to the satisfaction or waiver of each of the conditions specified in Article II:

(a) US Seller shall deliver to US Purchaser the Units, free and clear of all Encumbrances;

(b) Canada Seller shall deliver to Canada Purchaser the instruments of assignment and transfer with respect to the Transferred Assets in a form reasonably satisfactory to Canada Purchaser and duly executed by Canada Seller, evidencing the transfer of the Transferred Assets to Canada Purchaser;

(c) Canada Purchaser shall deliver to US Seller (on behalf, and at the direction, of Canada Seller, an amount equal to $2,500,000 of the Closing Payment Amount (as the sole consideration for the Transferred Assets), and US Purchaser shall deliver to US Seller, an amount equal to the remainder of the Closing Payment Amount, in each case, in immediately available funds to accounts specified by each such Seller to the Purchasers at least two Business Days prior to the Closing;

(d) the US Purchaser shall pay $500,000 (the “Escrow Amount”), by wire transfer of immediately available funds, to an escrow account at JPMorgan Chase Bank, N.A. (the “Escrow Agent”) pursuant to an Escrow Agreement dated as of the Closing Date and in form and substance reasonably acceptable to US Purchaser and US Seller (the “Escrow Agreement”); and

(e) the Purchasers shall pay and discharge (or cause to be paid and discharged), on behalf of the Company, all Closing Date Indebtedness and all Unpaid Seller Expenses, in each case, set forth on Exhibit B, by wire transfer of immediately available funds pursuant to written instructions set forth on the applicable payoff letters and invoices submitted to the Purchasers prior to the date hereof. The Parties acknowledge that the Closing Date Indebtedness and Unpaid Seller Expenses are obligations of the Sellers incurred on or before the Closing Date, and nothing in this Agreement shall be deemed to make them obligations of the Purchasers. Payment of such Closing Date Indebtedness and Unpaid Seller Expenses by the Purchasers on behalf of the Sellers on the Closing Date is being made for convenience only.

1.4 Earnout. As additional consideration to US Seller, if and solely to the extent required by this Section 1.4, US Seller shall be entitled to receive additional consideration in the aggregate amount of up to $3,500,000 (in cash and notes) as set forth in this Section 1.4 (the sum of the Purchase Price and all amounts paid pursuant to this Section 1.4, the “Adjusted Purchase Price”).

(a) EBITDA Statements. On or prior to the earlier of (i) 30 calendar days following the delivery to the Company of the audited consolidated financial statements of the Company with respect to the Company’s 2012 fiscal year and (ii) five months after the end of the Company’s 2012 fiscal year, the US Purchaser shall deliver to the US Seller the audited consolidated financial statements of the Company for the Company’s 2012 fiscal year, and a statement (the “EBITDA Statement”) in the form attached hereto as Schedule 1.4(a) setting forth US Purchaser’s good faith calculation of the Pro Forma Adjusted EBITDA of the Company for such period based upon the audited consolidated financial statements of the Company for the Company’s 2012 fiscal year (calculated in accordance with Exhibit D). If US Seller does not provide a written notice (an “EBITDA Statement Dispute Notice”) with respect to certain disputed items (or calculations) as specified in the notice (the “EBITDA Disputed Items”) to the Purchasers within 30 calendar days following US Seller’s receipt of such EBITDA Statement, then the Parties hereby agree that such EBITDA Statement shall be deemed conclusive and binding on the parties hereto. During the 30 day-period immediately following the delivery of the EBITDA Statement, the Purchasers and the Sellers shall seek in good faith to resolve in writing any difference which they may have with respect to any EBITDA Disputed Item and the Sellers shall have reasonable access to the books, records and working papers of the Purchasers and the Company used in connection with or pertaining to US Purchaser’s preparation of the EBITDA Statement. After delivery of any EBITDA Statement Dispute Notice, the Purchasers shall have reasonable access to the books, records and working papers of the Sellers used in connection with the Sellers’ preparation of the EBITDA Statement Dispute Notice

(b) Earnout Dispute. If US Seller provides an EBITDA Statement Dispute Notice to US Purchaser within such 30-day calendar period, the Purchasers and the Sellers shall use commercially reasonable efforts to resolve the dispute during the 30-calendar day period commencing on the date US Purchaser receives the EBITDA Statement Dispute Notice from the US Seller. If the US Purchaser and US Seller do not agree upon a final resolution within such 30-calendar day period, then the items remaining in dispute shall be submitted immediately by US Purchaser and US Seller to the Accounting Firm for determination in accordance with the procedural principles set forth in Section 1.1(b)(ii), with the fees of such Accounting Firm to be borne proportionately by the US Seller, on the one hand, and US Purchaser, on the other hand, on the basis of the discrepancy (in dollars) between each such Party’s determination of the Pro Forma Adjusted EBITDA of the Company as presented to the Accounting Firm and the final and binding determination of the Pro Forma Adjusted EBITDA of the Company by the Accounting Firm. The conclusive and binding EBITDA Statement, based either upon agreement of the Parties or the written determination delivered by the Accounting Firm in accordance with Section 1.1(b)(ii) and this Section 1.4(b), shall be deemed the “Conclusive EBITDA Statement”.

(c) Payment. In the event the Conclusive EBITDA Statement sets forth a Pro Forma Adjusted EBITDA of the Company for the Company’s 2012 fiscal year in excess of $3,869,000, within 10 calendar days following the applicable statement becoming a Conclusive EBITDA Statement, (A) the US Purchaser shall, or shall cause the Company to, pay to US Seller an amount equal to 50% of the Earnout Amount in immediately available funds to accounts specified by US Seller (the “Earnout Cash”), and (B) subject to US Seller entering into a Subordination and Intercreditor Agreement substantially in the form attached as Exhibit F hereto, the Company shall issue to US Seller a promissory note from the Company in an original principal amount equal to 50% of the Earnout Amount substantially in the form attached as Exhibit E hereto (the “Seller Note”). For the avoidance of doubt, (x) in the event that Pro Forma Adjusted EBITDA of the Company does not exceed $3,869,000, the US Seller shall not be entitled to any additional consideration pursuant to this Section 1.4, and (y) in no event shall either (1) the amount of the Earnout Cash or (2) the aggregate principal amount of the Seller Note exceed $1,750,000, respectively. In order to ensure compliance with all applicable Tax withholdings, the Sellers and the Purchasers agree to pay any part of the Earnout Amount ultimately owing to Bob Orlando from the Sellers or the Company through the payroll system of US Seller, to the extent permitted, or otherwise through the Company (taking into account all applicable Tax withholding requirements and netting the aggregate amount to be so paid to Bob Orlando (as set forth in a direction letter provided by US Seller) from the amount otherwise payable pursuant to this Section 1.4(c)).

(d) Change of Control. Upon the consummation of a Change of Control prior to the payment of the Earnout Amount or the binding determination in accordance with this Section 1.4 that no Earnout Amount is due to the Sellers, as applicable, $3,500,000 shall automatically become immediately due and payable to the Sellers, and US Purchaser shall pay to US Seller $3,500,000 in immediately available funds to accounts specified by each such Seller.

(e) Payments to Affiliates. Until payment of the Earnout Amount or the binding determination in accordance with this Section 1.4 that no Earnout Amount is due to the Sellers, neither the Company nor any Purchaser shall make any payment or distribution (including “Distributions” as defined in the Senior Loan Agreement) that they are not otherwise permitted to make under the Senior Loan Agreement (as in effect as of the date hereof and not taking into account any subsequent amendments or modifications thereof); provided, that, to the extent any such payment or distribution is permitted solely due to obtaining the consent of the Agent (as defined in the Senior Loan Agreement), such payment or distribution shall require the US Seller’s prior written consent to be permitted hereunder. In the event that the Earnout Cash has not been paid in full on the date required by, and in accordance with the terms and conditions of, this Section 1.4 then, from and after such date and until the date that the Earnout Cash has been paid in full, neither the Company nor any Purchaser shall make any payments pursuant to the Sponsor Management Agreement (as defined in the Senior Loan Agreement) including payment of Permitted Sponsor Management Fees (as defined in the Senior Loan Agreement) and neither the Company nor any Purchaser shall enter into, or make payments pursuant to, any management services agreement, management fee agreement or other agreement with any Person (as defined in the Senior Loan Agreement) that provides for management fees, commissions or similar consulting fees and commissions without the US Seller’s prior written consent.

ARTICLE II

Closing Conditions

2.1 Conditions to the Purchasers’ Obligations. The obligation of the Purchasers to consummate the transactions contemplated hereby is subject to the satisfaction as of the Closing of the following conditions, any and all of which may be waived in whole or in part by the Purchasers to the extent permitted by applicable Law:

(a) Resignation of Directors and Officers. The Purchasers shall have received duly executed resignations of the directors and officers of the Company.

(b) Consents and Approvals. The Sellers shall have made, or caused to be made, all filings and shall have obtained all Permits, authorizations, consents and approvals required to be obtained by the Company to consummate the transactions contemplated by this Agreement as set forth on Schedule 3.5(c) (the “Consents”).

(c) Payoff Letters and Invoices. The Purchasers shall have been furnished with payoff letters or releases from guarantees, as applicable, from all holders of Indebtedness, which payoff letters and releases set forth the terms and conditions for the payment (in the case of payoff letters) or the release (in the case of releases) and satisfaction in full of all such Indebtedness and release of all Liens other than Permitted Liens granted by the Company and/or the Sellers (with respect to the Units and/or the Transferred Assets) relating thereto on and as of the Closing Date, and to the extent any amount in respect of such Indebtedness or any Unpaid Seller Expenses are to be paid and discharged pursuant to Section 1.3(e), each applicable payoff letter or invoice shall be provided to the Purchasers and shall contain wire instructions for payment.

(d) Termination of Affiliate Transactions. The Purchasers shall have received copies of termination agreements, in form and substance reasonably satisfactory to the Purchasers, with respect to the Contracts listed on Schedule 2.1(d), in each case duly executed by the parties thereto.

(e) Escrow Agreement. US Seller and the Escrow Agent shall have duly executed and delivered the Escrow Agreement.

(f) Transition Services Agreement. The Company, US Seller, Canada Seller, and American Recreations Products, LLC shall have duly executed and delivered the Transition Services Agreement.

(g) Side Letter. Sun shall have duly executed and delivered the Side Letter.

(h) Closing Documents. At the Closing, the Sellers shall have delivered to the Purchasers all of the following documents:

(i) certified copies of all Governing Documents, existing minute books, equity transfer records, corporate seals and other materials relating to the Company’s corporate administration which are in the possession of the Sellers;

(ii) certified copy of a good standing or similar certificate of the Company from the State of Delaware dated no more than seven (7) days prior to the Closing Date;

(iii) a certified copy of the resolutions of each Seller’s board of directors authorizing the execution, delivery and consummation of this Agreement and the Transaction Documents to which such Seller is a party and the transactions contemplated hereby and thereby;

(iv) a duly executed non-foreign affidavit from US Seller dated as of the Closing Date and in form and substance required under Treasury Regulation 1.1445-2(b)(2) such that the Purchasers are exempt from withholding any portion of the Purchase Price thereunder;

(v) a duly executed Form W-9 from US Seller; and

(vi) unit certificate(s), if any, representing the Units, duly endorsed in blank for transfer or accompanied by unit powers duly executed in blank.

2.2 Conditions to the Sellers’ Obligations. The obligation of the Sellers to consummate the transactions contemplated hereby is subject to the satisfaction as of the Closing of the following conditions, any and all of which may be waived in whole or in part by the Sellers to the extent permitted by applicable Law:

(a) Escrow Agreement. US Purchaser and the Escrow Agent shall have duly executed and delivered the Escrow Agreement.

ARTICLE III

Representations and Warranties of the Sellers

As a material inducement to the Purchasers to enter into this Agreement and to consummate the transactions contemplated hereby, the Sellers hereby jointly and severally represent and warrant to the Purchasers as follows:

3.1 Organization; Power; Authority; Good Standing.

(a) Each Seller is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and possesses full power and authority necessary to own, lease and operate its properties, to carry on its business as now conducted and as proposed to be conducted as of the Closing Date. Each Seller is duly licensed or qualified to transact business and is in good standing as a foreign entity in those jurisdictions set forth on

Schedule 3.1(a), which constitute all of the jurisdictions in which the character of the Assets owned or leased, or the business conducted, by it requires such licensing or qualification, except for jurisdictions where the failure to be so licensed, qualified or in good standing has not had and could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Purchasers have been furnished with true, correct and complete copies of the Governing Documents of each Seller, as amended and in effect on the date of this Agreement.

(b) The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company possesses full power and authority necessary to own, lease and operate its properties, to carry on its business as now conducted and as proposed to be conducted as of the Closing Date. The Company is duly licensed or qualified to transact business and is in good standing as a foreign entity in those jurisdictions set forth on Schedule 3.1(b), which constitute all of the jurisdictions in which the character of the Assets owned or leased, or the business conducted, by it requires such licensing or qualification, except for jurisdictions where the failure to be so licensed, qualified or in good standing has not had and could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Purchasers have been furnished with true, correct and complete copies of the Governing Documents of the Company, as amended and in effect on the date of this Agreement.

3.2 Capitalization. As of immediately prior to the Closing, the authorized, issued and outstanding Equity Interests of the Company are set forth on Schedule 3.2. All of the outstanding Equity Interests of the Company are duly authorized and validly issued and are held beneficially and of record by the Sellers as set forth on Schedule 3.2, free and clear of any Encumbrances other than Permitted Liens. Except as set forth on Schedule 3.2, the Company does not have any outstanding (a) Equity Interests or other securities convertible or exchangeable for any of its Equity Interests or containing any profit participation or compensatory equity features, nor any rights or options to subscribe for or to purchase its Equity Interests or (b) any equity appreciation rights, or phantom equity or similar plans or rights. There are no (a) outstanding obligations of the Company (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Interests or any warrants, options or other rights to acquire its Equity Interests or (b) voting trusts, proxies or other agreements among the Company’s equityholders with respect to the voting or transfer of the Company’s Equity Interests. As of the Closing, one hundred percent (100%) of the outstanding Equity Interests of the Company will be held by US Purchaser and will be duly authorized and validly issued, free and clear of any Encumbrances.

3.3 Subsidiaries. The Company does not have any Subsidiaries or hold any Equity Interest of any Person.

3.4 Indebtedness. Except as set forth on Schedule 3.4, the Company does not have any Indebtedness.

3.5 Authorization; Execution & Enforceability; No Breach.

(a) Each of the Sellers and the Company has full power and authority to execute and deliver each Transaction Document to which it is a party and any and all instruments necessary or appropriate in order to fully effectuate the terms and conditions of each such Transaction Document and to perform and consummate the transactions contemplated hereby and thereby.

(b) Each Seller’s execution, delivery and performance of each Transaction Document to which it is a party has been duly and validly authorized by all necessary action on the part of such Seller and/or its equityholders. The Company’s execution, delivery and performance of each Transaction Document to which it is a party has been duly and validly authorized by all necessary action on the part of the Company and/or its equityholders. Each Transaction Document to which any of the Sellers or the Company is a party has been duly and validly executed and delivered by the applicable Seller or the Company, as applicable, and constitutes, or upon its execution and delivery will constitute, assuming due execution by the counterparties thereto, a valid and legally binding obligation of the applicable Seller or the Company, as applicable, enforceable against the applicable Seller or the Company, as applicable, in accordance with its terms and conditions.

(c) Except as set forth on Schedule 3.5(c), the execution, delivery and performance by each of the Sellers and the Company of each Transaction Document to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) result in the creation of any Lien other than Permitted Liens upon any Assets of the Sellers or the Company pursuant to, (ii) conflict with any provision or result in any breach or violation of, (iii) constitute (whether with or without the passage of time, the giving of notice or both) a default under, (iv) trigger any “change in control” or other similar provision contained in, or (v) give rise to any right of termination, cancellation, acceleration or other material right under, in each case, (1) any Law applicable to the Sellers, the Company or any of their Assets, (2) the Transaction Documents, (3) the Governing Documents of the Sellers or the Company, (4) any Permit held by the Sellers or the Company, or (5) any other Material Contracts to which the Sellers or the Company is a party or by which any of their Assets are otherwise bound. Except as set forth on Schedule 3.5(c), none of the Sellers or the Company is required to provide any notice to, or make any filing with, any Governmental Authority or any other Person, or obtain any Permit or Consent, in each case, for the valid execution, delivery and performance by any of the Sellers or the Company, as applicable, of the Transaction Documents to which it is a party.

3.6 Financial Statements; Books and Records. Attached hereto as part of Schedule 3.6 are true, correct and complete copies of (a) the unaudited, combined balance sheets of the Company and, with respect to the Transferred Assets and Assumed Liabilities, the Sellers, as of January 30, 2010, January 29, 2011 and January 28, 2012, and the related unaudited, combined statements of income for the respective twelve-month periods then ended and (b) the unaudited balance sheet of the Company, and with respect to the Transferred Assets and Assumed Liabilities, the Sellers, as of October 27, 2012, (the “Most Recent Balance Sheet”), and the related unaudited statement of income for the 9-month period then ended. The financial statements described in clauses (a) and (b) above are collectively referred to herein as the “Financial Statements”. Except as set forth on Schedule 3.6, the Financial Statements (including in all cases the notes thereto) (x) have been prepared in accordance with GAAP, consistently applied throughout the periods indicated, (y) have been prepared from, and in all material respects in accordance with, the books and records of the Company, and (z) fairly present in all material respects the financial condition of the Company and accurately reflect in all material respects the operating results of the Company (in each case as of the applicable dates or for the applicable periods); provided, however, that the Financial Statements do not contain all notes required under GAAP. The books of account, minute books and other records of the Company, all of which have been made available to the Purchasers, are, in all material respects, true, correct and complete and have been maintained in accordance with sound business practices. At the Closing, all such corporate books and records will be in the possession of the Company.

3.7 Absence of Undisclosed Liabilities. Except as set forth on Schedule 3.7, the Company does not have any Liability other than (a) Liabilities set forth on the liabilities side of the Most Recent Balance Sheet (rather than any notes thereto), (b) Liabilities incurred in the Ordinary Course of Business since the Most Recent Balance Sheet, (c) obligations pursuant to any Material Contract or any Contract not required to be set forth on Schedule 3.13(a), and (d) Liabilities that do not exceed, individually or in the aggregate, $500,000, none of which with respect to clauses (b) and (c) above, is a Liability resulting from breach of contract, breach of warranty, tort, infringement, claim, lawsuit, violation of Law or environmental Liability or cleanup obligation.

3.8 Accounts Receivable; Unbilled Revenue. All accounts receivable reflected on the Most Recent Balance Sheet (a) represent valid obligations arising from bona fide sales actually made or services actually performed in the Ordinary Course of Business, (b) are not subject to valid counterclaims or setoffs, and (c) are current and collectible in accordance with their terms at their recorded amounts, subject (in the aggregate) only to the reserve for bad debt or other applicable reserve set forth on the Most Recent Balance Sheet. All accounts receivable reflected on the Net Working Capital (as finally determined under Section 1.1(b)) (i) will represent valid obligations arising from bona fide sales actually made or services actually performed in the Ordinary Course of Business, (ii) will not be subject to valid counterclaims or setoffs, and (iii) will be current and collectible in accordance with their terms at their recorded amounts, subject (in the aggregate) only to the reserve for bad debt, or other applicable reserve, set forth on the calculations of such Net Working Capital.

3.9 Inventory. All of the inventory reflected on the Most Recent Balance Sheet (a) consists of raw materials and supplies, manufactured and purchased parts, goods in process, and finished goods, and (b) is merchantable, fit for the purpose for which it was procured or manufactured and is of quantity and quality usable and saleable by the Company or Canadian Seller, as applicable, in the Ordinary Course of Business, subject (in the aggregate) only to the reserve for inventory writedown, or other applicable reserve, set forth on the Most Recent Balance Sheet, and the Company or Canadian Seller, as applicable, have good and valid title to such inventory, free and clear of all Liens other than Permitted Liens. All of the inventory reflected on the Net Working Capital (as finally determined under Section 1.1(b)) (i) will consist of raw materials and supplies, manufactured and purchased parts, goods in process, and finished goods, and (ii) will be merchantable, fit for the purpose for which it was procured or manufactured and is of quantity and quality usable and saleable by the Company or Canadian Seller, as applicable, in the Ordinary Course of Business, subject (in the aggregate) only to the reserve for inventory writedown, or other applicable reserve, set forth on the calculations of such Net Working Capital, and the Company or Canadian Seller, as applicable, will have good and valid title to such inventory, free and clear of all Liens other than Permitted Liens. Except as set forth in Schedule 3.9, the Company or Canadian Seller, (whether as buyer, seller or re-seller of particular inventory) do not have any outstanding sales on consignment, sales on approval, sales on return or guaranteed sales, or similar arrangements.

3.10 Absence of Certain Developments. Since January 28, 2012, there has occurred no fact, event or circumstance which has had or could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.10, since January 28, 2012, the Company and the Sellers have conducted the Business only in the Ordinary Course of Business, and have not, with respect to or otherwise related to the Business:

(a) amended any provision of the Company’s Governing Documents;

(b) issued any Equity Interests of the Company, declared, set aside or made any payment or distribution of cash or other property with respect to its Equity Interests, purchased, redeemed or otherwise acquired any of its Equity Interests;

(c) incurred any Indebtedness, other than capitalized leases not exceeding $25,000 in the aggregate (determined in accordance with GAAP);

(d) discharged or satisfied any Lien other than Permitted Liens or paid any Liability, other than current Liabilities paid in the Ordinary Course of Business;

(e) sold (other than sales of inventory in the Ordinary Course of Business), licensed, leased, transferred, assigned, abandoned or otherwise disposed of any of its Assets or mortgaged, pledged, or imposed any Lien other than Permitted Liens upon any of its Assets;

(f) suffered any damage, destruction or casualty loss exceeding $25,000 in the aggregate, whether or not covered by insurance, or experienced any material change in the amount and scope of insurance coverage;

(g) made, promised or granted any bonus, any equity or incentive awards or any wage or salary increase or other compensation and benefits to any employee, group of employees, consultants, officers or directors (other than wage increases in the Ordinary Course of Business), or adopted, amended, materially increased benefits under or terminated any Employee Benefit Plan, or pay, agree to pay, or set aside funds to pay, any pension, retirement allowance, termination or severance pay, bonus or other employee benefit in a manner not required by any existing Employee Benefit Plan to any employee, group of employees, consultants, officers or directors;

(h) made any loans or advances to, guarantees for the benefit of, or any Investments in, any Person (other than advances to employees in the Ordinary Course of Business);

(i) directly or indirectly engaged in any transaction or entered into any arrangement with any of the Company’s officers, directors, equityholders, Affiliates or any of their respective relatives;

(j) entered into, modified or terminated any Material Contract;

(k) made any capital expenditure (or series of related capital expenditures) or commitment therefore in excess of $25,000 individually or $50,000 in the aggregate, or delayed or postponed the making of any capital expenditure or the repair or maintenance of any Assets;

(1) made any change in the policies of the Business with respect to the payment of accounts payable or accrued expenses or the collection of the accounts receivable or other receivables, including any acceleration or deferral of the payment or collection thereof, as applicable, or made any write down in the value of its inventory in a manner that is outside of the Ordinary Course of Business;

(m) made any material change in the manner in which the Business extends discounts or credits to, or otherwise deals with, customers;

(n) made any material change in the manner in which the Business markets its products or services;

(o) made any change in its cash management practices or in the accounting methods, principles or practices used by the Business;

(p) taken any action (or failed to take any action) that has resulted in, or could reasonably be expected to result in, the loss, lapse, abandonment, invalidity or unenforceability of any Company Intellectual Property Rights;

(q) made any change in any method of financial or Tax accounting or financial or Tax accounting practice used by the Company other than such changes as were required by GAAP or applicable Tax Law, as applicable;

(r) made any Tax election (including any change or revocation of any election), any amendment to any Tax Return, any settlement of any Tax claim or assessment, any surrender of any right to claim a refund of Taxes or any consent to extend or waive the statute of limitations applicable to any Tax claim or assessment; or

(s) agreed, whether orally or in writing, to do any of the foregoing.

3.11 Assets.

(a) Except as set forth on Schedule 3.11(a) or disposed of in the Ordinary Course of Business, the Company or the applicable Seller has good and valid title to, or a valid leasehold interest in, the Assets used by it, located on its premises, set forth on the Most Recent Balance Sheet or acquired thereafter prior to the Closing, in each case, free and clear of all Liens other than Permitted Liens.

(b) Except for services to be provided pursuant to the Transition Services Agreement and those assets and services set forth on Schedule 3.11(b), the Assets of the Company and the Transferred Assets (i) together constitute all of the Assets necessary and sufficient to operate the Business in the manner presently operated by the Company, and (ii) when taken as a whole, (A) are free from any material defects, (B) have been maintained in accordance with normal industry practice, and (C) are in good operating condition and repair (subject to normal wear and tear) adequate and suitable for the purposes for which such Assets are presently used.

3.12 Tax Matters. Except as set forth on Schedule 3.12:

(a) Each of the Sellers and the Company has filed (or has had filed on its behalf) all Tax Returns that it was required to file under applicable Laws and regulations. All such Tax Returns were true, correct and complete in all respects and were prepared in compliance with all applicable Laws and regulations. All Taxes due and owing by (or with respect to the operations of) the Sellers or the Company (whether or not shown on any Tax Return) have been paid. None of the Sellers or the Company is the beneficiary of any extension of time within which to file any currently outstanding Tax Return. Since July 2, 2007, no claim has ever been made by an authority in a jurisdiction where the Sellers or the Company does not file Tax Returns that the Sellers or the Company, as the case may be, is or may be subject to taxation by, or may be required to file any Tax Returns in, that jurisdiction. There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the Assets of the Sellers, the Company or the Business.

(b) Each of the Sellers and the Company has withheld and timely paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, equityholder, or other third party.

(c) No foreign, federal, provincial, state, or local Tax audits or administrative or judicial Tax proceedings are pending or are being conducted with respect to the Sellers or the Company. None of the Sellers or the Company has received from any foreign, federal, state, or local taxing authority (including jurisdictions where the Company has not filed Tax Returns) any (i) notice indicating an intent to open an audit or other review, (ii) request for information related to Tax matters, or (iii) notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted, or assessed by any taxing authority or Governmental Authority against the Sellers or the Company.

(d) None of the Sellers or the Company has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(e) Each of the Sellers and the Company has disclosed on its U.S. federal income Tax Returns (if any) all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code §6662. None of the Sellers or the Company is a party to or bound by any Tax allocation or sharing agreement.

(f) None of the Company, the Purchasers or any other of their respective Affiliates will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any:

(i) change in method of accounting for a taxable period ending on or prior to the Closing Date;

(ii) “closing agreement” as described in Code §7121 (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;

(iii) installment sale or open transaction disposition made on or prior to the Closing Date;

(iv) prepaid amount received on or prior to the Closing Date;

(v) intercompany transaction or excess loss account described in the Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign Tax law); or

(i) election under Section 108(i) of the Code.

(g) None of the Sellers or the Company has engaged in any “listed transaction” or “reportable transaction” as defined in the Treasury Regulations promulgated under Sections 6011, 6111 and 6112 of the Code.

(h) The Company has, since July 27, 2012, been properly classified as a disregarded entity for U.S. federal, state and local income tax purposes.

(i) None of the Sellers or the Company has any liability for Taxes of any other Person under Treasury Regulations Section 1.1502-6 or any analogous provision of state, local or foreign Tax Law, or as a transferee or successor, by Contract, or otherwise.

(j) The Sellers and the Company have delivered or made available to the Purchasers correct and complete copies of all income Tax Returns filed by, and all examination reports and statements of deficiencies assessed against or agreed to by the Company for any taxable period ended on or after December 31, 2009.

(k) None of the Sellers or the Company is subject to any ruling of the Internal Revenue Service (or any similar state, local or foreign agency) or has a request for such a ruling currently pending or has entered into any legally binding agreement with a taxing authority relating to any Tax.

(l) Canada Seller is not a non-resident of Canada for purposes of the Income Tax Act (Canada).

(m) Canada Seller is registered under the Excise Tax Act (Canada) for purposes of the harmonized sales tax and goods and services tax and (i) its registration number is 102221900 and (ii) its business address is 151 Superior Blvd., Mississagua, Ontario L5T 2L1. The inventory included in the Transferred Assets is located in the province of Ontario, Canada.

3.13 Contracts and Commitments.

(a) Except as set forth on Schedule 3.13(a) (which references subsections (i) through (xvi) below, as applicable), neither the Company nor any Seller (with respect to the Business) is a party to or bound by any written or oral:

(i) pension, profit sharing, incentive, equity option, phantom equity, employee equity purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan, arrangement or practice;

(ii) management agreement or Contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis (A) providing annual cash or other compensation in excess of $75,000, (B) providing for the payment of any cash or other compensation or benefits as a result of the execution of this Agreement and/or the consummation of the transactions contemplated hereby, or (C) otherwise restricting its ability to terminate the employment of any employee at any time for any lawful reason or for no reason without Liability;

(iii) collective bargaining agreement, or any Contract with a works council, trade union, labor organization, or other employee representative;

(iv) Contract with any Governmental Authority;

(v) Contract relating to borrowed money or other Indebtedness or the mortgaging, pledging or otherwise placing a Lien other than a Permitted Lien on any material Asset or group of material Assets or any letter of credit arrangements, or any guaranty therefor;

(vi) Contract under which the Company is a (A) lessee of or holds or operates any personal property owned by any other Person, except for any lease of personal property under which the aggregate annual rental payments do not exceed $50,000 or (B) lessor of or permits any Person to hold, operate or occupy any personal property, owned or controlled by the Company;

(vii) Contract or group of related Contracts with the same party or group of Affiliated parties continuing over a period of more than six months from the date or dates thereof, not terminable by the Company upon 30 days or less notice without penalty or involving more than $50,000;

(viii) Contract relating to the ownership of, Investments in or loans and advances to any Person, including Investments in joint ventures and minority equity investments;

(ix) license, royalty or other Contracts with respect to any Intellectual Property Rights (other than licenses for mass-marketed software with a replacement cost and/or aggregate annual license and maintenance fees of less than $10,000), including all Contracts relating to Rights of Publicity and all Contracts relating to the design, development or hosting of any website owned or used by the Company (including any content included on any such website);

(x) Contract that contains any provision pursuant to which the Company is obligated to indemnify or make any indemnification payments to any Person;

(xi) agent, sales representative, sales or distribution Contracts (other than purchase and sale orders entered into in the Ordinary Course of Business);

(xii) Contract relating to the marketing or advertising of the Company’s products or services;

(xiii) power of attorney or other similar Contract or grant of agency;

(xiv) Contract prohibiting it, now or in the future, from freely engaging in any business or competing anywhere in the world or restricting its use of any Intellectual Property Rights, including any nondisclosure, non-competition, settlement, coexistence, standstill or confidentiality agreements;

(xv) Contract (A) providing for the Company to be the provider or supplier of any product or service to any Person who is a Material Customer of the Company, (B) providing for any Person who is a Material Supplier or service provider of the Company to be the provider of any product or service to the Company, (C) providing for the Company to be the exclusive or preferred provider or supplier of any product or service to any Person or the exclusive or preferred recipient or customer of any product or service of any Person or that otherwise involves the granting by any Person to the Company of exclusive or preferred rights of any kind (including with respect to any distribution or sales rights in any territory), (D) providing for any Person to be the exclusive or preferred provider of any product or service to the Company or the exclusive or preferred recipient of any product or service of the Company or that otherwise involves the granting by the Company to any Person of exclusive or preferred rights, (E) granting to any Person a right of first refusal or right of first offer on the sale of any part of the business of the Company or (F) containing a provision of the type commonly referred to as “most favored nation” provision for the benefit of a Person other than the Company;

(xvi) Settlement, conciliation, or similar Contract pursuant to which the Company is obligated to pay consideration after the date of this Agreement in excess of $50,000; or

(xvii) Contract that is otherwise material to the Assets, business, operations or financial condition of the Business or the Company, taken as a whole.

(b) All of the Contracts set forth or required to be set forth on Schedule 3.13(a) together with all Real Property Leases and Insurance Policies (collectively, the “Material Contracts”) are legal, valid, binding and enforceable as to the Company or a Seller (as applicable) and, to the Knowledge of the Company, the other parties thereto, in accordance with their respective terms. Each Material Contract is currently in full force and effect and will be in full force and effect in accordance with its terms upon consummation of the transactions contemplated hereby. Except as set forth on Schedule 3.13(b), the Company or a Seller (as applicable), and to the Company’s Knowledge, each other party to any Material Contract, has performed all obligations required to be performed by it and is not in default under or in breach of, or in receipt of any claim of default or breach under, any Material Contract. There has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute a default or breach under a Material Contract by the Company or a Seller (as applicable), or to the Company’s Knowledge, any of the other parties to such Material Contract. The Company or a Seller (as applicable) has not received written notice, or to the Company’s Knowledge, other notice, that any other party to any Material Contract intends to cancel, terminate or breach any such Material Contract or to exercise or not to exercise any option to renew thereunder. The Purchasers have been provided (i) a true, correct and complete copy of each Material Contract, together with all amendments, waivers or other changes thereto, and (ii) a true, correct and complete description of the material terms of all oral Material Contracts.

3.14 Intellectual Property Rights.

(a) Schedule 3.14(a) contains a true, correct and complete list of all of the following in any jurisdiction that are owned or used by the Company or the Business: (i) patented or registered Intellectual Property Rights, including Internet domain names, (ii) pending patent applications or applications for registrations of other Intellectual Property Rights, (iii) all software (other than mass-marketed software with a replacement cost and/or aggregate annual license and maintenance fees of less than $ 10,000), (iv) material unregistered Marks, (v) material unregistered copyrights, and (vi) any other material Intellectual Property Rights.

(b) The Company exclusively owns and possesses, free and clear of all Liens other than Permitted Liens, all right, title and interest in and to, or has the right to use pursuant to a valid and enforceable written license, all Intellectual Property Rights necessary for, held for use, or used in the operation of the Business as now conducted and as proposed to be conducted as of the Closing Date (together with all Intellectual Property Rights owned by the Company, collectively, the “Company Intellectual Property Rights”). All of the Company Intellectual Property Rights are valid, enforceable, subsisting, and in full force and effect. No loss or expiration of any of the Company Intellectual Property Rights is threatened, pending or reasonably foreseeable. The Company has taken all reasonable or necessary actions and follows all practices common in the industry to maintain, protect and enforce the Company Intellectual Property Rights, including the secrecy, confidentiality and value of its trade secrets and other Confidential Information.

(c) Except as set forth on Schedule 3.14(c), (i) there are no claims against the Company or the Sellers (with respect to the Business) that were either made within the past six years, are presently pending, or to the Company’s Knowledge threatened, contesting the validity, use, ownership, enforceability, patentability or registrability of any of the Company Intellectual Property Rights, and, to the Company’s Knowledge, there is no reasonable basis for any such claim, (ii) the Company and the Sellers (with respect to the Business) have not infringed, misappropriated or otherwise conflicted with, and the operation of the Business as now conducted and as proposed to be conducted as of the Closing Date does not infringe, misappropriate or otherwise conflict with, any Intellectual Property Rights or other rights of other Persons, and the Company and the Sellers have not received any notices regarding any of the foregoing (including any demands or offers to license any Intellectual Property Rights from any other Person), and (iii) to the Company’s Knowledge, no third party has infringed, misappropriated or otherwise conflicted with any of the Company Intellectual Property Rights. The transactions contemplated by this Agreement shall not impair the right, title or interest of the Company in and to the Company Intellectual Property Rights and Company Systems, and all of the Company Intellectual Property Rights and Company Systems shall be owned or available for use by the Company or the Business immediately after the Closing on terms and conditions identical to those under which the Company owned or used the Company Intellectual Property Rights and Company Systems immediately prior to the Closing. The Company Intellectual Property Rights are not subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use, enforcement, ownership, patenting, registration, transfer or disposition thereof.

(d) Except as set forth on Schedule 3.14(d), all past and present employees and independent contractors of, and consultants to, the Company and the Sellers (with respect to the Business) have entered into agreements pursuant to which such employee, independent contractor or consultant agrees to protect the Confidential Information and assign to the Company all Intellectual Property Rights created or otherwise developed by such employee, independent contractor or consultant in the course of his, her or its relationship with the Company or a Seller (as applicable), without further consideration or any restrictions or obligations on the use or ownership of such Intellectual Property Rights whatsoever, and such agreements are valid and enforceable in accordance with their terms.

(e) Other than the software, hardware, firmware, networks, interfaces and related systems relating to (i) services contemplated by the Transition Services Agreement and (ii) those assets and services set forth on Schedule 3.11(b), the software, hardware, firmware, networks, interfaces and related systems owned, leased or licensed by the Company in the conduct of the Business (collectively, “Company Systems”) are sufficient for the Company’s and the Business’s current and anticipated future needs, and, during the past 24 months, there have been no failures, crashes or other adverse events affecting the Company Systems that have had an adverse effect on the ability of the Company to operate the Business in any material respect.

(f) The Company and the Sellers (with respect to the Business) are, and during the three (3) year period prior to the date of this Agreement, have been, in compliance with (i) all applicable data protection or privacy Laws governing the collection, use, disclosure, transfer or other disposition of personal information and (ii) any privacy policies or related policies, programs or other notices that concern the Company’s and the Business’s collection, use, disclosure, transfer or other disposition of personal information. During the three year period prior to the date of this Agreement, there have not been any incidents of data security breaches or complaints, notices to, or audits, proceedings or investigations conducted or claims asserted by any other Person regarding the collection, use, disclosure, transfer or other disposition of personal information by any Person in connection with the Business, the Company or of the Company’s Subsidiaries or any violation of any applicable Law, and to the Company’s Knowledge, there is no reasonable basis for the same and no such claim has been threatened or pending.

3.15 Litigation. Except as set forth on Schedule 3.15, there are no, and during the three-year period prior to the date hereof there have been no, (a) Proceedings or claims pending or, to the Company’s Knowledge, threatened against the Sellers, the Company or their Assets, whether at law or in equity, whether civil or criminal in nature or by or before any Governmental Authority, or (b) Orders with respect to or involving the Sellers, the Company or their Assets, in each case, that could reasonably be expected to have an adverse effect on the Company or on the Business. To the Company’s Knowledge, there exist no facts or circumstances that could form the basis for any such Proceedings, claims or Orders. There are no Proceedings, Orders, claims pending or, to the Company’s Knowledge, threatened against or affecting the Sellers or the Company pursuant to which a Person is seeking or will seek to restrain or prohibit or to obtain damages or other relief in connection with the transactions contemplated by any of the Transaction Documents.

3.16 Brokerage. Except for the fees and expenses of The Sage Group, LLC, which shall be Unpaid Seller Expenses at the Closing, there are and will be no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which any of the Sellers or the Company is a party or subject to.

3.17 Insurance. Schedule 3.17 sets forth and briefly describes each insurance policy maintained by the Company or the Sellers with respect to its Assets and operations of the Business (collectively, the “Insurance Policies”) and sets forth the date of expiration of each such Insurance Policy. All Insurance Policies are issued by insurers of recognized responsibility. The insurance coverage provided by the Insurance Policies (a) is on such terms, (b) covers such categories of risk, (c) contains such deductibles and retentions, and (d) is in such amounts, in each case, as is adequate and suitable for the Assets and operations of the Business and as is customary for companies of similar size engaged in similar lines of business. With respect to each Insurance Policy, (a) there are no claims pending as to which coverage has been questioned, denied or disputed by the underwriter(s) of such Insurance Policy, (b) all premiums due have been paid, (c) no notice of cancellation or termination has been given, and (d) the Company and the Sellers have complied in all material respects with the terms and provisions of such Insurance Policy. Except as set forth and described on Schedule 3.17, the Company and the Sellers (with respect to the Business) have no self-insurance or co-insurance programs.

3.18 Labor Matters. Schedule 3.18 contains a true, correct and complete list as of the date hereof of (a) all employees employed by the Company and the Sellers (with respect to the Business), (b) the job title, rate of all current compensation payable by the Company or a Seller (as applicable) to each such employee, including any bonus, contingent or deferred compensation, current employment status (active, or on leave with nature of leave and anticipated date of return and (c) the officers and directors of the Company. Except as set forth on Schedule 3.18, to the Company’s Knowledge, no executive or key employee of the Company or the Business and no group of employees of the Company or the Business has any plans to terminate employment with the Company or the Business. The Company: (i) is not a party to any collective bargaining agreement or any other Contract or relationship with any labor organization, works council, trade union, labor organization or any employee representative; (ii) has not engaged in any unfair labor practices; (iii) has not, during the past five years, experienced any labor strike, lockout, work stoppage or other material labor dispute (nor, to the Company’s

Knowledge, is any such dispute threatened or reasonably anticipated); (iv) has not, during the past five years, experienced any union organizing or decertification activities with respect to any of its employees (nor, to the Company’s Knowledge, are any such activities threatened or reasonably anticipated), nor had any question concerning representation arise respecting such employees; and (v) has not engaged in any plant closing or employee layoff activities within the last three years that could implicate the Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state or local or foreign plant closing or mass layoff statute, rule or regulation.

3.19 Employee Benefit Plans.

(a) Schedule 3.19(a)(i) sets forth a true and complete list of all “employee benefit plans” within the meaning of ERISA §3(3), and all medical, dental, life insurance, equity, bonus or other incentive compensation, disability, salary continuation, severance, retention, retirement, pension, deferred compensation, vacation, sick pay or paid time off plans or policies, employment agreements, consulting agreements, offer letters, change in control arrangements, collective bargaining agreements and any other material plans, agreements, policies, trust funds or arrangements (whether written or unwritten, insured or self-insured) (i) established, maintained, sponsored or contributed to (or with respect to which any obligation to contribute has been undertaken) by the Sellers, the Company, their respective Subsidiaries or any ERISA Affiliate on behalf of any employee, officer, director, stockholder of the Company (whether current, former or retired) or their beneficiaries, or (ii) with respect to which the Company or its Subsidiaries has any obligation or liability (each, without regard to materiality qualifiers, an “Employee Benefit Plan”, and collectively, the “Employee Benefit Plans”). Except as set forth on Schedule 3.19(a)(ii), none of the Employee Benefit Plans is sponsored by the Company or its Subsidiaries (any Employee Benefit Plan set forth on Schedule 3.19(a)(ii), a “Company-Sponsored Benefit Plan”). Except as described on Schedule 3.19(a)(iii), neither the Company nor any of its Subsidiaries is a contractual party to any Employee Benefit Plan. Each Employee Benefit Plan subject to the Laws of a jurisdiction outside of the United States is separately identified on Schedule 3.19(a)(i).

(b) The Sellers have made available to the Purchaser or its agents or representatives: (i) copies of all plan documents setting forth the terms of each Employee Benefit Plan, including all amendments thereto and written summaries of all material Employee Benefit Plans that are not in writing; (ii) the most recent summary plan description, if any, required under ERISA with respect to each Employee Benefit Plan; (iii) all agreements or documents setting forth the obligations of the Company and its Subsidiaries with respect to such plans; and (iv) the most recent Internal Revenue Service determination or opinion letter issued with respect to each Employee Benefit Plan intended to be qualified under Code §401(a).

(c) Neither, the Company, nor its Subsidiaries, has ever contributed to, contributes to, has ever been required to contribute to, or otherwise participated in or participates in or in any way, directly or indirectly, has any Liability (including on account of any ERISA Affiliate that would or would reasonably be expected to become a liability of the Purchaser, the Company or its Subsidiaries) with respect to any plan that is (i) a “multiple employer welfare arrangement” (within the meaning of ERISA § 3(40)), or (ii) subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, including any “multiemployer plan” (within the meaning of ERISA §3(37) or Code §414(f)), or any “single-employer plan” (within the meaning of ERISA §4001(a)(15)) that is subject to ERISA §§4063, 4064 or 4069.

(d) Each Company-Sponsored Benefit Plan and, except as would not or would not reasonably be expected to result in liability to the Company, each Employee Benefit Plan intended to qualify under Code §401(a) is qualified and has received a favorable determination letter from the Internal Revenue Service (or the prototype plan on which such plan is based has received an opinion letter from the Internal Revenue Service upon which it may rely regarding its qualified status under the Code), and nothing has occurred, whether by action or by failure to act, that caused or could cause the loss of such qualification or the imposition of any penalty or Tax Liability. Except as could not result in liability to the Company or the Purchasers, all payments required by each Employee Benefit Plan, any collective bargaining agreement or other agreement, or by Law (including, without limitation, all contributions, insurance premiums or intercompany charges) with respect to all prior periods have been made or provided for by the Seller, their Subsidiaries or the Company in accordance with the provisions of each of the Employee Benefit Plans, applicable Law and GAAP.

(e) No proceeding has been threatened, asserted, instituted or, to the Company’s or Sellers’ Knowledge, is anticipated against the Company with respect to any Company-Sponsored Benefit Plan and, except as would not, or would not reasonably be expected to, result in liability to the Company, any Employee Benefit Plan, any trustee or fiduciaries thereof, or any of the assets of any trust of any of the Employee Benefit Plans. Each Company-Sponsored Benefit Plan and, except as would not result in liability to the Company, each Employee Benefit Plan complies in form and has been maintained and operated in all material respects in accordance with its terms and applicable Law, including ERISA and the Code. Neither the Company nor any third party, has engaged in a non-exempt “prohibited transaction,” within the meaning of Code §4975 and ERISA §406, with respect to the Company-Sponsored Benefit Plan and, except as would not, or would not reasonably be expected to, result in liability to the Company, the Employee Benefit Plans, and no such “prohibited transaction” with respect to the Employee Benefit Plans is reasonably expected to occur as a result of any action or inaction by the Company or any third party. No Employee Benefit Plan is under, and neither the Sellers, or their Subsidiaries, nor the Company have received any notice of, an audit or investigation by the Internal Revenue Service, Department of Labor or any other Governmental Authority, and no such completed audit, if any, has resulted in the imposition of any Tax or penalty that could result in Liability to the Company or its Subsidiaries.

(f) No Employee Benefit Plan provides post-retirement health and welfare benefits to any current or former employee of the Company or any of its Subsidiaries, except as required under Code §4980B, Part 6 of Title I of ERISA or any other applicable Law and for which the beneficiary pays the entire cost of coverage. The Company and, except as would not, or would not reasonably be expected to, result in liability to the Company, its ERISA Affiliates have complied and are in compliance with the requirements of Code §4980B.

(g) Except as would not reasonably be expected to result in any Liability to the Company, the consummation of the transactions contemplated by this Agreement alone, or in combination with any other event (where such event would not alone have an effect described in this sentence), will not give rise to any Liability, or require funding by the Company or Seller, under any Employee Benefit Plan, including Liability for severance pay, termination pay or withdrawal Liability, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any employee, officer, director, stockholder or other individual consultant or independent contractor of the Company (whether current, former or retired) or their beneficiaries. No amount that could be received (whether in cash or property or the vesting of property), as a result of the consummation of the transactions contemplated by this Agreement or any other event, by any employee, officer, director, stockholder or other service provider of the Company under any Employee Benefit Plan or otherwise would not be deductible by reason of Section 280G of the Code or would be subject to an excise tax under Section 4999 of the Code.

(h) Neither the Company nor any employee, officer, director, stockholder or other service provider of the Company has made any promises or commitments, whether legally binding or not, to create any additional Employee Benefit Plan, or to modify or change in any material way any existing Employee Benefit Plan, in each case, with respect to which the Company or any Purchaser could have liability.

(i) The Company does not have any unfunded liabilities pursuant to any Employee Benefit Plan that is not intended to be qualified under Code §401(a) and is an “employee pension benefit plan” within the meaning of ERISA §3(2), a nonqualified deferred compensation plan or an excess benefit plan. Except as would not reasonably be expected to result in any Liability to the Company, each Employee Benefit Plan that is a “nonqualified deferred compensation plan” (as defined under Code §409A(d)(1)) has been operated and administered in compliance with, and is in documentary compliance with, Code §409A and the treasury regulations and other official guidance promulgated thereunder.

(j) Any individual who performs services for the Company and who is not treated as an employee for federal income tax purposes by the Company is not an employee under applicable Law or for any purpose including, for Tax withholding purposes or, except as would not result in any Liability to the Company, any Employee Benefit Plan purposes. The Company has no Liability by reason of an individual who performs or performed services for the Company in any capacity being improperly excluded from participating in an Employee Benefit Plan. Each employee of the Company has been properly classified as “exempt” or “non-exempt” under applicable Law.

3.20 Compliance with Laws; Permits. Except as set forth on Schedule 3.20:

(a) The Company and the Sellers (with respect to the Business) have complied in all material respects with, are in compliance in all material respects with, and have operated the Business and maintained its Assets in compliance in all material respects with, all applicable Laws. No notice has been received by, and no claims have been filed against, the Company alleging a violation of any such Laws. To the Company’s Knowledge, there is no proposed Law which would prohibit or restrict the Company or the Business from, or otherwise materially adversely affect the Company or the Business in, conducting its business in any jurisdiction in which it is now conducting its business or in which it has proposed to conduct its business as of the Closing Date.

(b) Except with respect to Permits relating to Environmental and Safety Requirements which are addressed in Section 3.21 and those Permits set forth on Schedule 3.20(b), (i) the Company holds all material Permits used or necessary in the conduct of the Business or the ownership of its Assets, (ii) such Permits are valid and in full force and effect, (iii) no notice has been received by the Company alleging the failure to hold any such Permit, (iv) the Company is in compliance with the terms and conditions of such Permits, and (v) all of such Permits will be available for use on the same terms by the Company immediately after the Closing.

3.21 Environmental and Safety Matters. Except as set forth on Schedule 3.21:

(a) The Company and the Sellers (with respect to the Business) have at all times complied and are in compliance in all material respects with all Environmental and Safety Requirements.

(b) Without limiting the generality of the foregoing, the Company has obtained and at all times complied in all material respects with, and is in compliance in all material respects with, all Permits that may be required pursuant to any Environmental and Safety Requirements for the operation of the Company’s businesses and the occupation of its facilities.

(c) The Company has not received any oral or written notice, report or other information regarding any actual or alleged material violation of, or any material Liabilities or potential material Liabilities (including any investigatory, corrective or remedial obligations) arising under, Environmental and Safety Requirements.

(d) The Company and its predecessors have not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, exposed any Person to, or released any substance (including any hazardous substance), or owned or operated any facility or property (including the Leased Real Property) which is or has been contaminated by any substance, so as to give rise to any current or future material Liabilities (including any investigatory, corrective or remedial obligations) pursuant to any Environmental and Safety Requirements.

(e) The Company has not assumed, undertaken or otherwise become subject to any material Liability, including any obligation for investigatory, corrective or remedial action, of any other Person relating to any Environmental and Safety Requirements.

(f) The Company and its predecessors have not manufactured, sold, marketed, installed, repaired or distributed products or items containing asbestos, lead or other hazardous substances, and none of such entities have any material Liabilities with respect to the presence or alleged presence of asbestos, lead or other hazardous substances in any such product or item or at or upon any property or facility.

(g) The Company has provided to the Purchaser true, correct and complete copies of all environmental audits, assessments and reports, and all other documents materially bearing on environmental, health or safety Liabilities, relating to the past or current properties, facilities or operations of the Company or its predecessors, in each case which are in the possession or under the reasonable control of the Company.

3.22 Affiliate Transactions. Except as set forth on Schedule 3.22(a), no officer, director, equityholder or Affiliate of the Sellers or the Company or, to the Company’s Knowledge, any individual related by blood, marriage or adoption to any such Person or any entity in which any such Person owns any beneficial interest, is a party to any Contract or transaction with the Company or has any material interest any Assets used by the Business. Except as set forth in Schedule 3.22(b), no Affiliate of the Company owns, directly or indirectly, any interest or has any investment or profit participation in a corporation or other entity (i) which is a competitor or potential competitor of the Company or (ii) which otherwise does business with the Company.

3.23 Customer; Suppliers.

(a) Schedule 3.23(a) sets forth a list of the top 10 customers of the Business by dollar volume of sales for the 9 months ended October 27, 2012 (the “Material Customers”). The Company has not received any notice from any customer listed on Schedule 3.23(a) and, to the Company’s Knowledge, no facts or circumstances exist to the effect that any such customer has or may stop, materially decrease the rate of, or materially change the terms (whether related to payment, price or otherwise) with respect to purchasing materials, products or services from the Company, in each case, whether as a result of the consummation of the transactions contemplated hereby or otherwise, and the consummation of the transactions contemplated hereby would not reasonably be expected to cause any such customer to take any such action. The terms under which the Material Customers purchase materials, products or services from the Company are the result of arms length transactions, and no written Contract between the Company and any Material Customer explicitly grants the Company premium pricing due to its affiliation with US Seller or any of its Affiliates. There are no material disputes between the Company and any Material Customer.

(b) Schedule 3.23(b) sets forth a list of the top 10 suppliers of the Business by dollar volume of purchases for the 9 months ended October 27, 2012 (the “Material Suppliers”). The Company has not received any notice from any supplier listed on Schedule 3.23(b) and, to the Company’s Knowledge, no facts or circumstances exist to the effect that any such supplier has or may stop, materially decrease the rate of, or materially change the terms (whether related to payment, price or otherwise) with respect to supplying materials, products or services to the Company (including by requiring the Company to post a letter of credit or other similar form of collateral), in each case, whether as a result of the consummation of the transactions contemplated hereby or otherwise, and the consummation of the transactions contemplated hereby would not reasonably be expected to cause any such supplier to take any such action. The terms under which the Material Suppliers supply materials, products or services to the Company are the result of arms length transactions, and no written Contract between the Company and any Material Supplier explicitly grants a discount to the Company due to its affiliation with US Seller or any of its Affiliates. There are no material disputes between the Company and any Material Supplier.

3.24 Real Property.

(a) The Company does not have any Owned Real Property. The Company is not a party to any agreement or option to purchase any real property or any interest therein.

(b) Schedule 3.24(b) sets forth a true, correct and complete list, by address, of all Real Property Leases (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto), including the date and name of the parties to each Real Property Lease, and each building, structure, improvement and fixture or other interest in real property, including all easements and other rights and interests appurtenant thereto, leased, subleased or otherwise occupied by the Company (the “Leased Real Property”). The Company has delivered to the Purchasers a true and complete copy of each Real Property Lease document and, in the case of any oral Real Property Lease, a written summary of the material terms of such Real Property Lease. Except as set forth on Schedule 3.24(b), with respect to each of the Real Property Leases: (i) the Company’s possession and quiet enjoyment of the Leased Real Property under such Real Property Lease has not been disturbed and, to the Company’s Knowledge, there are no disputes with respect to such Real Property Lease; (ii) no security deposit or portion thereof deposited with respect such Real Property Lease has been applied in respect of a breach or default under such Real Property Lease which has not been redeposited in full; (iii) the Company does not owe, and will not owe in the future, any brokerage commissions or finder’s fees with respect to such Real Property Lease; (iv) the Company has not subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof; (v) the Company has not collaterally assigned or granted any other security interest in such Real Property Lease or any interest therein; and (vi) there are no Liens other than Permitted Liens on the estate or interest created by such Real Property Lease.

(c) Schedule 3.24(c) sets forth a description of all material Leasehold Improvements for each Leased Real Property (such Leasehold Improvements, together with the Leased Real Property, the “Real Property”). The Company has good and marketable title to the Leasehold Improvements, free and clear of all Liens, other than Permitted Liens, and other than the rights of the Purchasers pursuant to this Agreement. Other than the rights of the Purchasers pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase any such Leasehold Improvement or any portion thereof or interest therein.

(d) The Real Property constitutes all of the real property leased, occupied or otherwise utilized primarily in connection with the Business.

(e) There exists no violation of any covenant, condition, restriction, easement, agreement or order affecting any portion of the Real Property.

(f) All buildings, structures, improvements, fixtures, building systems and equipment, and all components thereof, included in the Real Property (the “Improvements”) are in good condition and repair and sufficient for the operation of the business of the Company. There are no structural deficiencies or latent defects affecting any of the Improvements and, to the Company’s Knowledge, there are no facts or conditions affecting any of the Improvements which would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Improvements or any portion thereof in the operation of the business of the

Company. No such Improvements or accessways encroach on land not included in the Real Property and no such Improvement is dependent for its access, operation or utility on any land, building or other improvement not included in the Real Property.

(g) All water, oil, gas, electrical, steam, compressed air, telecommunications, sewer, storm and waste water systems and other utility services or systems for the Real Property have been installed and are operational and sufficient for the operation of the business of the Company as currently conducted thereon, and all hook-up fees or other similar fees or charges have been paid in full. Each such utility service enters the Real Property from an adjoining public street or valid private easement in favor of the supplier of such utility service or appurtenant to such Real Property, and is not dependent for its access, use or operation on any land, building, improvement or other real property interest which is not included in the Real Property.

3.25 Product Warranty. Each product manufactured, sold or delivered by the Company has been in material conformity with all applicable Contractual commitments and with all specifications set forth on any labels affixed thereto. Except as set forth on Schedule 3.25, no product manufactured, sold or delivered by the Company is subject to any guarantee, warranty, or other indemnity beyond the Company’s applicable standard terms and conditions of sale. The Most Recent Balance Sheet reflects an adequate reserve for product warranty claims.

3.26 Compliance with Customs and International Trade Laws. To the Company’s Knowledge and with respect to the Business:

(a) None of the Sellers or the Company (i) has received any written notice that any of the Sellers or the Company is subject to (A) any civil or criminal investigation or assessment for failure to properly mark imported merchandise or return merchandise to any relevant Governmental Authority’s custody, (B) additional customs duties, Taxes or fees, (C) denial order or suspension of export privileges, (D) government sanction, or (E) any pending Proceeding relating to any alleged or actual underpayment of applicable customs duties, Taxes or other import duties and fees, or (ii) has knowledge of any violation of import Laws by any of the Sellers or the Company;

(b) None of the Sellers or the Company has made or provided any materially false statement to any Governmental Authority, in connection with the importation of merchandise, the valuation or classification of imported merchandise, the duty treatment of imported merchandise, the eligibility of imported merchandise for favorable duty rates or other special treatment, country of origin marking, North American Free Trade Agreement certificates, other statements or certificates concerning origin, quota or visa rights, export licenses or other export authorizations, U.S. or other territorial content requirements, licenses or other approvals required by a Governmental Authority;

(c) None of the Sellers or the Company has received any written notice or otherwise has knowledge that any products or materials imported by any of the Sellers or the Company, or on behalf of any of the Sellers or the Company is subject to or otherwise covered by an antidumping duty order or countervailing duty order that remains in effect or is subject to or otherwise covered by any pending antidumping or countervailing duty investigation by any Governmental Authority;

(d) None of the Sellers or the Company, nor any agent acting directly on behalf of any of the Sellers or the Company, has, in furtherance of or in connection with the business of any the Sellers or the Company or otherwise, made any payment, offer, gift, promise to give, or authorized any payment or gift, either directly or indirectly, to any person so as to influence a person to perform his or her function improperly or where the offer, provision or acceptance of such advantage would itself be improper or in violation of applicable anti-corruption Laws; and

(e) None of the Sellers or the Company, nor any officer or director of any of the Sellers or the Company, nor any agent acting on behalf of the Sellers or the Company (i) is or has participated in any transaction involving a Person designated by the U.S. Department of Treasury, Office of Foreign Assets Control (“OFAC”) on the list of Specially Designated Nationals and Blocked Persons or on any similar government sanctions or export controls list including similar lists issued by the Canadian Governmental Authorities, or (ii) has imported from or exported to (including deemed exportation) or re-exported, directly or indirectly, any good, technology or services to any country subject to OFAC sanctions or otherwise in violation of any applicable import or export control or economic sanctions Laws or orders administered by any Governmental Authority, including the Laws governing the import or export controls or economic sanctions of the Canadian Governmental Authorities.

ARTICLE IV

Representations and Warranties of the Purchasers

As a material inducement to the Sellers to enter into this Agreement and consummate the transactions contemplated hereby, the Purchasers hereby jointly and severally represent and warrant to the Sellers as follows:

4.1 Organization, Power and Authority. Each Purchaser is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation. Each Purchaser possesses full power and authority necessary to carry out the transactions contemplated by this Agreement.

4.2 Authorization; Execution & Enforceability; No Breach.

(a) Each Purchaser has full power and authority to execute and deliver each Transaction Document to which it is a party and any and all instruments necessary or appropriate in order to fully effectuate the terms and conditions of each such Transaction Document and to perform and consummate the transactions contemplated hereby and thereby.

(b) Each Purchaser’s execution, delivery and performance of each Transaction Document to which it is a party has been duly and validly authorized by all necessary action on the part of such Purchaser and/or its equityholders. Each Transaction Document to which a Purchaser is a party has been duly and validly executed and delivered by such Purchaser and constitutes, or upon its execution and delivery will constitute, a valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms and conditions, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar Laws generally affecting the rights of creditors and subject to general principles of equity, regardless of whether enforcement is sought in equity or in law.

(c) The execution, delivery and performance by each Purchaser of each Transaction Document to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) conflict with any provision or result in any breach or violation of, (ii) constitute (whether with or without the passage of time, the giving of notice or both) a default under, or (iii) give rise to any right of termination, cancellation, acceleration or other material right under, in each case, (1) any Law applicable to such Purchaser, (2) the Transaction Documents, (3) the Governing Documents of such Purchaser, (4) any Permit of such Purchaser, or (5) any other Contracts to which such Purchaser is a party or by which any of the Assets of such Purchaser are otherwise bound. Except as set forth on Schedule 4.2(c), neither Purchaser is required to provide any notice to, or make any filing with, any Governmental Authority or any other Person, or obtain any Permit or Consent, in each case, for the valid execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party. There is no Proceeding pending or, to any Purchasers’ knowledge, threatened against or affecting the Purchasers, at law or in equity, or before or by any federal, state, provincial, municipal or other Governmental Authority which would adversely affect the Purchasers’ performance under this Agreement or the consummation of the transactions contemplated hereby.

4.3 Brokerage. There are and will be no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement to which any Purchaser is a party or to which any Purchaser is subject.

4.4 Investment Representation. US Purchaser is acquiring the Units for its own account with the present intention of holding such securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities Laws.

4.5 Solvency. Immediately after giving effect to the transactions contemplated by this Agreement, the Purchasers and each of their Subsidiaries, if any, will be able to pay their respective debts as they become due and will own property which has a fair saleable value greater than the amounts required to pay their respective debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately after giving effect to the transactions contemplated by this Agreement, the Purchasers and each of their Subsidiaries, if any, will have adequate capital to carry on their respective businesses. No transfer of property is being made and no obligation is being incurred in connection with the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company.

ARTICLE V

Post-Closing Covenants

Each of the Parties agrees as follows with respect to the period following the Closing:

5.1 General.

(a) In case at any time from and after the Closing any further action is necessary to carry out the purposes of this Agreement and the transactions contemplated hereby, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting party. Each Seller acknowledges and agrees that, from and after the Closing, the Company will be entitled to possession of all documents, books, records (including tax records), Contracts, and financial data of any sort relating to the Company and/or the Business. Unless otherwise consented to in writing by the US Seller, no Purchaser nor any Affiliate thereof shall, for a period of seven years following the Closing Date, destroy, alter or otherwise dispose of any of the books and records of the Company and/or the Business for any period prior to the Closing Date without first offering to surrender to US Seller such books and records or any portion thereof and the Sellers shall be afforded reasonable access to such books and records for tax or financial reasons during such period.

(b) Without limiting the provisions of Section 5.1(a), to the extent that any Party discovers or identifies any additional Assets, including any Contracts or any Intellectual Property Rights, which should have by the terms of the Transaction Documents been transferred or assigned to the Company in connection with the transactions contemplated by this Agreement but were not so transferred or assigned: (i) the Parties shall cooperate and execute and deliver any instruments of transfer or assignment reasonably necessary to transfer and assign such Assets to the Company, (ii) each Seller shall use its reasonable best efforts to provide the Company with the benefit in all material respects of each such Asset, including (A) subcontracting, sublicensing or subleasing to the Company all rights and title to and interest in such Asset, (B) enforcing any rights with respect to such Asset (including the right to terminate any Contract which is an Asset in accordance with the terms thereof upon the request of the Company), and (C) permitting the Company to enforce any rights as if such Asset had been assigned or transferred to the Company, and (iii) to the extent the Sellers shall have failed to obtain the consent of all parties or to deliver notice to all parties prior to the Closing with respect to such Assets necessary to permit the assignment or transfer to the Company of such Assets, each Seller shall use commercially reasonable efforts (A) to obtain such consents or deliver such notices and (B) when all such consents shall have been obtained or notices have been delivered, to assign and transfer such Asset to the Company. If any Seller receives any funds that are the property of the Purchasers or the Company, such Seller shall remit any such funds promptly to the Purchasers or the Company, as applicable. If any Purchaser or the Company receives any funds that are the property of the Seller or its Affiliates, such Purchaser or the Company shall remit any such funds promptly to the Seller or its Affiliate, as applicable.

(c) After the Closing, Canada Purchaser agrees to pay and be responsible for all Liabilities under any Transferred Assets solely to the extent any such Liability relates to the performance thereof or obligations thereunder, in each case, that arise out of or relates to events, obligations or circumstances from and after the Closing or are to be performed for the period from and after the Closing Date.

(d) Within three (3) Business Days following the Closing Date, Sellers shall deliver all instruments of transfer and other documents and information (including transfer codes) and take all other steps necessary to initiate the transfer of ownership of all domain name registrations identified on Schedule 5.1(d) to the Company, and shall provide copies of all correspondence with the applicable domain name registrars relating to such transfer and, if applicable, acknowledgment of receipt of any transfer documentation by the registrar; provided, that Purchasers and the Company shall cooperate with Sellers as may be reasonably requested by Sellers in order to effectuate the intent of this Section 5.1(d).

5.2 Confidentiality. Each Seller shall (and shall cause its Affiliates and its and their respective officers, directors, employees, representatives, agents and consultants (collectively, “Representatives”) to) (a) treat and hold as confidential all of the Confidential Information and (b) deliver promptly to the Purchasers or destroy, at the request and option of the Purchasers, all tangible embodiments (and all copies) of the Confidential Information which are in such Seller’s possession; provided, that Seller may keep one copy of any document if such retention is necessary for a bona fide tax, accounting or legal purpose until such retention for such purpose is no longer necessary. In the event that such Seller (or any Representative of such Seller) is requested or required (by oral question or request for information or documents in any Proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, such Seller shall notify the Purchasers promptly in writing of the request or requirement so that the Purchasers may seek an appropriate protective order or waive compliance with the provisions of this Section 5.2. If, in the absence of a protective order or the receipt of a waiver hereunder, such Seller (or any Representative of such Seller) is compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, such Seller (or Representative of such Seller) may disclose the Confidential Information to such tribunal; provided, however, that such Seller (or Representative of such Seller) shall (i) use its commercially reasonable efforts to obtain, at the reasonable request of the Purchasers, a protective order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Purchasers shall designate and (ii) disclose only such portion of the Confidential Information as is strictly required.

5.3 Non-Solicitation.

(a) For a period of three years from and after the Closing Date, no Seller shall, and shall cause its Subsidiaries not to, directly or indirectly: (i) induce or attempt to induce any employee of the Company or the Business to leave the employ of the Company or the Business, or in any way interfere with the relationship between the Company or the Business and any employee thereof, other than by way of general solicitation not specifically targeted at any employee of the Company or the Business, (ii) hire any person set forth on Schedule 5.3(a). For a period of three years from and after the Closing Date, no director or officers of any Seller shall intentionally make any disparaging statements or communications about the Company or any of its Affiliates to any other Person. For a period of three years from and after the Closing Date, no director or officers of any Purchaser or the Company shall intentionally make any disparaging statements or communications about any Seller or any of their Affiliates to any other Person.

(b) The Parties agree that the Purchasers, the Company and each of their respective Affiliates, successors and assigns would suffer irreparable harm from a breach of this Section 5.3 by the Sellers and that money damages would not be an adequate remedy for any such breach. Therefore, in the event a breach or threatened breach of this Section 5.3, the Purchasers, the Company, and each of their respective Affiliates or their respective successors and assigns, in addition to other rights and remedies existing in their favor, shall be entitled to specific performance and/or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security and at the expense of the Sellers, including reasonable attorneys’ fees and expenses).

(c) If the final judgment of a court of competent jurisdiction declares any term or provision of this Section 5.3 to be invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified to cover the maximum, duration, scope or area permitted by Law. In addition, in the event of an alleged breach or violation by any Seller of this Section 5.3, the two year period described in clauses (a) above shall be tolled with respect to such Seller until such breach or violation has been duly cured. Each Seller agrees that the restrictions contained in this Section 5.3 are reasonable.

5.4 Public Announcements. Each Party will consult with each other and will mutually agree (the agreement of each Party not to be unreasonably withheld) upon the content and timing of any press release or other public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release or make any such public statement prior to such consultation and agreement, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any securities exchange or any stock exchange regulations; provided, that the disclosing party will give prior notice to the other Party of the content and timing of any such press release or other public statement required by applicable Law or by obligations pursuant to any listing agreement with any securities exchange or any stock exchange regulations; provided, further, that nothing in this Section 5.4 shall prohibit the Purchasers, Sellers or any Affiliate thereof from disclosing any information relating to the transactions contemplated by this Agreement to any investor or limited partner of such Person to the extent such disclosure is made in the ordinary course of such Person’s business.

5.5 Names. From and after Closing, the Sellers shall promptly cease all use of the Names, including any and all d/b/a’s currently or formerly used by the Company or the Sellers that are related to the Business. Within 30 days after the Closing, the Sellers shall make all filings, and deliver to the Purchasers executed copies of all documents, as may be required or reasonably requested by the Purchasers to cease the use by Sellers of any of the Names, including, where applicable, name change amendments and appropriate name change notices for each state where the Sellers are qualified to do business. The Sellers hereby appoint the Purchasers as their attorney-in-fact to file all such documents on or after the Closing Date.

5.6 Tax Returns. The Sellers shall cause to be prepared (at the Sellers’ expense) and filed all Tax Returns of the Company for a Tax period that ends on or before the Closing Date. Such Tax Returns shall be prepared consistent with past custom and practice of the Company. The Purchasers shall cause to be prepared (at the Purchasers’ expense) and filed all Tax Returns of the Company for a Tax period that ends after the Closing Date.

5.7 Purchase Price Allocation. The Parties agree that the Purchase Price shall be allocated among assets of the Company and the Transferred Assets in accordance with Sections 338 and 1060 of the Code (and any comparable provisions of state or local Law and, in the case of the Transferred Assets, in accordance with any applicable Canadian law) or any successor provision and the principles set forth in Schedule 5.7. The Purchasers shall deliver to Sellers within 90 days after the Closing Date an allocation of the Adjusted Purchase Price (and the associated liabilities and other relevant items) in accordance with the previous sentence (the “Asset Allocation Schedule”). To the extent that the Sellers object to any of the items on the Asset Allocation Schedule, the Sellers and the Purchasers shall resolve such disputed items in good faith. Within 30 days of receipt of the Asset Allocation Schedule, the Sellers shall give written notice to the Purchasers of any comments. The Purchasers, shall revise the Asset Allocation Schedule to reflect Sellers’ reasonable comments, and shall not finalize the Asset Allocation Schedule without the Sellers’ prior consent, not to be unreasonably withheld, conditioned or delayed. Each of the Sellers and the Purchasers shall file all Tax Returns (including Internal Revenue Service Form 8883) and information reports in a manner consistent with the Asset Allocation Schedule, and shall take no position inconsistent with the Asset Allocation Schedule. The Parties shall cooperate with each other in timely preparing an amended Internal Revenue Form 8883 or any other applicable Tax Returns or information reports reflecting all adjustments to the Adjusted Purchase Price pursuant to this Agreement in a manner consistent with the Asset Allocation Schedule. The Parties confirm that no portion of the Purchase Price allocated to the Transferred Assets is being paid or allocated to a “restrictive covenant,” as that term is defined for the purposes of Section 56.4 of the Income Tax Act (Canada), as proposed by the Department of Finance Canada on October 24, 2012 (the “Legislative Proposals”) (or such similar provisions as may be finally enacted). If any portion of the Purchase Price allocated to the Transferred Assets is deemed by a Governmental Authority to be in respect of a “restrictive covenant,” then each Party agrees to execute and file any joint elections under Section 56.4 of the Income Tax Act (Canada) as per the Legislative Proposals (or such similar provisions as may be finally enacted) as may be requested by any other Party in respect of any “restrictive covenants” given under this Agreement or in connection with the transactions contemplated by this Agreement. The Parties shall make any similar provincial election, as applicable.

5.8 Insurance Policies. If, following the Closing, the Purchasers or any of their Affiliates suffer any Loss arising out of any pre-Closing event or occurrence which may be, or may have been covered, in whole or in part, under any liability insurance policy maintained by the Sellers or any of their Affiliates (including any directors and officers insurance policies) that provide coverage with respect to any Assets or operations of the Business (the “Policies”), and the Purchasers request, pursuant to written notices, that the applicable Seller or its applicable

Affiliate submit a claim under such Policy, the applicable Seller shall, or shall cause its applicable Affiliate to, at the Purchasers’ sole cost and expense, submit such claim as so instructed, use commercially reasonable efforts to collect claim amounts requested thereunder and cause any such claim proceeds collected to be paid to the Purchasers to the extent such policy remains in full force and effect; provided, that the Purchasers’ first recourse shall be against the representation and warranty insurance policy maintained by the Purchasers on the date hereof if such Loss arises out of a breach of any representation or warranty contained in this Agreement. The Sellers shall, and shall cause their Affiliates, to maintain, for a reasonable period of time after the date hereof (but not to exceed six years), the directors and officers insurance policies, as of the date hereof, that cover Robert Orlando for acts prior to the Closing Date in his capacity as a director or officer of the Company (or similar policies with terms and conditions not materially less favorable to Robert Orlando in the aggregate); provided, that if any Seller undergoes a restructuring for a bonafide business purpose, any Affiliate or successor in interest to such Seller may maintain such Seller’s directors and officers insurance policies (or similar policies with terms and conditions not materially less favorable in the aggregate) on such Seller’s behalf.

5.9 Financial Statements. The Sellers agree to use commercially reasonable efforts to assist the Purchasers with preparing all customary financial statements and with any reasonable audits regarding the Business relating to periods prior to the Closing Date, in each case, for a period of up to three years from the Closing Date; provided, that the Purchasers shall reimburse the Sellers for all out-of-pocket costs incurred by the Sellers or any of their Affiliates in connection with compliance with this Section 5.9; provided further, that Sellers shall not be obligated to provide such assistance contemplated in this Section 5.9 to the extent that it would unreasonably interfere with the ordinary course operations of any Seller.

5.10 Employee Benefits.

(a) Except as set forth in Section 5.10(b) and (c), the Sellers or their ERISA Affiliates (not including the Company and its Subsidiaries) shall, effective from and after the Closing Date, retain the sponsorship of, and all Liabilities and obligations under or relating to, any Employee Benefit Plan (other than any Company-Sponsored Benefit Plan) and each other compensation or benefit plan, program, policy, agreement or arrangement (including as may arise under workers’ compensation Laws) at any time established, maintained, sponsored, administered or contributed to by the Sellers, or any of their ERISA Affiliates (other than a Company-Sponsored Benefit Plan or any benefit plan established by the Company for the benefit of its employees post-Closing), regardless of when any such Liability or obligation arises, is incurred or is reported or disclosed, including claims or other Liabilities or obligations related to current or former employees of the Company or its Subsidiaries under any health or welfare plan that is not a Company-Sponsored Benefit Plan. After the Closing, the current or former employees of the Company (or their dependents or beneficiaries, as applicable), may continue to submit claims under such Employee Benefit Plans, incurred as of or prior to or as of the Closing Date, in accordance with the terms of such Employee Benefit Plans.

(b) Effective as of the Closing Date or, with respect to the Employee Benefit Plans set forth on Schedule 5.10(b) (the “Continuing Benefit Plans”) until December 31, 2012, all employees of the Company as of the Closing Date (the “Transferred Employees”) shall cease to actively participate in any of Employee Benefit Plans other than the Company-Sponsored Benefit Plans (collectively, the “Seller Benefit Plans”). The benefits of such Transferred Employees under the Seller Benefit Plans accrued prior to Closing shall be paid to the Transferred Employees in accordance with the terms of such plans. Notwithstanding anything in Section 5.10(a) to the contrary, the Purchasers shall be responsible for and shall reimburse the Sellers for a pro-rata portion of the premiums paid by the Sellers or the cost of coverage allocated by Seller for such coverage (not including any portion of such premiums that have been paid by Transferred Employees), at the rate in effect prior to the Closing as determined consistent with past practice, for coverage of the Transferred Employees under the Continuing Benefit Plans for the period in the month of December 2012 that occurs after the Closing; provided that such amounts are not already reflected in Net Working Capital.

(c) The Purchasers shall, or shall cause the Company or an Affiliate to, provide to each Transferred Employee, during his or her employment with the Company or its Affiliate full credit for such Transferred Employee’s service with the Sellers, the Company, or any of their respective Affiliates prior to the Closing for purposes of determining eligibility to participate, vesting, and with respect to determining vacation or severance benefits only, determination of the level of benefits under any benefit plan (other than any equity based arrangement or plan) in which such Transferred Employee participates on or after the Closing Date to the same extent recognized immediately prior to the Closing under any analogous Employee Benefit Plan, provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits. During the one year period following the Closing Date, the Purchasers shall, or shall cause the Company or any of their respective Affiliates to use commercially reasonable efforts to: (i) waive any limitation on health coverage of such Transferred Employees due to pre-existing conditions, waiting periods, active employment requirements, and requirements to show evidence of good health under any applicable health plan of the Purchasers, the Company, or any their respective Affiliates to the extent such conditions, periods or requirements were waived for such Transferred Employee immediately prior to the Closing under an analogous Employee Benefit Plan and (ii) credit each such Transferred Employee with all deductible payments, co-payments and co-insurance paid by such employee under any Employee Benefit Plan of the Sellers, the Company, or any of their respective Affiliates prior to the Closing Date during the year in which the Closing occurs for the purpose of determining the extent to which any such employee has satisfied any applicable deductible and whether such employee has reached the out-of-pocket maximum under the analogous benefit plan of the Purchasers, the Company or any of their respective Affiliates for such year. The Purchasers shall recognize and credit, and cause the Company and its Affiliates to recognize and credit, the vacation days and paid time off accrued by such Transferred Employees prior to the Closing to the extent such vacation and paid time off is reflected in the Net Working Capital.

(d) Without limiting the generality of the foregoing, the Sellers shall assume or retain responsibility for COBRA continuation coverage to any M&A qualified beneficiaries (within the meaning of Treas. Reg. Section 54.4980B-9, Q/A-4) who experience a qualifying event on or prior to the Closing Date under any Employee Benefit Plan other than a Company-Sponsored Benefit Plan.

(e) The Sellers and the Purchasers hereby agree that notwithstanding that each employee of the Company shall remain an employee of the Company as of the Closing Date, any employee of the Company or its Subsidiaries who, prior to the Closing Date, incurred a disabling event as defined in any applicable Employee Benefit Plans that provide short- and long-term disability benefits and, as of the Closing Date, is receiving or entitled to receive short- or long-term disability benefits under such a plan that is sponsored by the Sellers or their ERISA Affiliates that is not a Company-Sponsored Benefit Plan shall continue to receive or be entitled to receive such disability benefits under such plan until the end of the benefit period described in such plan as determined by Sellers in their sole discretion. The Sellers, the Company and the Purchasers shall reasonably cooperate and take all actions necessary to enable such plan to provide such disability benefits to such employees.

(f) To the extent allowed under and in accordance with the terms of the Seller’s Savings Plan (which, for avoidance of doubt, Seller shall use commercially reasonable efforts, which efforts shall not include amending the Seller’s Savings Plan, to cause to be allowed), each applicable employee shall be given the opportunity to receive a distribution of his or her account balance (in cash, but also including any promissory notes for associated participant loans) from any Employee Benefit Plan that is a defined contribution plan intended to be qualified under Section 401(a) of the Code (“Sellers’ Savings Plan”) and elect to roll over such account into any defined contribution plan intended to qualify under Section 401(a) of the Code established by the Purchasers or the Company on or after the Closing Date (“Purchasers’ Savings Plan”). Effective as soon as administratively practicable following the Closing Date, Purchasers shall or shall cause the Company or one of its Affiliates to, adopt for the benefit of the Transferred Employees a Purchasers Savings Plan and following the adoption of such plan, Purchasers shall take all steps necessary to ensure that the Purchasers’ Savings Plan will accept “eligible rollover distributions” (as such term is defined under Section 402(c)(4) of the Code), including any participant loans, from Sellers’ Savings Plan into such Purchasers’ Savings Plan with respect to the Transferred Employees.

(g) Notwithstanding any other provision of this Agreement to the contrary, each of the Parties hereby acknowledges and agrees that all provisions contained in this Section 5.10 are included for the sole benefit of the Parties and that nothing in this Agreement, whether express or implied, (i) shall be treated as an amendment or other modification or adoption of any Employee Benefit Plan or other employee benefit plan, agreement or other arrangement, (ii) shall limit the right of the Parties and their respective Affiliates to amend, terminate or otherwise modify any Employee Benefit Plan or other employee benefit plan, agreement or other arrangement following the Closing Date, or (iii) shall create any third party beneficiary or other right (x) in any other Person, including any current or former director, officer, employee or independent contractor of any of the Company or any participant in any Employee Benefit Plan or other employee benefit plan, agreement or other arrangement (or any dependent or beneficiary thereof) or (y) to continued employment with the Company.

(h) At or prior to the Closing Date, Canada Purchaser has offered to employ Natalie Desormeau (the “Canadian Employee”) on terms and conditions that are comparable, in the aggregate, to the terms and conditions of the Canadian Employee’s employment applicable at the time of such offer of employment. Canada Purchaser shall provide to the Canadian Employee full credit for such Canadian Employee’s service with Canada Seller for all purposes, including for the purposes of determining eligibility to participate, vesting, determining vacation, notice and severance benefits, and the level of benefits, under any benefit plan.

ARTICLE VI

Definitions

For the purposes of this Agreement, the following terms have the meanings set forth below:

“Accounting Firm” has the meaning set forth in Section 1.1(b)(ii).

“Actual Adjustment” means (x) the Purchase Price as finally determined pursuant to Section 1.1(b), minus (y) the Estimated Purchase Price.

“Adjusted Purchase Price” has the meaning set forth in Section 1.4.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, Contract or otherwise.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Asset Allocation Schedule” has the meaning set forth in Section 5.7.

“Assets” means, with respect to the Business, all businesses, properties, assets, machinery, equipment, furniture, fixtures, Permits, goodwill and rights of the Sellers as a going concern, of every nature, kind and description, tangible and intangible (including Intellectual Property Rights), owned, licensed or leased, wheresoever located (whether in the United States, Canada or otherwise) and whether or not carried or reflected on the books or records of such Person, primarily used, or held for use, in connection with the operation of the Business.

“Assumed Liabilities” has the meaning set forth in Section 1.2.

“Business” means the Sellers’ and their Subsidiaries’ business of designing, sourcing, marketing and distributing Royal Robbins-branded apparel and related goods.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required to be closed in the State of New York.

“Canada Purchaser” has the meaning set forth in the preamble to this Agreement.

“Canada Seller” has the meaning set forth in the preamble to this Agreement.

“Canadian Employee” has the meaning set forth in Section 5.10(h).

“Cash and Cash Equivalents” means an amount, which may be a negative number, equal to the sum of the fair market value (expressed in United States dollars) of all cash and cash equivalents of the Company, calculated in accordance with GAAP and taking into account any outstanding or received, in each case not yet cashed, checks.

“Change of Control” means: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all the consolidated assets, of the Company and its Subsidiaries taken as a whole to any “person” (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (ii) the consummation of any transaction (including any merger or consolidation) the result of which is that any “person” (as defined above), other than Bruckmann, Rosser, Sherrill & Co. Management L.P. and/or its Affiliates, becomes the beneficial owner (as determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act except that a Person will be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the voting securities of the Company, or (iii) the Company ceases to be controlled (meaning, for the purposes hereof, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, contract or otherwise), directly or indirectly, by Bruckmann, Rosser, Sherrill & Co. Management L.P. and/or its Affiliates.

“Closing” has the meaning set forth in Section 1.3.

“Closing Cash and Cash Equivalents” means the Cash and Cash Equivalents as of immediately prior to the Closing.

“Closing Date” has the meaning set forth in Section 1.3.

“Closing Date Indebtedness” means any Indebtedness of the Company as of immediately prior to the Closing.

“Closing Payment Amount” means an amount equal to (i) the Estimated Purchase Price minus (ii) the Escrow Amount.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the recitals to this Agreement.

“Company Intellectual Property Rights” has the meaning set forth in Section 3.14(b).

“Company-Sponsored Benefit Plan” has the meaning set forth in Section 3.19(a).

“Company Systems” has the meaning set forth in Section 3.14(e).

“Company’s Knowledge” means the knowledge of Bob Orlando, Jud Taylor, Monica Smith, Loren White, Brandi Wilson and Casey Hofmann after due inquiry and reasonable investigation.

“Conclusive EBITDA Statement” has the meaning set forth in Section 1.4(b).

“Confidential Information” means any information concerning the businesses and affairs of the Business that is not already generally available to or otherwise known by the public (other than any such information that is generally available to or otherwise known by the public as a result of a breach by the Company, the Sellers or any Representative thereof of any duty of confidentiality hereunder or otherwise). Notwithstanding the foregoing, “Confidential Information” does not include (a) information that any Seller can demonstrate was or has become generally available to the public other than as a result of disclosure by any Seller or its Affiliates, (b) information that is independently developed by any Seller or its Affiliates (other than the Company prior to the Closing) without the use of any Purchaser’s or its Affiliates’ or the Company’s Confidential Information, (c) information that was or becomes available to any Seller on a non-confidential basis from a source other than any Purchaser or the Company (following the Closing), provided that to such Seller’s knowledge, such source is not prohibited from disclosing such information by a contractual, legal or fiduciary obligation to any Purchaser or the Company (following the Closing) or (d) information used by any Seller or its Affiliates in any other business conducted by such Person.

“Consents” has the meaning set forth in Section 2.1(b).

“Continuing Benefit Plans” has the meaning set forth in Section 5.10(b).

“Contract” means any loan or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order or other binding agreement, arrangement or instrument.

“Disputed Items” has the meaning set forth in Section 1.1(b)(ii).

“Earnout Amount” means an amount equal to lesser of (a) the product of (i) the result of (A) the Pro Forma Adjusted EBITDA, minus, (B) $3,869,000, and (ii) 5.5, and (b) $3,500,000.

“Earnout Cash” has the meaning set forth in Section 1.4(c).

“EBITDA Statement” has the meaning set forth in Section 1.4(a).

“EBITDA Statement Dispute Notice” has the meaning set forth in Section 1.4(b).

“EBITDA Disputed Items” has the meaning set forth in Section 1.4(b).

“Employee Benefit Plan” has the meaning set forth in Section 3.19(a).

“Encumbrances” means any Liens, voting trusts, proxies, preemptive or similar rights, or restrictions of any kind.

“Enterprise Value” means $23,500,000.

“Environmental and Safety Requirements” means all federal, state, local and foreign Laws and all contractual obligations, whenever enacted or in effect, in each case concerning public health or safety, worker health or safety, or pollution or protection of the environment.

“Equity Interest” means any unit, share, capital stock, partnership, membership, joint venture or similar interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person that at any relevant time is or was considered a “single employer” with the Sellers or the Company under Code §414(b), (c), (m) or (o) or ERISA §4001.

“Escrow Agent” has the meaning set forth in Section 1.3(d).

“Escrow Amount” has the meaning set forth in Section 1.3(d).

“Escrow Agreement” has the meaning set forth in Section 1.3(d).

“Escrow Fund” means the Escrow Amount deposited into escrow pursuant to Section 1.3(d), plus any interest accrued thereon.

“Estimated Purchase Price” has the meaning set forth in Section 1.1(a).

“Example Statement of Net Working Capital” means the statement of the aggregate value of certain of the current assets of the Company less the aggregate value of certain of the current liabilities of the Company, in each case, determined on a consolidated basis without duplication as of the close of business on October 31, 2012 and attached as Exhibit C hereto.

“Financial Statements” has the meaning set forth in Section 3.6.

“GAAP” means United States generally accepted accounting principles, in effect from time to time, applied on a consistent basis.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs, together with all amendments thereto. For example, the “Governing Documents” of a corporation are its certificate of incorporation and by-laws or other similar incorporation documents, the “Governing Documents” of a limited partnership are its certificate of limited partnership and limited partnership agreement and the “Governing Documents” of a limited liability company are its certificate of formation and its operating agreement.

“Governmental Authority” means any foreign, federal, national, provincial, state, or municipal government or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court, agency, department, division, commission, or tribunal, in each case having jurisdiction over the Company.

“GST” has the meaning set forth in Section 7.3.

“HST” has the meaning set forth in Section 7.3.

“Improvements” has the meaning set forth in Section 3.24(f).

“Indebtedness” means at a particular time, with respect to any Person, without duplication, (i) any obligations under any indebtedness for borrowed money (including all principal, interest premiums, penalties, fees, expenses, indemnities and brokerage costs), (ii) any indebtedness evidenced by any note, bond, debenture or other debt security or similar instrument, (iii) any obligations to pay the deferred purchase price of property or services, except trade accounts payable and other current liabilities arising in the Ordinary Course of Business, (iv) any indebtedness created or arising under any conditional sale or other title retention agreement with respect to acquired property, (v) any obligations, contingent or otherwise, under acceptance credit, letters of credit or similar facilities, including any collateral obligations with respect thereto to the extent drawn, (vi) any indebtedness pursuant to a guarantee or similar arrangement, (vii) any obligations under capitalized leases or with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise or (viii) any obligations with respect to the termination of any interest rate hedging or swap agreements or similar arrangements (valued at the termination value thereof); provided that, for the avoidance of doubt, “Indebtedness” shall not include any liability or obligation for Taxes.

“Insurance Policies” has the meaning set forth in Section 3.17.

“Intellectual Property Rights” means any and all intellectual property rights in any jurisdiction, including all (i) patents, patent applications and patent disclosures together with all reissues, continuations, continuations-in-part, divisionals, revisions, extensions or reexaminations thereof, (ii) trademarks, service marks, trade dress, trade names, brands, slogans, logos, Internet domain names, and corporate names, all translations, adaptations, derivations, and combinations of the foregoing, and all applications, registrations, and renewals in connection therewith, together with all of the goodwill associated with the foregoing (collectively, “Marks”), (iii) copyrights and other works of authorship (whether or not copyrightable), including website content, and moral rights, and all applications, registrations, and renewals in connection therewith, (iv) software (including source code and object code, data, databases and documentation thereof), (v) trade secrets and other confidential or proprietary information (including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, processes, methods and techniques, research and development information, pricing and cost information, industry analyses, drawings, specifications, designs, plans, proposals, industrial models, technical data, financial and accounting data, business and marketing plans and customer and supplier lists, any login information or passwords necessary to access any marketing, advertising or promotional material posted on Facebook, LinkedIn, Twitter or other third party websites, and related information), (vi) rights of publicity and rights of privacy (including rights to use the name, voice, likeness, signature and biographical information of real persons) (“Rights of Publicity”), and (vii) other intellectual property and proprietary rights.

“Investment” as applied to any Person means (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, Equity Interests, securities or other ownership interest of any other Person and (ii) any capital contribution by such Person to any other Person.

“Laws” means all statutes, laws, common law, codes, ordinances, regulations, rules, orders, determinations, judgments, writs, injunctions, acts or decrees of any Governmental Authority.

“Leased Real Property” has the meaning set forth in Section 3.24(b).

“Leasehold Improvements” means all buildings, structures, improvements and fixtures constituting Leased Real Property which are owned by the Company, regardless of whether title to such buildings, structures, improvements or fixtures are subject to reversion to the landlord or other third party upon the expiration or termination of the Real Property Lease for such Leased Real Property.

“Liability” means any obligation or liability whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

“Lien” means any mortgage, pledge, security interest or lien (whether statutory or otherwise). For the avoidance of doubt, “Lien” shall not be deemed to include any license of Intellectual Property Rights.

“Loss” means any loss, Liability, cost, damage or expense, Tax, penalty, or fine, in each case whether or not arising out of Third Party claims, including interest, penalties, reasonable attorneys’, consultants’ and experts’ fees and expenses (including such reasonable attorneys’, consultants’ and experts’ fees and expenses incurred in connection with the enforcement of a Party’s rights under this Agreement) and all amounts paid in investigation, defense or settlement of any of the foregoing.

“Marks” has the meaning set forth in the definition of “Intellectual Property Rights”.

“Material Adverse Effect” means any event, change, condition or effect that, individually or in the aggregate when taken together with any other change, event, condition or effect, has or is reasonably likely to have a material adverse effect upon the condition (financial or otherwise), Assets, Liabilities, results of operations or business of the Business taken as a whole or on the ability of the Sellers to consummate timely the transactions contemplated hereby other than changes, events, conditions or circumstances resulting from or relating to: (i) applicable economic or market conditions, including as related to the industry in which the Business operates, (ii) the announcement of the transactions contemplated by this Agreement, (iii) (A) the execution of, compliance with the terms of this Agreement or (B) the consummation of the transactions contemplated by this Agreement, (iv) any future change in accounting requirements or principles or any future change in applicable Laws or the interpretation thereof, (v) changes in national or international political or social conditions, including the engagement by the United States or Canada in hostilities, whether or not pursuant to the declaration of national emergency or war, or the occurrence of any military or terrorist attack, or (vi) general financial or capital market conditions, including interest rates or market prices, or changes therein; provided, however, that with respect to the foregoing clauses (i), (iv), (v) and (vi), such matter shall only be excluded so long as, and to the extent that, such matter does not have a materially disproportionate effect on the Business, taken as a whole, relative to other comparable businesses operating in the industry in which the Business operates.

“Material Contracts” has the meaning set forth in Section 3.13(b).

“Material Customers” has the meaning set forth in Section 3.23(a).

“Material Suppliers” has the meaning set forth in Section 3.23(b).

“Most Recent Balance Sheet” has the meaning set forth in Section 3.6.

“Names” means “Royal Robbins” or any Mark that includes “Royal Robbins” and any variation or derivation thereof and any other Marks related to the Business.

“Net Working Capital” means the aggregate value of the current assets of the Company and certain current assets of Canada Seller determined in the manner as set forth on the Example Statement of Net Working Capital not including Cash and Cash Equivalents less the aggregate value of the current liabilities of the Company and certain current liabilities of Canada Seller determined in the manner as set forth on the Example Statement of Net Working Capital, in each case, determined on a combined basis without duplication as of immediately prior to the Closing calculated in accordance with GAAP and, to the extent consistent therewith, using the same practices, procedures and policies applied in preparing the Example Statement of Net Working Capital (including by (i) including only current assets and current liabilities (excluding Cash and Cash Equivalents) to the extent that such assets and liabilities are of the type and kind included in the Example Statement of Net Working Capital and (ii) establishing levels of reserves using the same practices, procedures and policies as such reserves were established in preparing the Example Statement of Net Working Capital). Notwithstanding anything to the contrary contained herein, in no event shall “Net Working Capital” include any amounts with respect to Seller Expenses or Indebtedness, or any income Tax Assets or income Tax Liabilities (but shall, for purposes of clarity, include as a Liability, the excess, if any, of the aggregate current non-income Tax Liabilities over the aggregate current non-income Tax Assets of the Company on a combined basis attributable to (x) any taxable period that ends on or prior to the Closing Date or (y) the portion of any taxable period which includes (but does not end on) the Closing Date up to and including the Closing Date (excluding, for the avoidance of doubt, any deferred Tax Liabilities or deferred Tax Assets for purposes hereof)).

“Net Working Capital Adjustment” means (i) the amount by which Net Working Capital exceeds $8,153,234 or (ii) the amount by which Net Working Capital is less than $8,153,234, in each case, if applicable; provided that any amount which is calculated pursuant to clause (ii) above shall be deemed to be a negative number.

“OFAC” has the meaning set forth in Section 3.26(e).

“Order” means any judgment, award, decision, writ, decree, injunction, order, compliance agreement or settlement agreement of or with any Governmental Authority or arbitrator.

“Ordinary Course of Business” means the Company’s, or Canadian Seller’s, as applicable, ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

“Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by the Company.

“Party” has the meaning set forth in the preamble to this Agreement.

“Permit” means all permits, licenses, authorizations, registrations, franchises, approvals, consents, certificates, variances and similar rights obtained, or required to be obtained, from any Governmental Authority.

“Permitted Liens” means (i) Liens for Taxes or assessments and similar charges, which are not due and payable or are being contested in good faith and by appropriate proceedings, so long as adequate reserves (as determined in accordance with GAAP) have been established on the Company’s books with respect thereto; (ii) Liens securing liabilities which are reflected or reserved against in the Latest Balance Sheet to the extent so reflected or reserved, (iii) mechanic’s, materialmen’s, and similar Liens incurred in the ordinary course of business for amounts which are not yet due and payable; (iv) purchase money Liens and Liens securing rental payments under capital lease arrangements; (v) Liens set forth on the attached Permitted Liens Schedule; (vi) Liens that will cease to exist upon the Closing; and (vii) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority which are not violated by the current use or occupancy of such real property or the operation of the business.

“Person” means an individual, a sole proprietorship, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Authority or any department, agency or political subdivision thereof.

“Policies” has the meaning set forth in Section 5.8.

“Proceeding” means any action, application, suit, proceeding, complaint, charge, grievance, arbitration, mediation, hearing, audit, inquiry or investigation before or by a Governmental Authority or arbitrator.

“Pro Forma Adjusted EBITDA” means, with respect to the Company and the Transferred Assets, on a consolidated basis, the Pro Forma Adjusted EBITDA calculated using the same practices, procedures and policies used in calculating the Pro Forma Adjusted EBITDA for the twelve month period ended as of the end of September 2012 as set forth on Exhibit D attached hereto (and including only the line items set forth thereon).

“Proposed Closing Date Calculations” has the meaning set forth in Section 1.1(b)(i).

“Purchase Price” means (i) the Enterprise Value, plus (ii) the amount of Closing Cash and Cash Equivalents, plus (iii) the Net Working Capital Adjustment (which may be a negative number), minus (iii) the amount of Closing Date Indebtedness, minus (iv) the amount of Unpaid Seller Expenses.

“Purchase Price Dispute Notice” has the meaning set forth in Section 1.1(b)(ii).

“Purchaser” has the meaning set forth in the preamble to this Agreement.

“Purchasers’ Savings Plan” has the meaning set forth in Section 5.10(f).

“Real Property” has the meaning set forth in Section 3.24(c).

“Real Property Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral) pursuant to which the Company holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company thereunder.

“Representatives” has the meaning set forth in Section 5.2.

“Seller” has the meaning set forth in the preamble to this Agreement.

“Seller Benefit Plans” has the meaning set forth in Section 5.10(b).

“Seller Expenses” has the meaning set forth in Section 7.3.

“Seller Note” has the meaning set forth in Section 1.4(c).

“Sellers’ Savings Plan” has the meaning set forth in Section 5.10(f).

“Senior Loan Agreement” means that certain Loan Agreement, dated as of the date hereof, by and among Buyer, the Company, the Agent (as defined therein) and the lenders and other Persons from time to time party thereto.

“Side Letter” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof.

“Sun” has the meaning set forth in the recitals to this Agreement.

“Tax” means all (i) federal, provincial, state or local taxes, assessments, charges, duties, levies or other similar governmental charges of any nature, including all income, franchise, profits, capital gains, capital stock, transfer, sales, goods and services, harmonized sales, use, occupation, property, excise, severance, windfall profits, stamp, stamp duty reserve, license, payroll, withholding, ad valorem, value added, alternative minimum, escheat, environmental, customs, social security (or similar), unemployment, sick pay, disability, registration and other taxes, assessments, charges, duties, fees, levies or other similar governmental charges of any kind whatsoever, whether disputed or not, together with all estimated taxes, deficiency assessments, additions to tax, penalties and interest; (ii) any Liability for the payment of any amount of a type described in clause (i) arising as a result of being or having been a member of any consolidated, combined, unitary or other group or being or having been included or required to be included in any Tax Return related thereto; and (iii) any Liability for the payment of any amount of a type described in clause (i) or clause (ii) as a result of any obligation to indemnify or otherwise assume or succeed to the Liability of any other Person.

“Tax Return” means any return, information report or filing with respect to Taxes, including any schedule or attachment thereto and including any amendment thereof.

“Third Party” means any Person other than one that is a party to this Agreement.

“Transaction Documents” means, collectively, this Agreement and all other agreements and instruments contemplated hereby (including the Escrow Agreement).

“Transfer Taxes” has the meaning set forth in Section 7.3.

“Transferred Assets” has the meaning set forth in the recitals to this Agreement.

“Transferred Employees” has the meaning set forth in Section 5.10(b).

“Transition Services Agreement” has the meaning set forth in the recitals to this Agreement.

“Treasury Regulation” means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

“Units” has the meaning set forth in the recitals to this Agreement.

“Unpaid Seller Expenses” means those Seller Expenses of the Company which have not been paid as of immediately prior to the Closing.

“US Purchaser” has the meaning set forth in the preamble to this Agreement.

“US Seller” has the meaning set forth in the preamble to this Agreement.

ARTICLE VII

General Provisions

7.1 Non-Survival of Representations and Warranties. The representations and warranties contained in this Agreement shall terminate at the Closing, it being acknowledged and agreed that this Section 7.1 shall not (a) limit any covenant or agreement of the Parties which by its terms contemplates performance after the Closing, including those contained in Article V, or (b) limit any Party’s right to bring claims or seek recovery for intentional and knowing fraud in connection with any such representation or warranty set forth in this Agreement. The Purchasers acknowledge and agree that the sole and exclusive remedy of the Purchasers and their Affiliates for any Losses arising out of or relating to breaches of the representations and warranties made by the Sellers contained in this Agreement (other than with respect to intentional and knowing fraud in connection with any such representation or warranty), regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise, shall be against the representation and warranty insurance policy, if any, maintained by the Purchasers on the date hereof providing coverage with respect thereto, a copy of which shall be provided to Sellers on the date hereof.

7.2 Waiver. Effective as of the Closing, each Seller hereby unconditionally and irrevocably acquits, remises, discharges and forever releases the Company and all of its employees from any and all Liabilities, including those arising under any Law, Contract, arrangement, commitment or undertaking, whether written or oral, to the extent arising on or prior to the Closing (including any intercompany receivables or payables booked against the Company or other similar items) or otherwise related to the transactions contemplated hereby; provided, that the provisions of this Section 7.2 shall not apply to the rights of any Seller under (a) the Transaction Documents, (b) the indemnity provisions of the Governing Documents of the Company in effect immediately prior to the Closing or (c) any right to proceeds of any director or officer insurance policy of the Company effective as of immediately prior to the Closing. Effective as of the Closing, the Company, Purchasers and their respective Affiliates hereby unconditionally and irrevocably acquits, remises, discharges and forever releases the Sellers from any and all Liabilities, including those arising under any Law, Contract, arrangement, commitment or undertaking, whether written or oral, to the extent arising on or prior to the Closing (including any intercompany receivables or payables booked against a Seller or other similar items) or otherwise related to the transactions contemplated hereby; provided, that the provisions of this Section 7.2 shall not apply to the rights of the Company (or, for purposes of clarity, the Purchasers and their Affiliates) under the Transaction Documents or with respect to intentional and knowing fraud in connection with any representation or warranty set forth in this Agreement.

7.3 Fees and Expenses. The Purchasers shall be responsible for all costs and expenses incurred by the Purchasers in connection with the negotiation, preparation and execution of the Transaction Documents and the consummation of the transactions contemplated thereby; provided, that the Company may make payments in respect of such costs and expenses on behalf of the Purchasers using proceeds provided to the Company by the Purchasers. The Sellers shall be responsible for all costs and expenses incurred by the Sellers and the Company in connection with the negotiation, preparation and execution of the Transaction Documents and the consummation of the transactions contemplated thereby, including (i) any legal, accounting, financial advisory and other advisory, transaction or consulting fees and expenses, (ii) any brokerage or similar fees, (iii) all transaction, success, change of control or similar payments or bonuses payable to employees, directors or consultants of the Sellers as a result of the transactions contemplated hereby, (iv) any amounts payable in connection with the termination of the Contracts listed on Schedule 3.22, (v) all costs and expenses arising from, relating to or in connection with obtaining the Consents and (vi) $100,000 to be paid in connection with that certain representation and warranty insurance policy relating to the transactions contemplated by this Agreement (collectively, the “Seller Expenses”). All sales and transfer taxes, deed taxes, conveyance fees, recording charges and similar taxes, fees and charges imposed in connection with the transfer of the Units and Transferred Assets (collectively, the “Transfer Taxes”), together with any interest, penalties or additions to such Transfer Taxes shall be paid one-half by the Sellers and one-half by the Purchasers, except for applicable goods and services tax (the “GST”) and harmonized sales tax (the “HST”) with respect to the transfer of the Transferred Assets, which shall be paid entirely by Canada Purchaser to Canada Seller. Canada Purchaser shall pay the GST and HST to Canada Seller at the Closing in addition to and based on the portion of the Closing Payment Amount paid to Canada Seller as allocated to the applicable Transferred Assets, which Canada Seller shall remit to the applicable Governmental Authority. The Parties shall cooperate in timely making all filings, returns, reports and forms as necessary or appropriate to comply with the provisions of all applicable Laws in connection with the payment of such Transfer Taxes, and shall cooperate in good faith to minimize, to the fullest extent possible under such Laws, the amount of any such Transfer Taxes payable in connection therewith.

7.4 Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security). One or more successive actions may be brought against any Party, either in the same action or in separate actions, as often as another Party deems advisable, until all of the obligations to such Person are paid and performed in full.

7.5 Consent to Amendments; Waivers. This Agreement may be amended, or any provision of this Agreement may be waived upon the approval, in a writing, executed by the Parties. No course of dealing between or among the Parties shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any such Party or such holder under or by reason of this Agreement.

7.6 Successors and Assigns. This Agreement and all covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties, shall bind and inure to the benefit of the respective successors and permitted assigns of the Parties whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by any Seller, without the prior written consent of the Purchasers, and neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Purchasers, without the prior written consent of the Sellers. Notwithstanding the foregoing, the Purchasers may, without the prior written consent of the Sellers, (a) assign their rights, but not their obligations, under this Agreement to any of their financing sources and (b) assign any or all of their rights to any third-party who subsequently purchases all or substantially all of the then existing Assets of the

Company in a single transaction or series of related transactions; provided, that a merger or sale of Equity Interests of the Company shall not be deemed to be an assignment by operation of Law. Any attempted assignment in violation of this Section 7.6 shall be void ab initio.

7.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under any applicable Law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

7.8 Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together will constitute one and the same instrument. Counterpart signatures to this Agreement delivered by facsimile or other electronic transmission shall be acceptable and binding.

7.9 Descriptive Headings; Interpretation. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The term “this Agreement” means this Agreement together with all Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof. The use in this Agreement of the term “including” and other words of similar import mean “including, without limitation” and where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The use in this Agreement of the phrases “related to the Business” and “relating to the Business” mean “primarily related to the Business” and “primarily relating to the Business”. The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. The words “Section”, “Schedule” and “Exhibits” mean Section, Schedule and Exhibit of this Agreement, as in each case the context may require or permit. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require or permit. The use herein of terms importing the singular shall also include the plural, and vice versa. All references to “dollars” or “$” shall be deemed references to the lawful money of the United States of America, all references to “C$” shall be deemed references to the lawful money of Canada, and any amounts denominated in currency other than the lawful money of the United States of America on any date of determination shall be deemed to be the equivalent in dollars of such currency determined by using the prevailing foreign exchange rate provided by OANDA Corporation (or it not, as quoted on a similar service) at 9:00 a.m. New York time on such date.

7.10 Entire Agreement. This Agreement and the other agreements and documents referred to herein contain the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way, including that certain letter agreement dated as of October 17, 2012 by and between US Seller and Bruckmann, Rosser, Sherrill & Co. Management, L.P., which shall terminate and be of no further force or effect as of the Closing Date.

7.11 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the Parties and such permitted successors and assigns, any legal or equitable rights hereunder.

7.12 Schedules and Exhibits. All Schedules and Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

7.13 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal Law of the State of Delaware shall control the interpretation and construction of this Agreement, even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive Law of some other jurisdiction would ordinarily apply.

7.14 Notices. All notices, claims or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or when sent by facsimile or e-mail (in each case, upon electronic confirmation of receipt thereof), or one day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, claims and other communications shall be sent to the Parties at the addresses indicated below or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. All notices, claims and other communications hereunder may be given by any other means (including telecopy or electronic mail), but shall not be deemed to have been duly given unless and until it is actually received by the intended recipient.

To any Seller:

Kellwood Company

600 Kellwood Parkway

Chesterfield, MO 63017

Attn: Keith A. Grypp

Fax: (314) 576-3388

Email: keith.grypp@kellwood.com

and

Sun Capital Partners, Inc.

5200 Town Center Circle, Suite 600

Boca Raton, FL 33486

Attn:    C. Deryl Couch, Jason H. Neimark and Brian McGee

Fax:     (561) 394-0540

Email: dcouch@suncappart.com

            jneimark@suncappart.com

            bmcgee@suncappart.com

with a copy to (which shall not constitute notice to any Seller):

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Attn:   Jeremy S. Liss

           Corey D. Fox

Fax:    (312) 862-2200

Email: jeremy.liss@kirkland.com

           corey.fox@kirkland.com

To any Purchaser or the Company:

c/o Bruckmann, Rosser, Sherrill & Co. Management, L.P.

126 E. 56th Street

New York, NY 10022

Attn:   Frank D. Scrudato

           Tory O. Rooney

Fax:    (212) 521-3799

Email: fs@brs.com

            tor@brs.com

with copies to (which shall not constitute notice to the Purchasers or the Company):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attn:   Leo Greenberg

Fax:    (212) 446-6460

Email: leo.greenberg@kirkland.com

7.15 Waiver of Jury Trial. EACH OF THE PARTIES WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY PROCEEDING BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY.

7.16 No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

7.17 Jurisdiction. Each of the Parties submits to the exclusive jurisdiction and venue of any state or federal court sitting in the state of Delaware, in any Proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the Proceedings may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each of the Parties hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address set forth in Section 7.14, such service to become effective ten (10) days after such mailing.

7.18 Independence of Agreements, Covenants, Representations and Warranties. All agreements and covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain agreement or covenant, the fact that such action or condition is permitted by another agreement or covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder.

7.19 Acknowledgement by the Purchasers.

(a) Each Purchaser acknowledges that it has conducted to its satisfaction an independent investigation and verification of the financial condition, results of operations, assets, liabilities, properties and projected operations of the Company and the Transferred Assets, and, in making its determination to proceed with the transactions contemplated by this Agreement, the Purchasers have relied on the results of their own independent investigation and verification and the representations and warranties expressly and specifically set forth in Article III, as qualified by the Schedules. The representations and warranties expressly and specifically set forth in Article III and the other documents and agreements referenced herein constitute the sole and exclusive representations, warranties, and statements of any kind of any of the Sellers and all other Persons to the Purchasers in connection with the transactions contemplated hereby, and the Purchasers understand, acknowledge and agree that all representations, warranties, and statements of any kind or nature expressed or implied (including any relating to the future or historical financial condition, results of operations, prospects, projections, assets or liabilities of the Company or the Transferred Assets, or the quality, quantity or condition of the Company or the Transferred Assets and the information contained in any “data room”) other than those specifically set forth in Article III and the other documents and agreements referenced herein are specifically disclaimed by the Sellers. None of the Sellers or any other Person make or provide, and the Purchasers waive, any warranty or representation, express or implied, as to the quality, merchantability, fitness for a particular purpose, conformity to samples, or condition of the Company or the Assets or any part thereof other than those specifically set forth in Article III and the other documents and agreements referenced herein. THE PURCHASERS SPECIFICALLY ACKNOWLEDGE AND AGREE THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN Article III AND THE OTHER DOCUMENTS AND AGREEMENTS REFERENCED HEREIN, THE PURCHASERS ARE ACQUIRING THE UNITS AND THE TRANSFERRED ASSETS ON AN “AS IS, WHERE IS” BASIS AND NONE OF THE SELLERS NOR ANY OTHER PERSON (INCLUDING, ANY EQUITYHOLDER, OFFICER, DIRECTOR, MANAGER, EMPLOYEE OR AGENT OF ANY OF THE FOREGOING, WHETHER IN ANY INDIVIDUAL, CORPORATE OR ANY OTHER CAPACITY) IS MAKING, AND NEITHER OF THE PURCHASERS IS RELYING ON, ANY REPRESENTATIONS, WARRANTIES, OR OTHER STATEMENTS OF ANY KIND WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AS TO ANY MATTER CONCERNING THE COMPANY, UNITS, TRANSFERRED ASSETS, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED TO (OR OTHERWISE ACQUIRED BY) THE PURCHASERS OR ANY OF THE PURCHASER’S REPRESENTATIVES. The Purchasers and their Affiliates acknowledge and agree that their sole and exclusive remedy against any Seller or any of their Affiliates and any equityholder, officer, manager, director, employee or agent of any of the foregoing, whether in any individual, corporate or any other capacity, with respect to any and all claims (other than claims for intentional and knowing fraud) relating (directly or indirectly) to the subject matter of this Agreement or the transactions contemplated hereby, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise, shall be an action for a contractual breach of the express terms hereof and of the other documents and agreements referenced herein; it being agreed and understood that, for the avoidance of doubt, the sole and exclusive remedy of the Purchasers and their Affiliates for any Losses arising out of or relating to breaches of the representations and warranties made by the Sellers contained in this Agreement (other than with respect to intentional and knowing fraud in connection with any such representation and warranty), regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise, shall be against the representation and warranty insurance policy, if any, maintained by the Purchasers on the date hereof providing coverage with respect thereto, a copy of which shall be provided to Sellers on the date hereof.

*    *    *    *    *

IN WITNESS WHEREOF, the Parties have executed this Purchase Agreement on the date first written above.

KELLWOOD COMPANY

By:	/s/ Michael M. Saunders
	Name:	Michael M. Saunders
	Title:	SVP and COO

CANADIAN RECREATION PRODUCTS INC.

By:
Name:
Title:

RR CANADA, INC.

By:
Name:
Title:

RR ACQUISITION CORPORATION

By:
Name:
Title:

[Signature Page to Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Purchase Agreement on the date first written above.

KELLWOOD COMPANY

By:
Name:
Title:

CANADIAN RECREATION PRODUCTS INC.

By:	/s/ Casandra Hofmann
	Name:	Casandra Hofmann
	Title:	CFO

RR CANADA, INC.

By:
Name:
Title:

RR ACQUISITION CORPORATION

By:
Name:
Title:

[Signature Page to Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Purchase Agreement on the date first written above.

KELLWOOD COMPANY

By:
Name:
Title:
CANADIAN RECREATION PRODUCTS INC.

By:
Name:
Title:
RR CANADA, INC.

By:	/s/ Frank D. Scrudato
Name:	Frank D. Scrudato
Title:	President
RR ACQUISITION CORPORATION

By:	/s/ Frank D. Scrudato
Name:	Frank D. Scrudato
Title:	President

EXHIBIT B

RR TRANSFERRED ASSETS

See attached.

Exhibit A

[On file with the Company]

EXHIBIT C

PHAT FASHIONS PURCHASE AGREEMENT

See attached.

EXHIBIT D

PF TRANSFERRED ASSETS

See attached.

EXECUTION VERSION

PURCHASE AGREEMENT

between

PHAT FASHIONS, LLC, as Seller,

and

BABY PHAT HOLDING COMPANY, LLC, as Purchaser

Dated as of December 11, 2012

EXHIBITS AND SCHEDULES

Schedule A	Transferred Contracts

Schedule B	Transferred Trademarks

Schedule C	Transferred Domain Names

Schedule D	Disclosures

Schedule 3.3(c)	Consents

Schedule 4.8	Absence of Conflicts

Schedule 4.9	Financial Information

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 11, 2012 (the “Effective Date”) by and between Phat Fashions, LLC, a New York limited liability company having a principal place of business at 600 Kellwood Parkway, Chesterfield, MO 63017 (“Seller”), and Baby Phat Holding Company, LLC, a New York limited liability company having a principal place of business at 1400 Broadway, Suite 1405, New York, NY 10018 (“Purchaser”) (each, a “Party” and collectively, the “Parties”).

WHEREAS, Seller desires to sell, assign and transfer its right, title and interest to the Purchased Assets (as that term is defined below) to Purchaser based on the terms and conditions herein; and

WHEREAS, Purchaser desires to acquire Seller’s right, title and interest to the Purchased Assets, based on the terms and conditions herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows.

ARTICLE 1

DEFINITIONS

Terms used herein with initial capitals shall have the meanings in this Article 1.

1.1 “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

1.2 “Assumed Liabilities” has the meaning given to such term in Section 2.2.

1.3 “Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York City, United States of America are authorized or obligated by applicable law to close.

1.4 “Change in Control” means the occurrence of any of the following events: (a) a Person becomes the beneficial owner, directly or indirectly, of securities of any other Person representing fifty percent (50%) or more of the total voting power represented by such other Person’s then outstanding voting securities; (b) the consummation of the sale or disposition by a Person of all or substantially all of the Person’s assets; or (c) the consummation of a merger or consolidation of a Person with any other corporation, other than a merger or consolidation which would result in the voting securities of the Person outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Person or such surviving entity or its parent outstanding immediately after such merger or consolidation.

1.5 “Closing” has the meaning set forth in Section 3.1.

1.6 “Closing Date” has the meaning set forth in Section 3.1.

1.7 “Effective Date” has the meaning set forth in the Preamble.

1.8 “Encumbrance” means any lien, pledge, mortgage, security interest, option, right of first refusal, transfer restriction, collateral assignment, levy, escrow, conditional sale contract, title retention contract, indenture, or security agreement; provided, that, the definition of Encumbrance excludes the Transferred Contracts and liens for taxes not yet due and payable.

1.9 “Governmental Entity” means any federal, state, provincial, local, municipal, foreign or other governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal).

1.10 “Indemnified Party” has the meaning given to such term in Section 7.3.

1.11 “Indemnifying Party” has the meaning given to such term in Section 7.3.

1.12 “Knowledge” means the actual knowledge of Keith Grypp or Dassine Hammoudi.

1.13 “Loss” means, subject to Section 7.5, all claims, losses, liabilities, damages, fines, penalties, interest, amounts payable as indemnity obligations, and all related costs and expenses, including reasonable legal and attorneys’ fees and disbursements.

1.14 “Person” means any corporation, partnership, joint venture, limited liability company, organization, entity, authority or natural person, including each of the Parties.

1.15 “Purchase Price” has the meaning given to such term in Section 2.3.

1.16 “Purchased Assets” means the Transferred Trademarks, the Transferred Domain Names, the Transferred Contracts and originals or copies of all of Seller’s files and documentation specifically and exclusively regarding all of the foregoing assets.

1.17 “Purchaser” has the meaning given to such term in the Preamble.

1.18 “Purchaser Indemnitees” has the meaning given to such term in Section 7.1.

1.19 “Representative” means, with respect to either Party, any of such Party’s directors, officers, managers, members, employees, attorneys, accountants, brokers, finders, investment bankers and other agents.

1.20 “Retained Liabilities” means any and all claims, losses, liabilities, damages, fines, penalties, interest, amounts payable as indemnity obligations, out-of-pocket costs and expenses due to third parties, and all related costs and expenses (including legal and attorneys’ fees and disbursements) relating to the Purchased Assets and arising or accruing before or in the twelve (12) months immediately after the Closing Date with respect to any actions or omissions (except for Purchaser’s actions or omissions) occurring solely before the Closing Date.

1.21 “Seller” has the meaning given to such term in the Preamble.

1.22 “Seller Indemnitees” has the meaning given to such term in Section 7.2.

1.23 “Tax” means (a) all federal, state or local taxes, charges or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, goods and services, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes and (b) all interest, penalties, fines, additions to tax or additional amounts imposed by any Tax Authority in connection with any item described in clause (a) of this Section 1.23.

1.24 “Tax Authority” means any Governmental Entity, instrumentality or employee thereof, charged with the administration of any law relating to Taxes.

1.25 “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

1.26 “Term” has the meaning given to such term in Section 8.1.

1.27 “Transferred Contracts” means only the agreements specifically set forth on Schedule A attached hereto.

1.28 “Transferred Domain Names” means only the internet domain names specifically set forth on Schedule C attached hereto.

1.29 “Transferred Trademarks” means only the trademark registrations and applications specifically set forth on Schedule B attached hereto, including the goodwill associated directly with the Transferred Trademarks and the right to sue for past, present and future infringements thereof.

ARTICLE 2

PURCHASE AND SALE OF ASSETS

2.1 Purchase of Purchased Assets. On the Closing Date, pursuant to the terms and subject to the conditions of this Agreement, Seller shall sell, assign and transfer to Purchaser all of its right, title and interest in and to the Purchased Assets. Title to and ownership of the Purchased Assets shall transfer to and vest with Purchaser solely upon Seller’s receipt of the Purchase Price in its full amount in accordance with Sections 2.3 and 2.4.

2.2 Assumption of Liabilities. On the Closing Date, pursuant to the terms and subject to the conditions of this Agreement, Purchaser shall assume and hereby agrees to pay, perform and discharge when due any and all claims, losses, liabilities, damages, fines, penalties, interest, amounts payable as indemnity obligations, and all related costs and expenses (including legal and attorneys’ fees and disbursements) relating to the Purchased Assets and arising on or after the Closing Date with respect to any actions or omissions occurring on or after the Closing Date (collectively, the “Assumed Liabilities”).

2.3 Purchase Price. The aggregate purchase price for the Purchased Assets shall be an amount equal to FIVE MILLION THREE HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($5,350,000.00) (the “Purchase Price”) payable as follows:

(a) FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00) (the “Deposit”) on the Effective Date payable in accordance with Section 2.4 below; and

(b) FOUR MILLION EIGHT HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($4,850,000.00) (the “Closing Purchase Price”) on the Closing Date payable in accordance with Section 2.4 below.

2.4 Payment Method. The Purchase Price shall not be adjusted for inflation/deflation, currency, Tax, or any other reason, except as specifically set forth in Section 7.9, and each Party shall be entirely responsible for its own Taxes incurred in connection with this Agreement, including any transfer, sales, income, use, withholding, and registration taxes and any penalties and interest thereon. The Purchase Price is irrevocable and non-refundable, and Purchaser hereby acknowledges that, without limiting any indemnification obligations of Seller as required by this Agreement, except as otherwise set forth in Article 8 with respect to the Deposit, Purchaser shall not be entitled to any kind of refund of any portion of the Purchase Price under any circumstance. Purchaser shall pay and deliver to Seller the Purchase Price in accordance with and at the times set forth in Section 2.3 cash by electronic wire transfer of immediately available funds for delivery, deposit and receipt in the following bank account (or any other bank account that Seller designates in writing):

Beneficiary Bank:	[On file with the Company]
Bank Address:
Acct #
ABA #
Beneficiary:

ARTICLE 3

CLOSING AND DELIVERIES

3.1 Closing. The consummation of the transactions, other than payment of the Deposit, contemplated hereby (the “Closing”) shall take place on a date mutually acceptable to Seller and Purchaser (the “Closing Date”), provided that it shall be no later than January 15, 2013, at the offices of Gordon, Herlands, Randolph & Cox LLP, 355 Lexington Avenue, 10th Floor, New York, NY 10017 or such other place as agreed to by the parties.

3.2 Closing Deliveries.

(a) Payment of the Closing Purchase Price. At the Closing, Purchaser shall pay to Seller the Closing Purchase Price by wire transfer of immediately available funds in accordance with instructions provided by Seller.

3.3 Conditions to Purchaser’s Obligations. The obligations of the Purchaser to complete the Closing are contingent upon the fulfillment of each of the following conditions on or before the Closing Date, except to the extent that the Purchaser may, in its absolute discretion, waive any one or more thereof in whole or in part:

(a) Financing. Purchaser shall have received financing for the transaction pursuant to terms and conditions and subject to agreements and other requirements in each case reasonably acceptable to Purchaser.

(b) Bringdown. The representations and warranties of Seller set forth in this Agreement shall be materially true and correct on the Closing Date with the same force and effect as though made on the Closing Date; all terms, covenants and conditions to be complied with and performed by Seller under the Agreement on or before the Closing Date shall have been materially complied with and materially performed; and Seller shall have delivered to Purchaser at Closing certificates, dated the Closing Date, to such effect; provided, that neither the winding down of Seller’s wholesale business nor the effects of such winding down shall be considered to cause any of the representations and warranties set forth in this Agreement not to be materially true and correct.

(c) Consents. Seller shall have received the third-party consents set forth on Schedule 3.3(c).

(d) No Material Adverse Change. There shall not have been any material adverse change (as defined under Delaware law) in the business of the Seller taken as a whole since the date of this Agreement; provided, that neither the winding down of Seller’s wholesale business nor the effects of such winding down shall be considered a material adverse change.

(e) No Adverse Proceedings. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors or any of them, or any of the Assets where an unfavorable judgment with respect thereto would prevent, rescind or declare unlawful the transactions contemplated hereby.

(f) Certificates of Status. Purchaser shall have received a certificate of status or similar certificate for Seller from the State of New York and from each other state in which Seller is qualified to do business.

3.4 Conditions to Sellers Obligations. The obligations of Seller to complete the Closing are contingent upon the fulfillment of each of the following conditions on or before the Closing Date, except to the extent that Seller may, in their absolute discretion, waive any one or more thereof in whole or in part.

(a) Bringdown. The representations and warranties of Purchaser set forth in this Agreement shall be materially true and correct on the Closing Date with the same force and effect as though made on the Closing Date; all terms, covenants and conditions to be complied with and performed by Purchaser under this Agreement on or before the Closing Date shall have been materially complied with and materially performed; and Purchaser shall have delivered to Seller at Closing a certificate, dated the Closing Date, to such effect.

(b) No Adverse Proceedings. No action, suit or proceeding before any court or any governmental or regulatory authority shall have been commenced, no investigation by any governmental or regulatory authority shall have been commenced, and no action, suit or proceeding by any governmental or regulatory authority shall have been threatened, against any of the parties to this Agreement, or any of the principals, officers or directors or any of them, or any of the Assets where an unfavorable judgment with respect thereto would prevent, rescind or declare unlawful the transactions contemplated hereby.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Purchaser that the statements contained in this Article 4 are correct and complete as of the Effective Date and the Closing Date, except as noted otherwise.

4.1 Organization. Seller is a limited liability company validly existing and in good standing under the laws of its jurisdiction of formation.

4.2 Authority. Solely as of the Closing Date, the execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller and do not and will not violate any provisions of its organizational documents. Assuming that this Agreement is a valid and binding obligation of Purchaser, this Agreement constitutes a valid and binding agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

4.3 Ownership. Solely as of the Closing Date, except as set forth in Schedule D, Seller (i) owns the Transferred Trademarks, free and clear of all Encumbrances other than Encumbrances that will no longer exist as of the Closing, (ii) has the right to convey the Purchased Assets to Purchaser, and (iii) at the Closing shall have conveyed to Purchaser good and marketable title to the Transferred Contracts free and clear of all Encumbrances.

4.4 Non-Infringement. To Seller’s Knowledge, except as set forth in Schedule D, the use of the Transferred Trademarks as currently used by Seller in any of the countries where the Transferred Trademarks are registered does not materially infringe or misappropriate any other Person’s intellectual property rights.

4.5 Registration. To Seller’s Knowledge, except as set forth in Schedule D, all of the Transferred Trademarks are valid.

4.6 Transferred Contracts. To Seller’s Knowledge, except as set forth on Schedule A, the rights of Seller under the Transferred Contracts are valid and enforceable by Seller and will at the Closing, subject to obtaining any required consents necessary to assign the Transferred Contracts, be validly assigned to and thereupon enforceable by Purchaser, in each case enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and by such principles of equity as may affect the availability of equitable remedies. To the Knowledge of Seller, except as set forth on Schedule A, neither Seller nor the other parties thereto are in default in any material respects (nor does any circumstance exist which, with notice, would result in such a default) under the Transferred Contracts, and, subject to obtaining any required consents necessary to assign the Transferred Contracts, the assignment by Seller of its rights thereunder to Purchaser will not violate the terms thereof.

4.7 Litigation. Except for any actions set forth on any Schedule to this Agreement, no claims, actions, suits or other proceedings are pending, or to the Seller’s Knowledge, threatened, against Seller with respect to the Purchased Assets before any court, agency or other judicial, administrative or other governmental body or arbitrator.

4.8 Absence of Conflicts and Consent Requirements. Seller’s execution and delivery of this Agreement and performance of its obligations hereunder, including the sale of the Purchased Assets hereunder, do not and will not conflict with, violate or result in any default under Seller’s certificate of incorporation or by-laws or, except as set forth on Schedule 4.10, in any default under any mortgage, indenture, agreement, instrument or other contract to which Seller is a party or by which it or its property is bound, nor will Seller’s execution and delivery of this Agreement and performance of its obligations hereunder violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which Seller is subject. Other than consents necessary to assign the Transferred Contracts, Seller’s execution and delivery of this Agreement and the performance of its obligations hereunder, including the sale of the Purchased Assets, do not and will not require the consent of, or any prior filing with any governmental authority or other third party.

4.9 Financial Information. The financial information set forth in Schedule 4.9 is materially true and correct.

4.10 No Material Misstatements or Omissions. To Seller’s Knowledge, the representations and warranties of Seller in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the representations and warranties in this Agreement materially untrue.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller that the statements contained in this Article 5 are correct and complete as of the Effective Date and the Closing Date.

5.1 Organization. Purchaser is a limited liability company validly existing and in good standing under the laws of its jurisdiction of formation.

5.2 Authority. The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary action on the part of Purchaser and do not and will not violate any provisions of its organizational documents, any applicable regulation or any contract or order binding upon it. Assuming that this Agreement is a valid and binding obligation of Seller, this Agreement constitutes a valid and binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

5.3 No Knowledge of Misrepresentations or Omissions. Purchaser has no knowledge that the representations and warranties of the Seller in this Agreement and the Schedules attached hereto are not true and correct in all material respects, and the Purchaser has no knowledge of any material errors in, or material omissions from, any Schedule to this Agreement. Absence of Conflicts and Consent Requirements. Purchaser’s execution and delivery of this Agreement and performance of its obligations hereunder, including the purchase of the Purchased Assets hereunder, do not and will not conflict with, violate or result in any default under Purchaser’s articles of organization or operating agreement or in any default under any mortgage, indenture, agreement, instrument or other contract to which Purchaser is a party or by which it or its property is bound, nor will Purchaser’s execution and delivery of this Agreement and performance of its obligations hereunder violate any judgment, order, decree, law, statute, regulation or other judicial or governmental restriction to which Purchaser is subject. Purchaser’s execution and delivery of this Agreement and the performance of its obligations hereunder, including the purchase of the Purchased Assets, do not and will not require the consent of, or any prior filing with any governmental authority or other third party.

ARTICLE 6

COVENANTS

6.1 Delivery of Recordable Documents. Subject to Seller’s written confirmation that it has received the Purchase Price, at the Closing, Purchaser shall have the right to deliver to Seller, at Purchaser’s sole cost and expense, recordable assignment documents, bills of sale and other documents or instruments of conveyance and transfer (collectively “Assignment Documents”) with respect to the Purchased Assets in a form reasonably acceptable to Seller for execution by Seller (it being agreed and understood that such Assignment Documents shall not contain representations, warranties, covenants or other provisions materially or substantially more burdensome on Seller than such equivalent provisions contained herein), and Seller shall execute and deliver such Assignment Documents to Purchaser, which such execution and delivery shall not be unreasonably withheld, delayed or denied. Seller and Purchaser each hereby covenants and agrees with one another that at any time and from time to time it will promptly execute and deliver, at Purchaser’s sole cost and expense, such further assurances, instruments and documents (including on the part of Seller any and all bills of sale, assignments, and other documents or instruments of conveyance, as Purchaser may reasonably request, in order to vest in Purchaser title to the Purchased Assets), and take such further action, as the other may reasonably request in order to vest in Purchaser title to the Purchased Assets; provided, that such further assurances, instruments and documents shall not contain representations, warranties, covenants or other provisions materially or substantially more burdensome on Seller than such equivalent provisions contained herein. Kellwood Company, a Delaware corporation (“Kellwood”), hereby covenants and agrees to use commercially reasonable efforts to transfer to Purchaser, at Purchaser’s sole expense and at no cost to Kellwood or Seller, solely to the extent available and transferable, all marketing materials, brand studies, designs patterns, brand history, brand names, blocks and trim boards for all categories and for regular and plus sizes, in each case used exclusively in the business conducted with the Purchased Assets prior to the date hereof and to provide a list of factory contacts, including contact information for such factory contacts, used in the business conducted with the Purchased Assets prior to the date hereof and to use commercially reasonable efforts provide Purchaser with introductions to such factory agent contacts.

6.2 Provision of Information. From and after the Closing Date, either Party may request information and records as may reasonably be required by such Party for (a) the purpose of making any necessary tax filings and/or investigating and defending audit claims by any taxing authority; (b) accessing files and information relating to Transferred Contracts, (c) accessing files and information related trademark prosecution, use and any related files for the Transferred Trademarks, and (d) accessing files and information relating to the Transferred Domain Names, and such other Party shall use commercially reasonable efforts to provide such information or records; provided that such other Party shall not be required to provide such information or records that are protected by any legal privilege or that constitute a trade secret.

6.3 Public Announcement. After the Closing Date, the Parties will reasonably cooperate in drafting and releasing an initial public announcement regarding this Agreement, which in no event shall include the economic terms hereof.

6.4 Cooperation on Tax Matters. Upon the reasonable request of the other Party, each of Seller and Purchaser shall furnish or cause to be furnished to the other Party, as promptly as commercially practicable, such information and assistance relating to the Purchased Assets, the Retained Liabilities and the Assumed Liabilities as is reasonably necessary for the preparation and filing of any Tax Return, claim for refund or other required or optional filings relating to Tax matters, for the preparation for any Tax audit, for the preparation for any Tax protest, or for the prosecution or defense of any suit or other proceeding relating to Tax matters.

6.5 Cooperation on Receivables. Each Party acknowledges and agrees that (a) Seller is entitled to all receivables related to the Purchased Assets, whether pursuant to the Transferred Contracts or otherwise, arising prior to the Closing Date, and (b) Purchaser is entitled to all receivables related to the Purchased Assets, whether pursuant to the Transferred Contracts or otherwise, arising on or after the Closing Date. Seller agrees that, after the Closing, it shall hold and shall promptly transfer and deliver to Purchaser, from time to time as and when received by Seller, any receivables related to the Purchased Assets that Seller receives that properly belong to Purchaser. Purchaser agrees that, after the Closing, it shall hold and shall promptly transfer and deliver to Seller, from time to time as and when received by Purchaser, any receivables related to the Purchased Assets that Purchaser receives that properly belong to Seller. Upon the reasonable request of the other Party, each of Seller and Purchaser shall furnish or cause to be furnished to the other Party, as promptly as commercially practicable, such information and assistance as is reasonably necessary to collect any accounts receivable related to the Purchased Assets.

6.6 Closing. Each of Seller and Purchaser shall use commercially reasonable efforts to have the Closing occur on or before January 15, 2013.

6.7 Noncompetition. Other than as contemplated in Section 6.8, Seller shall cease the conduct of all business from and after the Closing Date. Subject to Section 6.8, from and after Closing, the Seller shall promptly cease using the names “Phat” or any similar name or any part or abbreviation thereof in connection with the business, other than with respect to Seller’s legal existence. Within thirty (30) days of the expiration of the six (6) month period set forth in Section 6.8, Seller shall wind-up, liquidate, dissolve or otherwise cease its legal existence.

6.8 Sell-Off. Notwithstanding anything to the contrary contained in this Agreement or any other agreement between the Parties, until the date that is six (6) months after the Closing Date, Purchaser hereby grants to Seller and its Affiliates a non-exclusive, royalty-free license to, and herby acknowledges and agrees that Seller and its Affiliates may, without obligation to Purchaser, complete the purchasing, manufacturing, marketing, distribution, selling and similar activities related to the existing, work-in-progress and similar inventory of Baby Phat and related products of the business. Seller agrees to not begin sourcing any new Baby Phat products after the Closing Date.

ARTICLE 7

INDEMNIFICATION

7.1 Indemnification by Seller. Subject to the limitations set forth in this Article 7, Seller shall indemnify, defend, and hold harmless Purchaser, Purchaser’s Affiliates and the Representatives of any of them (collectively, “Purchaser Indemnitees”) from and against any and all Losses any Purchaser Indemnitee may suffer, sustain or become subject to, as a result of, in connection with, relating to, incidental to, or by virtue of (i) Seller’s breach of any representation, warranty or covenant contained in this Agreement and any action, suit or proceeding arising out of such breach or (ii) the Retained Liabilities, including Seller’s failure to pay, perform or discharge when due any of the Retained Liabilities, and any action, suit or proceeding arising out of such Retained Liabilities.

7.2 Indemnification by Purchaser. Subject to the limitations set forth in this Article 7, Purchaser shall indemnify, defend, and hold harmless Seller, Seller’s Affiliates and the Representatives of any of the foregoing (collectively, “Seller Indemnitees”) from and against any and all Losses any Seller Indemnitee may suffer, sustain or become subject to, as a result of, in connection with, relating to, incidental to, or by virtue of (i) Purchaser’s breach of any representation, warranty or covenant contained in this Agreement and any action, suit or proceeding arising out of such breach or (ii) the Assumed Liabilities, including Purchaser’s failure to pay, perform or discharge when due any of the Assumed Liabilities, and any action, suit or proceeding arising out of such Assumed Liabilities.

7.3 Notice of Claims. If any Purchaser Indemnitee or Seller Indemnitee (an “Indemnified Party”) believes that it has suffered or incurred any Losses for which it is entitled to indemnification under this Article 7, such Indemnified Party shall notify the Party from whom indemnification is being claimed (the “Indemnifying Party”) with reasonable promptness and reasonable particularity. If any claim is instituted by or against a third party with respect to which any Indemnified Party intends to claim indemnification under this Article 7, such Indemnified Party shall promptly notify the Indemnifying Party of such claim. The notice provided by the Indemnified Party to the Indemnifying Party shall describe the claim (the “Asserted Liability”) in reasonable detail and shall indicate the amount (or an estimate) of the Losses that have been or may be suffered by the Indemnified Party. The failure of an Indemnified Party to give any notice required by this Section 7.3 shall not affect any of the Indemnified Party’s rights under this Article 7 or otherwise except and to the extent that such failure is materially prejudicial to the rights or obligations of the Indemnifying Party.

7.4 Opportunity to Defend Third Party Claims. If any action indemnifiable under this Article 7 is brought by a third party against any Indemnified Party, the Indemnifying Party shall be entitled: (a) to participate in such action and (b) to elect, by written notice delivered to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of notice of the Asserted Liability, to defend, compromise or settle such action, with counsel reasonably satisfactory to the Indemnified Party, it being agreed by the Parties that Kirkland & Ellis LLP is reasonably acceptable counsel to represent the Seller. The Indemnified Party shall cooperate with respect to any such participation, defense, settlement or compromise. The Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of the Indemnified Party’s counsel shall be at the sole expense of the Indemnified Party. The Indemnifying Party shall not settle or compromise any action or consent to the entry of a judgment without the written consent of the Indemnified Party (which shall not be unreasonably withheld) that: (x) does not provide for the claimant to give an unconditional release to the Indemnified Party in respect of the Asserted Liability; (y) involves relief other than monetary damages; or (z) places restrictions or conditions on the operation of the business of the Indemnified Party or any of its Affiliates. The Indemnifying Party shall not be liable for any settlement of any claim or action effected without its written consent. After payment of any Asserted Liability by the Indemnifying Party, the Indemnified Party, if requested by the Indemnifying Party, shall assign to the Indemnifying Party all rights the Indemnified Party may have against any applicable account debtor or other responsible Person in respect of the Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnified Party shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense; provided, that such distribution of such books, records or other documents would not breach privilege, confidentiality or other advisory protection.

7.5 EXCLUSION OF CONSEQUENTIAL DAMAGES. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY, UNDER ANY LEGAL OR EQUITABLE THEORY, FOR ANY CONSEQUENTIAL, PUNITIVE, INCIDENTAL, SPECIAL OR INDIRECT DAMAGES OF ANY KIND, INCLUDING LOSSES RELATING TO GOODWILL, DIMINUTION IN VALUE, AND ENTERPRISE VALUE, SUFFERED BY OR OTHERWISE COMPENSABLE TO THE OTHER, ARISING OUT OF, UNDER OR RELATING TO THIS AGREEMENT, WHETHER OR NOT ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.6 Limitation of Liability. Seller shall be liable to the Purchaser Indemnitees for any Losses covered by Section 7.1(i) up to a maximum aggregate liability of Five Hundred Thirty Five Thousand and 00/100 Dollars ($535,000.00). For avoidance of doubt, Seller shall be liable to the Purchaser Indemnitees for any and all Losses covered by Section 7.1(ii) without any limitation as to the maximum aggregate liability. Purchaser shall be liable to the Seller Indemnitees for any Losses covered by Section 7.2(i) up to a maximum aggregate liability of Five Hundred Thirty Five Thousand and 00/100 Dollars ($535,000.00). For avoidance of doubt, Purchaser shall be liable to the Seller Indemnitees for any and all Losses covered by Section 7.2(ii) without any limitation as to the maximum aggregate liability. The provisions of this Article 7 shall survive Closing and shall be the sole and exclusive remedy available to the Seller Indemnitees and the Purchaser Indemnitees after the Closing Date for any breach of any representation or warranty contained in this Agreement and any action, suit or proceeding arising out of such breach.

7.7 Effect of Insurance. The amount of any Losses for which indemnification is provided under this Article 7 shall be reduced by the insurance proceeds received and any other amount, if any, recovered from third parties by the Indemnified Party (or its Affiliates) with respect to any Losses. If any Indemnified Party shall have received any indemnification payment pursuant to this Article 7 with respect to any Loss, such Indemnified Party shall, upon written request by the Indemnifying Party, assign to such Indemnifying Party (to the extent of the indemnification payment) any claim which such Indemnified Party may have under any applicable insurance policy which provides coverage for such Loss to the extent of such indemnification payment. Such Indemnified Party shall reasonably cooperate (at the expense of the Indemnifying Party) to collect under such insurance policy. If any Indemnified Party shall have received any payment pursuant to this Article 7 with respect to any Loss and has or shall subsequently have received insurance proceeds or other amounts with respect to such Loss, then such Indemnified Party shall promptly pay to the Indemnifying Party the amount so recovered (after deducting the amount of the expenses incurred by it in procuring such recovery), but not in excess of the amount previously so paid by the Indemnifying Party.

7.8 No Additional Representations or Warranties. THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT ARE THE ONLY REPRESENTATIONS OR WARRANTIES GIVEN BY THE PARTIES. PURCHASER HEREBY ACKNOWLEDGES THAT, PRIOR TO THE CLOSING DATE, IT WILL HAVE CONDUCTED, OR HAD THE OPPORTUNITY TO CONDUCT, ITS OWN INSPECTION AND INVESTIGATION OF THE PURCHASED ASSETS AND, EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES OF SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, IS PURCHASING THE PURCHASED ASSETS ON AN “AS-IS, WHERE-IS, WITH ALL FAULTS” BASIS WITH NO REPRESENTATIONS OR

WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITH RESPECT TO VALIDITY, ENFORCEABILITY, USEFULNESS, INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

7.9 Purchase Price Adjustments. To the extent permitted by law, any amounts payable under this Article 7 shall be treated by the Parties as an adjustment to the Purchase Price.

ARTICLE 8

TERM

8.1 Termination: This Agreement may be terminated at any time prior to the Closing Date:

(a) by either Party, if the Closing shall not have occurred by January 15, 2013; provided, however, that such date may be extended by Seller and Purchaser upon mutual agreement;

(b) by Seller, if Purchaser shall have materially breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach cannot be or has not been cured within ten (10) Business Days after the giving of written notice by Seller to Purchaser specifying such breach;

(c) by Purchaser, if Seller shall have materially breached any of its representations, warranties, covenants or agreements contained in this Agreement, which breach cannot be or has not been cured within ten (10) Business Days after the giving of written notice by Purchaser to Seller specifying such breach; or

(d) by the mutual written consent of Seller and Purchaser.

8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability on the part of either Party; provided, however, that in the event this Agreement is terminated (other than pursuant to Section 8.1(c) or Section 8.1(d)), then in addition to whatever other rights Seller may have against Purchaser, Seller shall be entitled to retain the Deposit and all interest thereon. In the event of termination of this Agreement pursuant to Section 8.1(c) or Section 8.1(d), and provided that Purchaser or any Affiliate of Purchaser is not then in breach of Purchaser’s obligations hereunder or Purchaser’s or any such Affiliate’s obligations under the License Agreement by and between Seller and Purchaser’s Affiliate Anthony L&S LLC, dated June 16, 2012 or Purchaser’s or any such Affiliate’s obligations under the Co-Existence Agreement by and between Seller and Purchaser, dated July 15, 2012, Seller will return the Deposit to Purchaser within ten (10) Business Days of such termination. The return of the Deposit by Seller shall be Purchaser’s sole remedy in the event of a breach of Seller’s obligation hereunder. The Parties acknowledge and agree, for the avoidance of doubt, that Seller shall not be obligated to return the Deposit to Purchaser for any reason (including the failure of any condition contained in Section 3.3 to be satisfied) other than as set forth in this Section 8.2.

8.3 Term. Notwithstanding anything to the contrary in this Agreement, Article 4 and Article 5 of this Agreement (including for the avoidance of doubt, any indemnification obligations set forth in Article 7 with respect to Article 4 and Article 5 of this Agreement) shall expire on the date that is twelve (12) months following the Effective Date (the “Term”). For the avoidance of doubt, nothing in this Section 8.3 shall affect either Party’s indemnification obligations for Retained Liabilities or Purchaser’s indemnification obligations for Assumed Liabilities, which shall remain in effect for the applicable limitations period under applicable law.

ARTICLE 9

MISCELLANEOUS

9.1 Entire Agreement. This Agreement and schedules attached hereto set forth the entire agreement among the Parties as it relates to the subject matter hereof, and such document replaces, supersedes and nullifies any and all prior agreements, drafts, statements, promises, proposals, representations, understandings and negotiations, written or not, relating to the same (but not, for the avoidance of doubt, any agreements between the Parties entered into simultaneously with or pursuant to this Agreement). Prior drafts of this Agreement shall not be admissible or construed as evidence regarding the intent of the Parties.

9.2 Amendment; Waiver. No modification, amendment, supplement to or waiver of any provision of this Agreement will be binding upon the Parties unless made in a writing signed by both Parties. A failure of a Party to exercise any right provided for herein shall not be deemed to be a waiver of any right hereunder.

9.3 No Further Actions. Except as specifically provided for in this Agreement, including but not limited to Sections 6.1 and 6.2, nothing herein shall require either Party, after the Closing Date, to deliver any further instruments or documents or take any further action with respect to this Agreement or the subject matter hereof.

9.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law) as to all matters.

9.5 Arbitration. Any dispute arising under, or related to, this Agreement that cannot be resolved by the Parties within thirty (30) Business Days following notice of such dispute from one Party to the other, unless such timeframe is extended by mutual consent of the Parties, shall be submitted by the Parties to binding arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules. The arbitration shall be heard and determined by a panel of three (3) arbitrators, each of whom shall be a disinterested attorney having experience and familiarity with asset sales. Each Party shall choose one (1) arbitrator, with the third arbitrator chosen by agreement of the two (2) arbitrators chosen by the Parties. In the event the two (2) arbitrators chosen by the Parties cannot agree on a third arbitrator, such third arbitrator shall be selected by the American Arbitration Association. The decision of a majority of the arbitrators shall be final and binding on the Parties. The arbitration proceeding shall occur in New York, New York. Each Party shall bear its own costs relating to such arbitration, and the Parties shall equally share the arbitrators’ fees and expenses. The arbitration and all related proceedings and discovery shall take place pursuant to a protective order entered by the arbitrators that adequately protects the confidential nature of the Parties’ respective confidential information. In no event shall any arbitration award provide a remedy beyond those permitted under this Agreement, and any award providing a remedy beyond those permitted under this Agreement shall not be confirmed, no presumption of validity shall attach, and such award shall be vacated. In the event either Party attempts to challenge the final or binding nature of the arbitration panel, the Parties each agree, without admitting that any such challenge is permissible or otherwise has merit, that the exclusive venue for any such challenge shall be in the U.S. federal district courts located in the State of New York as a court of first instance. The Parties each agree to the exclusive jurisdiction of such courts with respect to any such claim, and waive personal service of any and all process upon them, and consent that all services of process be made by registered mail, directed to them at their address as set forth in Section 9.10, and service so made shall be deemed to be completed when deemed received as provided in Section 9.10. The Parties each waive any objection based on forum non conveniens and waive any objection to venue of any action instituted hereunder. Nothing in this Section 9.5 shall affect the right of the Parties to serve legal process in any other manner permitted by law or to file to enforce any judgment against another Party or Person in any jurisdiction where such Party or Person has assets.

9.6 Assignment; Binding Nature. This Agreement may not be assigned by Purchaser without Seller’s prior written consent, which shall not be unreasonably withheld. This Agreement may be assigned by Seller without Purchaser’s prior written consent in connection with a Change in Control of Seller, to an Affiliate of Seller, or to a lender for purposes of collateral security. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

9.7 No Third Party Beneficiaries. Except with respect to Article 7, this Agreement is solely for the benefit of the Parties hereto and no provision of this Agreement shall be deemed to confer upon any third Person any rights, remedies, claims or causes of action.

9.8 Interpretation; Construction. The definitions in Article 1 shall apply equally to both the singular and plural forms of the terms defined. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “but not limited to.” The article and section headings contained in this Agreement are for convenience of reference only and shall not serve to limit, expand or interpret the articles and sections to which they apply, and shall not be deemed to be a part of this Agreement. Words such as “herein”, “hereof”, “hereto”, and “hereunder” refer to this Agreement. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises this Agreement shall be construed as if jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring a Party by virtue of the authorship of any provision of this Agreement.

9.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transaction herein is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order than the transaction herein is consummated as originally contemplated to the greatest extent possible.

9.10 Notices. All notices, requests, demands and other communications permitted or required to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed conclusively to have been given (i) when personally delivered, (ii) when sent by facsimile (with hard copy to follow) during a Business Day (or on the next Business Day if sent after the close of normal business hours or on any non-Business Day), (iii) when sent by electronic mail (with hard copy to follow) during a Business Day (or on the next Business Day if sent after the close of normal business hours or on any non-Business Day), (iv) one (1) Business Day after being sent by reputable overnight express courier (charges prepaid), or (v) three (3) Business Days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing, notices, requests, demands and communications to the Parties shall be sent to the addresses indicated below:

To Seller:	To Purchaser:

Phat Fashions, LLC	Baby Phat Holding Company LLC
600 Kellwood Parkway	1400 Broadway, Suite 1405
Chesterfield, MO 63017	New York, NY 10018
Attn: Keith A. Grypp	Attn: Anthony LoConte
Facsimile: (314) 576-3388	Facsimile: 212-386-7660
Email: keith.grypp@kellwood.com	Email: tonylo@alsusa.com

With a simultaneous copy, which shall not constitute notice, to:

Kirkland & Ellis LLP	Gordon, Herlands,
Randolph & Cox LLP
300 North LaSalle	355 Lexington Avenue
Chicago, IL 60654	New York, New York 10017
Attn: Douglas C. Gessner, P.C.	Attn: William H. Cox
and Jeremy S. Liss
Facsimile: (312) 862-2200	Facsimile: 212-983-0772
Email: douglas.gessner@kirkland.com,	Email: wcox@gordonherlands.com
jeremy.liss@kirkland.com
and

Anthony Siniscalchi, CPA
A. Uzzo & Company, C.P.A.’s, P.C.
287 Bowman Avenue
Purchase, NY 10577
Facsimile: (914) 694-9017
Email: asiniscalchi@auzzo.com

9.11 Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be considered one and the same document. This Agreement may also be executed by facsimile or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail. If a Party signs this Agreement and then transmits an electronic facsimile of the signature page to any other Party, that Party who receives the transmission may rely upon the electronic facsimile as a signed original of this Agreement.

9.12 Expenses. All costs of transferring the Purchased Assets in accordance with this Agreement, including recordation, transfer, and documentary taxes and fees, and any other taxes (other than taxes on Seller’s income), shall be paid by Purchaser. Except as otherwise provided in this Agreement, each of Seller and Purchaser shall bear its own expenses, including attorneys’ fees, incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transaction contemplated hereby.

9.13 No Brokers. Seller and Purchaser represent and warrant that no broker or finder other than Susman Partners a/k/a Threadstone Advisors (“Threadstone”) has been involved or engaged by it in connection with this Agreement, and each hereby agree to indemnify and save harmless the other from and against any and all, other than with respect to Threadstone, broker’s or finder’s fees, commissions or similar charges incurred or alleged to have been incurred by the indemnifying Party in connection with this Agreement and any and all loss, liability, cost or expense (including reasonable attorneys’ fees) arising out of any claim that the Indemnifying Party incurred any such fees, commissions or charges.

9.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (i) THIS AGREEMENT OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (ii) THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

*  *  *  *  *

IN WITNESS WHEREOF, the Parties hereto have caused this Purchase Agreement to be executed and delivered by their respective duly authorized representatives as of the Effective Date.

PHAT FASHIONS, LLC	BABY PHAT HOLDING COMPANY, LLC

By	By	/s/ Anthony LoConte
Name:	Name:	Anthony LoConte
Its:	Its:	Manager

Agreed and acknowledged solely with respect to the last sentence in Section 6.1:

KELLWOOD COMPANY

By
Name:
Its:

Signature Page to Purchase Agreement

IN WITNESS WHEREOF, the Parties hereto have caused this Purchase Agreement to be executed and delivered by their respective duly authorized representatives as of the Effective Date.

PHAT FASHIONS, LLC		BABY PHAT HOLDING COMPANY, LLC

By	/s/ Michael M. Saunders	By
Name:	Michael M. Saunders	Name:
Its:	SVP & COO	Its:

Agreed and acknowledged solely with respect to the last sentence in Section 6.1:

KELLWOOD COMPANY

By	/s/ Michael M. Saunders
Name:	Michael M. Saunders
Its:	SVP & COO

Signature Page to Purchase Agreement

Schedule A

TRANSFERRED CONTRACTS

[On file with the Company]

[On file with the Company]

Schedule B

INTELLECTUAL PROPERTY

Domestic Trademarks:

Trademark	Owner	Status in Trademark Office	Federal Registration Number	Registration Date	Class

	Phat Fashions LLC	Registered	3,735,330	1/5/2010	25

	Phat Fashions LLC	Registered	3,759,361	3/9/2010	21

	Phat Fashions LLC	Registered	3,624,700	5/19/2009	26

	Phat Fashions LLC	Registered	3,233,844	4/24/2007	9

	Phat Fashions LLC	Registered	3,240,184	5/8/2007	9

	Phat Fashions LLC	Registered	2,440,358	4/3/2001	25

	Phat Fashions LLC	Registered	2,538,563	2/12/2002	18

	Phat Fashions LLC	Registered	3,037,296	1/3/2006	25

BABY PHAT	Phat Fashions LLC	Registered	3,613,885	4/28/2009	26

BABY PHAT	Phat Fashions LLC	Registered	3,701,862	10/27/2009	24

BABY PHAT	Phat Fashions LLC	Registered	3,591,599	3/17/2009	16

BABY PHAT	Phat Fashions LLC	Registered	3,181,285	2/21/2006	6

BABY PHAT	Phat Fashions LLC	Registered	3,220,372	3/20/2007	9

BABY PHAT	Phat Fashions LLC	Registered	3,386,191	2/19/2008	35

BABY PHAT	Phat Fashions LLC	Registered	2,240,881	4/20/1999	25

BABY PHAT	Phat Fashions LLC	Registered	2,538,494	2/12/2002	18

BABY PHAT	Phat Fashions LLC	Registered	2,736,998	7/15/2003	14

BABY PHAT	Phat Fashions LLC	Registered	2,811,059	2/3/2004	9

BABY PHAT	Phat Fashions LLC	Registered	3,004,138	10/4/2005	25

BABY PHAT	Phat Fashions LLC	Registered	3,051,588	1/24/2006	14

BABY PHAT	Phat Fashions LLC	Registered	3,060,441	2/21/2006	9

	Phat Fashions LLC	Registered	3,000,181	9/27/2005	25

	Phat Fashions LLC	Registered	3,743,384	10/26/2009	24

	Phat Fashions LLC	Registered	3,723,824	12/8/2009	21

	Phat Fashions LLC	Registered	3,600,115	3/31/2009	3

	Phat Fashions LLC	Registered	2,303,780	12/28/1999	25

	Phat Fashions LLC	Registered	3,004,685	10/4/2005	14

	Phat Fashions LLC	Registered (South Carolina)	SCO12501	6/28/2001	25

Phat Fashions LLC	Registered	3,759,401	3/9/2010	3

Phat Fashions LLC	Registered	3,735,329	1/5/2010	24

Phat Fashions LLC	Registered	3,723,825	12/8/2009	21

Phat Fashions LLC	Registered	3,551,930	12/23/2008	20

Phat Fashions LLC	Registered	3,109,678	6/27/2006	9

Phat Fashions LLC	Registered	2,429,559	2/20/2001	25

Phat Fashions LLC	Registered	2,541,251	2/19/2002	18

Phat Fashions LLC	Registered	2,881,224	917/2004	9

Phat Fashions LLC	Registered	3,000,182	9/27/2005	25

	Phat Fashions LLC	Registered	3,006,170	10/11/2005	14

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	3,149,054	9/26/2006	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,557,269	4/2/2002	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,867,090	7/27/2004	18

BABY PHAT GODDESS	Phat Fashions LLC	Registered	3,512,917	10/7/2008	3

	Phat Fashions LLC	Registered	3,512,918	10/7/2008	3

BABY PHAT GOLDEN GODDESS	Phat Fashions LLC	Registered	3,366,942	1/8/2008	3

	Phat Fashions LLC	Registered	3,374,112	1/22/2008	3

BABY PHAT SEDUCTIVE GODDESS	Phat Fashions LLC	Registered	3,860,529	10/12/2010	3

PHAT	Phat Fashions LLC	Registered	2,372,748	8/1/2000	25

Domestic Copyrights:

Title	Owner	Status in Copyright Office	Federal Registration Number	Registration Date

“Baby Phat” and Cat Design	Phat Fashions, LLC	Registered	VA-852-101	11/25/1998

Baby Phat Crown Badge	Phat Fashions, LLC	Registered	VA-0001622877	10/29/2007

Baby Phat Crown Burst	Phat Fashions, LLC	Registered	VA-0001622872	10/29/2007

Foreign Trademarks:

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Argentina	Pending	[s/n 3,045,665]	[filed 11/11/2010]	25	In January of 2012, application was opposed by Empresas CMPC S.A. on the basis that it is confusingly similar to its own applications or registrations for the marks BABY SEC, BABYSEC BASIO, BABYSEC, and BABY SEC LO HIZO. Instructed counsel to initiate negotiations with opponent and argue that several applications for marks containing the word “BABY” have registered in the Argentinian Trademark Office.
BABY PHAT	Phat Fashions LLC	Australia	Registered	774453	9/30/1998	25	N/A
	Phat Fashions LLC	Australia	Registered	1,066,407	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44076	4/10/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44077	4/10/2005	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Benelux	Renewed	552164	4/27/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Bolivia	Registered	87321-C	7/16/2002	25	N/A
BABY PHAT	Phat Fashions LLC	Brazil	Pending (Suspended)	[s/n 821.880.675]	[filed 8/2/1999]	25	This application is being kept in abeyance until final decisions rendered with respect to Application Nos. 821.346.300 for PHAT FARM and 821.346.326 for THE PHAT FARM NYC FINE QUALITY AUTHENTIC FLY GOODS. These applications are being kept in abeyance until a final decision is rendered with respect to Application No. 820.033.146 for FARM RIO in Class 25. Counsel filed a petition to disassociate the BABY PHAT application from the PHAT FARM applications, but as of March 2011, no response had been received from the Trademark Office.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.829]	[filed 11/27/2009]	25	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.810]	[filed 11/27/2009]	14	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
BABY PHAT	Phat Fashions LLC	Bulgaria	Registered	64975	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	64976	5/12/2008	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Bulgaria	Registered	64977	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	62247	12/3/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	760154	2/24/2010	3	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	557141	1/30/2002	25	N/A
	Phat Fashions LLC	Canada	Registered	760461	2/26/2010	3	N/A
	Phat Fashions LLC	Canada	Registered	761902	3/17/2010	9, 18, 25	N/A
	Phat Fashions LLC	Canada	Registered	762606	3/24/2010	9, 18, 25	N/A
BABY PHAT GODDESS	Phat Fashions LLC	Canada	Registered	722944	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	772952	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	761903	3/17/2010	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	Chile	Registered	879694	1/18/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,866	3/28/2009	3	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,867	2/14/2009	14	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	1,358,532	1/28/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,521	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,522	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,596	12/14/2008	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,595	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,708	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,582]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,597	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,709]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,581]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,593]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,590	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,594	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,592	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,591	12/14/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Colombia	Registered	235387	4/27/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71302	4/14/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71301	4/14/2005	18	N/A
PHAT	Phat Fashions LLC	Denmark	Renewed	4608/94	7/8/1994	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107843	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107837	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Ecuador	Registered	3430-00	6/26/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201585	9/8/2009	18	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201586	5/23/2007	25	N/A
BABY PHAT	Phat Fashions LLC	El Salvador	Registered	144 Book 136	8/10/2001	25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	000881524	10/13/1999	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	004923553	3/29/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643342	9/20/2005	9, 18, 25	N/A
	Phat Fashions LLC	European Community	Registered	004923777	3/30/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643375	8/2/2007	9, 18, 25	N/A
PHAT	Phat Fashions LLC	France	Registered	93/481938	8/31/1993	9, 25, 42	N/A
BABY PHAT	Phat Fashions LLC	Guatemala	Registered	104571	5/23/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Honduras	Registered	99956	2/21/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	300498736	9/21/2005	3, 14	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	301048590	2/11/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	200215781	8/26/1998	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048608	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498727	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	3004497944	9/20/2005	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048617	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498718	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048626	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300497935	9/20/2005	25	N/A
PHAT	Phat Fashions LLC	Hong Kong	Renewed	3613/95	4/26/1993	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	India	Registered	1,275,909	1/17/2006	25	N/A
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 75]	[filed 1/9/2009]	25	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 76]	[filed 1/9/2009]	18	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 882532	2/22/2006	3	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Italy	Registered	1432026	3/10/2011	25	N/A
PHAT	Phat Fashions LLC	Italy	Renewed	00695475	5/3/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4692771	7/18/2003	14, 18	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4293397	7/9/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	5101609	12/28/2007	3	N/A
	Phat Fashions LLC	Japan	Registered	5170939	10/3/2008	18	N/A
	Phat Fashions LLC	Japan	Registered	4896783	9/22/2005	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Japan	Registered	4896782	9/22/2005	3, 9	N/A
PHAT	Phat Fashions LLC	Japan	Renewed	3370202	9/11/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91564	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91563	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	0458243	11/9/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	40-0678282	9/14/2006	3, 14	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664997	6/5/2006	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664996	6/5/2006	3, 9, 14, 18, 25	N/A
PHAT	Phat Fashions LLC	Korea, Republic of	Renewed	315203	6/10/1995	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	59255	5/28/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	58934	5/28/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Lebanon	Registered	110636	4/17/2007	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Macao	Registered	19197	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19203	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19202	2/9/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	910763	11/28/2005	9	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Mexico	Registered	878711	4/27/2005	3	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Renewed	589794	8/20/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	1196685	1/14/2011	18	N/A
	Phat Fashions LLC	Mexico	Registered	912979	12/8/2005	9	N/A
	Phat Fashions LLC	Mexico	Registered	878135	4/26/2005	3	N/A
	Phat Fashions LLC	Mexico	Registered	1083925	2/12/2009	9	N/A
	Phat Fashions LLC	Mexico	Registered	1131983	11/26/2009	18	N/A
	Phat Fashions LLC	Mexico	Pending	[s/n 911173]	[filed 2/2/2008]	25	This application was rejected due to the trademark registration (No. 977592) for LADY PARIS and Cat Design (see below for further detail on the Cancellation Action that Phat Fashions filed against this registration).
	Phat Fashions LLC	Mexico	Registered	912980	12/8/2005	9	N/A
BABY PHAT	Phat Fashions LLC	New Zealand	Renewed	297097	8/24/1998	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	New Zealand	Registered	732424	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Nicaragua	Registered	46047 C.C.	1/5/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Norway	Registered	202429	4/17/2000	25	N/A
	Phat Fashions LLC	Norway	Registered	237042	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237043	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237045	1/2/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43811	1/30/2008	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43810	11/11/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Panama	Registered	102243	8/13/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Paraguay	Registered	222339	2/7/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Peru	Registered	058267	10/15/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Peru	Registered	176049	5/23/2011	25	N/A
	Phat Fashions LLC	Peru	Registered	175423	3/31/2011	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44406	4/25/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44407	4/25/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Romania	Registered	074184	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074185	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074176	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074186	1/11/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Russian Federation	Registered	276912	10/21/2004	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	321362	2/19/2007	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	269478	5/31/2004	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Russian Federation	Registered	322147	3/12/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	996/75	6/19/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	955/10	11/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01908]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01910]	[filed 2/11/2004]	25

This application has been rejected by the Registrar due to the following registrations:

•        2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•        2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•        1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•        2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•        2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•        2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01909]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01907]	[filed 2/11/2004]	9	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
	Phat Fashions LLC	South Africa	Registered	2004/01942	8/13/2008	9	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01944	8/13/2008	18	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01941	8/13/2008	3	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01945	8/13/2008	25	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01943	8/13/2008	14	N/A
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01899]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01898]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01897]	[filed 2/11/2004]	9

This application has been rejected by the Registrar due to the following registrations:

•        2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•        2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•        1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•        2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•        2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•        2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01900]	[filed 2/11/2004]	25	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	Sweden	Registered	337019	5/5/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Switzerland	Registered	470.895	10/19/1999	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.074	2/23/2006	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.075	2/23/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Switzerland	Registered	543.076	2/23/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1213413	6/16/2006	3	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1211505	6/1/2006	14	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1252965	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213415	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211507	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1346472	1/16/2009	18	N/A
	Phat Fashions LLC	Taiwan	Registered	1252970	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213414	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211506	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1252969	3/1/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Taiwan	Renewed	626361	1/1/1994	25	N/A
	Phat Fashions LLC	Thailand	Registered	215635	3/23/2005	18	N/A
	Phat Fashions LLC	Thailand	Registered	240010	2/24/2004	25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2005/08321	3/11/2005	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2002/14586	6/13/2002	3, 14, 18, 25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01384	1/18/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01500	1/19/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01498	1/19/2006	25	N/A
PHAT	Phat Fashions LLC	Turkey	Registered	2002/14585	6/13/2002	3, 14, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58642	3/14/2006	18	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58641	3/14/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	United Arab Emirates	Registered	85293	11/26/2007	25	N/A
	Phat Fashions LLC	United Kingdom (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
PHAT	Phat Fashions LLC	United Kingdom	Renewed	1545530	8/19/1993	25	N/A
BABY PHAT	Phat Fashions LLC	Uruguay	Registered	314.451	2/16/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Venezuela	Registered	P-219.712	4/7/2000	25	N/A

Other Pending Disputes

•	An application for the mark was filed in Class 9 in China by Applicant, Liu Yiqi (an individual) and given the App. No. 3847273. Phat Fashions filed an opposition against this application which received an Adverse Decision from the Chinese Trademark Office in July of 2012. Phat Fashions subsequently filed an administrative lawsuit against the Adverse Decision, and such case was accepted by the Beijing No. Intermediate People’s Court in September of 2012 and will soon be heard.

•	The Mexican Registration in Class 25 for the mark is owned by Joel Renteria Martinez (an individual) (Reg. No. 977592). Phat Fashions filed a Cancellation Proceeding against this registration in April 2009. The Cancellation Action was originally rejected because Phat Fashions’ evidence of use was based on the use of its then-licensee, BP Clothing. This rejection was overcome in October of 2011, but in August of 2012, the Mexican Trademark Office rendered a resolution rejecting the Cancellation Action once again on the basis that Martinez’s mark was in use in Mexico. This decision was challenged by Phat Fashions in August of 2012 through the filing of an annulment action with a Federal Administrative Court based on Phat Fashions’ prior use of its mark in Mexico. If a favorable resolution in the annulment action is obtained, the same will be studied by the Mexican Trademark Office.

•

Kellwood Company received a cease and desist letter from Aeropostale, Inc. dated August 22, 2012, and alleging that BABY PHAT shirts marketed as “Girls Glitter Heart Tees” were “virtually exact copies of an earlier Aeropostale designed T-shirt.” The letter simply asked for Kellwood’s assurance that it would not resume selling this item or offer other merchandise copied from Aeropostale designs. As this design was created, manufactured, and distributed by Phat Fashions’ licensee, Parigi Group, Kellwood and Phat have sent the letter to Parigi for handling.

•

Venezuelan Opposition Proceeding Against Kathy Cat Design in cls. 3, 14, 18 and 25 filed by Katherine Rey Sotomayor, Appl. Ser. Nos. 06004607-06004610. Phat Fashions opposed this application in 2006. A decision is expected to be rendered in 2-3 years.

•

Venezuelan Application for BABY CAT and Cat Design in cl. 25 filed by Habibi Moda C.A., Appl. Ser. No. 2103/2009. Phat Fashions opposed this application in 2009. A decision is expected to be rendered in 5-6 years.

•

Indian Trademark Application for JUST PHAT in cl. 25 filed by Pooja Thakkar, Appl. Serial No. 1592557. Phat Fashions opposed this application in December 2009. A decision is expected to be rendered in 2012.

•

Indonesian Trademark Application for BABY PHAT with Cat Design in cl. 18 filed by Rosni Kosman (App. No. D002007014087). Phat Fashions opposed this trademark application in January 2009 and is awaiting the decision.

•	Indonesian Trademark Opposition against BABY PHAT with Cat Design in cl. 25 filed by Uswah Rudi. Phat Fashions opposed this application in November 2009 and is awaiting a decision.

•

Brazilian Trademark Applications for DSCOLADA with Cat Design in cl. 14, Appl. Serial No. 901780782 and DSCOLADA with Cat Design in cl. 25, Appl. Serial No. 901780693, both filed by Dscolada Ltda Me. Phat Fashions opposed both applications and awaits the decisions.

Schedule C

DOMAIN NAMES

Domain Names:

Domain Name	Brand	Redirect Site

2PHATFASHIONS.COM	Baby Phat	www.babyphat.com

allcityathletiques.com	Baby Phat	www.babyphat.com

allcityathletiques.info	Baby Phat	www.babyphat.com

allcityathletiques.net	Baby Phat	www.babyphat.com

allcityathletiques.org	Baby Phat	www.babyphat.com

allcityonline.com	Baby Phat	www.babyphat.com

allcityonline. info	Baby Phat	www.babyphat.com

Babe-phat.com	Baby Phat	www.babyphat.com

Babiephat.com	Baby Phat	www.babyphat.com

baby-fat.biz	Baby Phat	www.babyphat.com

babyfat.cc	Baby Phat	www.babyphat.com

baby-fat.cc	Baby Phat	www.babyphat.com

baby-fat.tv	Baby Phat	www.babyphat.com

baby-fat.tv	Baby Phat	www.babyphat.com

baby-fat-ws	Baby Phat	www.babyphat.com

babyphat.asia	Baby Phat	www.babyphat.com

babyphat.biz	Baby Phat	www.babyphat.com

baby-phat.biz	Baby Phat	www.babyphat.com

baby-phat.co.uk	Baby Phat	www.babyphat.com

BabyPhat.com	Baby Phat	www.babyphat.com

babyphat.com.hk	Baby Phat	www.babyphat.com

babyphat.com.tw	Baby Phat	www.babyphat.com

babyphat.de	Baby Phat	www.babyphat.com

babyphat.hk	Baby Phat	www.babyphat.com

babyphat.info	Baby Phat	www.babyphat.com

baby-phat.info	Baby Phat	www.babyphat.com

babyphat.net	Baby Phat	www.babyphat.com

babyphat.org	Baby Phat	www.babyphat.com

babyphat.tw	Baby Phat	www.babyphat.com

babyphat.us	Baby Phat	www.babyphat.com

baby-phat.us	Baby Phat	www.babyphat.com

BabyPhat.XXX	Baby Phat	Blocked

babyphat69.com	Baby Phat	www.babyphat.com

babyphat69.info	Baby Phat	www.babyphat.com

babyphatapparel.com	Baby Phat	www.babyphat.com

babyphatbiz.com	Baby Phat	www.babyphat.com

babyphatboots.com	Baby Phat	www.babyphat.com

babyphatcatalog.com	Baby Phat	www.babyphat.com

babyphatclothing.com	Baby Phat	www.babyphat.com

babyphatclothing.info	Baby Phat	www.babyphat.com

babyphatclothing.net	Baby Phat	www.babyphat.com

babyphatclothing.org	Baby Phat	www.babyphat.com

babyphatclothingonline.com	Baby Phat	www.babyphat.com

babyphatclothingonline.info	Baby Phat	www.babyphat.com

babyphatclothingonline.net	Baby Phat	www.babyphat.com

babyphatclothingonline.org	Baby Phat	www.babyphat.com

babyphateyewear.com	Baby Phat	www.babyphat.com

babyphatfarm.com	Baby Phat	www.babyphat.com

babyphatgirlz.com	Baby Phat	www.babyphat.com

babyphatgirlz.info	Baby Phat	www.babyphat.com

babyphathandbags.com	Baby Phat	www.babyphat.com

BABYPHATONLINE.COM	Baby Phat	www.babyphat.com

BABYPHATONLINE.NET	Baby Phat	www.babyphat.com

babyphatshoes.com	Baby Phat	www.babyphat.com

babyphatshop.com	Baby Phat	www.babyphat.com

babyphatskinz.com	Baby Phat	www.babyphat.com

baby-phat-skinz.com	Baby Phat	www.babyphat.com

babyphatskinz.info	Baby Phat	www.babyphat.com

baby-phat-skinz.info	Baby Phat	www.babyphat.com

bbyp.ht	Baby Phat	Blank Site

phat-fashion.biz	Baby Phat	www.babyphat.com

phat-fashion.cc	Baby Phat	www.babyphat.com

phatfashion.com	Baby Phat	www.babyphat.com

phat-fashion.com	Baby Phat	www.babyphat.com

phat-fashion.info	Baby Phat	www.babyphat.com

phatfashion.net	Baby Phat	www.babyphat.com

phat-fashion.net	Baby Phat	www.babyphat.com

phatfashion.org	Baby Phat	www.babyphat.com

phat-fashion.org	Baby Phat	www.babyphat.com

phat-fashion.ws	Baby Phat	www.babyphat.com

phatfashions.com	Baby Phat	www.babyphat.com

phatfashions.net	Baby Phat	www.babyphat.com

phatfashions.org	Baby Phat	www.babyphat.com

phatphashions.cc	Baby Phat	www.babyphat.com

phatphashions.tv	Baby Phat	www.babyphat.com

phatthreads.tv	Baby Phat	www.babyphat.com

phat-threads.tv	Baby Phat	www.babyphat.com

phatthreads.us	Baby Phat	www.babyphat.com

phat-threads.us	Baby Phat	www.babyphat.com

shopbabyphat.com	Baby Phat	www.babyphat.com

TheHouseOfPhat.com	Baby Phat	www.babyphat.com

Schedule D

DISCLOSURES

None.

Schedule 3.3

CONSENTS

•	Consent to file Form UCC-3 Release of any Security Interests effective after the funding of the Purchase Price in each case granted under the following agreements or related documents:

Credit Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, the financial institutions party thereto and Wells Fargo Bank, N.A., as agent for the Lenders (as defined therein), as amended, restated, supplemented, refunded, refinanced or otherwise modified from time to time.

Term Loan Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, Cerberus Business Finance, LLC as agent and the lenders from time to time party thereto.

Second Amended and Restated Term A Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

Fourth Amended and Restated Term Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

12 7/8% second-priority senior secured PIK notes due 2014 issued pursuant to that indenture, dated as of July 23, 2009, by and among Kellwood Company, as issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

•	Consent to Release of Security Interest in Trademarks effective after the funding of the Purchase Price in each case granted by the following agreements:

Trademark Security Agreement dated October 19, 2011 in favor of Sun Kellwood Finance, LLC and recorded in the USPTO at Reel/Frame 4654/0053 on November 3, 2011.

Trademark Security Agreement dated October 19, 2011 in favor of Cerberus Business Finance, LLC and recorded in the USPTO at Reel/Frame 4645/0127 on October, 2011.

Trademark Security Agreement dated July 23, 2009 in favor of Wells Fargo Bank, National Association and recorded in the USPTO at Reel/Frame 4033/0608 on July 27, 2009.

Trademark Security Agreement dated October 19, 2011 in favor of Wells Fargo Bank, National Association and recorded in the USPTO at Reel/Frame 4644/0496 on October 19, 2011.

Schedule 4.8

ABSENCE OF CONFLICTS

•	Assignment of Distributorship Agreement by and between Phat Fashions, LLC and T2M Fashion dated November 1, 2011.

•	Assignment of Distribution Agreement by and between Kellwood Company and Ossia International Limited dated January 1, 2012.

•

Credit Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, the financial institutions party thereto and Wells Fargo Bank, N.A., as agent for the Lenders (as defined therein), as amended, restated, supplemented, refunded, refinanced or otherwise modified from time to time.

•

Term Loan Agreement dated as of October 19, 2011, among Kellwood Company and its domestic subsidiaries from time to time party thereto, Cerberus Business Finance, LLC as agent and the lenders from time to time party thereto.

•

Second Amended and Restated Term A Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

•

Fourth Amended and Restated Term Loan Agreement, dated as of April 20, 2012, by and among Kellwood Company and its domestic subsidiaries from time to time party thereto, SCSF Kellwood Finance LLC, Sun Kellwood Finance, LLC and Sun Kellwood Finance, LLC as collateral agent.

•

12 7/8% second-priority senior secured P1K notes due 2014 issued pursuant to that indenture, dated as of July 23, 2009, by and among Kellwood Company, as issuer, the guarantors party thereto and Wells Fargo Bank, National Association, as trustee and collateral agent.

Schedule 4.9

FINANCIAL INFORMATION

See the attached financial information.

The first attachment represents revenue by year by month. Revenue is broken down between royalty, advertising, and reserve as it is in the general ledger.

The second attachment is detail by licensee for 2012 actual revenue by month through EOM November.

The third attachment is Detail by licensee for 2011 actual revenue for the fiscal year. (Identification of Baby Phat only revenue was done as Phat Farm was sold. The information used to be reported together)

Note that the information reflects recognized, or accrued, revenue. When actuals are received, the P&L is trued up and is reflected within the attached information. For 2012, most balances are outstanding in July through November (which is calendar Q3 and one month of calendar Q4).

Baby Phat

Licensing Revenue*

												Fiscal	Calendar			Fiscal	Calendar
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	YTD	YTD	Dec	Jan	Full Year	Full Year
2010 Royalty	721	1,697	1,192	1,325	1,164	1,152	1,216	1,148	1,075	1,182	1,072	12,222	12,943	1,064	1,174	14,460	14,007
Advertising	395	546	383	407	369	375	402	375	347	371	323	3,896	4,291	325	327	4,548	4,616
Reserve	(970)	(653)	(151)	(369)	(91)	(466)	(628)	(70)	(146)	342	(41)	(2,271)	(3,241)	(76)	(2,245)	(4,592)	(3,317)

Total	146	1,590	1,423	1,363	1,442	1,061	990	1,453	1,276	1,895	1,355	13,847	13,993	1,313	(744)	14,416	15,306

2011 Royalty	1,174	639	765	715	621	635	560	410	431	399	405	5,580	6,754	412	456	6,448	7,165
Advertising	327	121	133	166	128	126	131	88	121	113	104	1,232	1,559	106	134	1,472	1,665
Reserve	(2,245)	22	(14)	100	(3)	5	42	169	(10)	(10)	(9)	292	(1,953)	(9)	(51)	232	(1,962)

Total	(744)	783	885	980	747	766	734	667	542	502	499	7,104	6,360	508	540	8,152	6,868

2012 Royalty	456	331	325	308	243	256	263	296	332	331	191	2,875	3,332
Advertising	134	86	84	82	78	66	74	64	66	73	35	709	843
Reserve	(51)	(7)	—	—	39	(64)	—	45	(82)	(46)	41	(74)	(125)

Total	540	410	409	391	360	257	337	406	316	358	266	3,509	4,049

*	Based on recognized revenue on general ledger.

Baby Phat

2012

	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Total
Royalty
Check Group (Old Licensee)	—	—	—	50.0	—	—	—	—	—	—	50.0
eFashions (Ecomm Platform)	—	—	—	(10.6)	—	—	—	—	—	—	(10.6)
Ossia (Singapore Distributor)	—	—	—	—	—	—	—	—	—	—	—
Hypnotic Hats (Cold Weather / Hosiery)	10.0	10.0	10.0	10.0	10.0	10.0	10.0	(20.0)	10.0	10.0	70.0
Mitzi / Betesh (Handbags)	32.3	32.6	32.6	32.6	24.8	25.1	22.2	30.0	30.0	30.0	292.2
Vida (Dress Shoes)	20.4	20.4	20.4	20.4	27.9	40.8	40.8	40.8	40.8	40.8	313.8
Parigi (Kids)	62.8	62.8	62.8	9.0	41.0	42.7	94.4	104.1	104.1	(42.5)	541.3
Silver Goose (Infants)	8.1	—	—	—	—	—	—	—	(27.2)	—	(19.1)
Anthony L&S (Athletic Shoes)	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0	100.0	1,000.0
Modo (Eyewear)	22.3	22.3	22.3	22.3	22.3	12.7	12.3	12.3	13.3	13.3	175.7
Noho (Outerwear)	—	—	—	—	(54.2)	—	—	—	—	—	(54.2)
Strategic Distribution (Medical Scrubs)	33.3	33.3	16.7	16.7	16.7	16.7	16.7	16.7	16.7	16.7	200.0
Q4 Designs (Swimwear)	32.3	32.3	32.3	19.9	1.0	1.0	(13.5)	3.9	3.9	12.8	126.0
Stylos (Mexico Distributor)	3.3	10.4	10.4	10.4	10.4	12.5	57.2	12.5	12.5	12.5	152.2
Intimate Company (Intimates)											—
Urban Luxury (South Africa Distributor)	0.9	0.9	0.9	1.2	(10.3)	1.2	1.4	1.4	(9.0)	—	(11.5)

Total	325.8	325.1	308.5	282.0	189.7	262.7	341.5	301.7	295.1	193.6	2,825.7

Advertising
Ossia (Singapore Distributor)	—	—	—	—	—	4.9	0.7	(5.6)	—	—	0.0
Hypnotic Hats (Cold Weather / Hosiery)	3.8	3.8	3.8	3.8	3.8	3.8	3.8	(7.5)	3.8	3.8	26.3
Mitzi / Betesh (Handbags)	12.2	12.2	12.2	12.2	9.3	9.4	8.4	11.3	11.3	11.3	109.6
Parigi (Kids)	—	—	—	—	—	—	—	(40.6)	—	—	(40.6)
Vida (Dress Shoes)	5.8	5.8	5.8	5.8	5.8	11.7	11.7	11.7	11.7	11.7	87.2
Silver Goose (Infants)	—	—	—	—	—	—	—	—	(10.2)	—	(10.2)
Anthony L&S (Athletic Shoes)	37.5	37.5	37.5	37.5	37.5	37.5	37.5	37.5	37.5	37.5	375.0
Modo (Eyewear)	8.8	8.8	8.8	8.8	8.8	4.7	5.0	5.0	5.0	5.0	68.4
Strategic Distribution (Medical Scrubs)	4.2	4.2	2.1	2.1	2.1	2.1	2.1	2.1	2.1	2.1	25.0
Intimate Company (Intimates)											—
Q4 Designs (Swimwear)	12.1	12.1	12.1	7.5	0.5	0.5	(5.0)	0.5	1.4	1.4	43.0

Total	84.3	84.3	82.2	77.5	67.7	74.4	64.1	14.3	62.4	72.6	683.7

Grand Total	410.1	409.4	390.6	359.5	257.4	337.2	405.6	316.0	357.5	266.2	3,509.4

Baby Phat

2011

2011
Total	Actual
Aquarius	—
Age Group (Intimates)	193
BP Clothing	1,023
Check Group	—
eFashions	21
Vichen	—
Hypnotic Hats	202
Mitzi / Betesh	539
Vida	398
Parigi	2,941
Planet Sox	—
Silver Goose (Infants)	169
Silver Goose (Luggage)	93
Anthony L&S	1,136
Modo	364
Noho	194
Strategic Distribution	450
Stretch Mens	—
Stretch / Q4 Designs Swim	318
JMS	—
Stylos	98
Urban Luxury	14

Total	8,152

Royalty	2011
Aquarius
Age Group (Intimates)	140
BP Clothing	1,023
Check Group
eFashions	21
Vichen
Hypnotic Hats	147
Mitzi / Betesh	392
Vida	309
Parigi	2,409
Planet Sox
Silver Goose (Infants)	123
Silver Goose (Luggage)	68
Anthony L&S	826
Modo	265
Noho	156
Strategic Distribution	400
Stretch Mens
Stretch / Q4 Designs Swim	230
JMS
Stylos	98
Urban Luxury	14

Total	6,620

Advertising	2011
Aquarius
Age Group (Intimates)	53
BP Clothing
Check Group
eFashions
Vichen
Hypnotic Hats	55
Mitzi / Betesh	147
Vida	89
Parigi	532
Planet Sox
Silver Goose (Infants)	46
Silver Goose (Luggage)	25
Anthony L&S	310
Modo	99
Noho	38
Strategic Distribution	50
Stretch Mens
Stretch / Q4 Designs Swim	88
JMS
Stylos
Urban Luxury

Total	1,532

EXHIBIT D

PF TRANSFERRED ASSETS

See attached.

Schedule A

TRANSFERRED CONTRACTS

[On file with the Company]

[On file with the Company]

Schedule B

INTELLECTUAL PROPERTY

Domestic Trademarks:

Trademark	Owner	Status in Trademark Office	Federal Registration Number	Registration Date	Class

	Phat Fashions LLC	Registered	3,735,330	1/5/2010	25

	Phat Fashions LLC	Registered	3,759,361	3/9/2010	21

	Phat Fashions LLC	Registered	3,624,700	5/19/2009	26

	Phat Fashions LLC	Registered	3,233,844	4/24/2007	9

	Phat Fashions LLC	Registered	3,240,184	5/8/2007	9

	Phat Fashions LLC	Registered	2,440,358	4/3/2001	25

	Phat Fashions LLC	Registered	2,538,563	2/12/2002	18

	Phat Fashions LLC	Registered	3,037,296	1/3/2006	25

BABY PHAT	Phat Fashions LLC	Registered	3,613,885	4/28/2009	26

BABY PHAT	Phat Fashions LLC	Registered	3,701,862	10/27/2009	24

BABY PHAT	Phat Fashions LLC	Registered	3,591,599	3/17/2009	16

BABY PHAT	Phat Fashions LLC	Registered	3,181,285	2/21/2006	6

BABY PHAT	Phat Fashions LLC	Registered	3,220,372	3/20/2007	9

BABY PHAT	Phat Fashions LLC	Registered	3,386,191	2/19/2008	35

BABY PHAT	Phat Fashions LLC	Registered	2,240,881	4/20/1999	25

BABY PHAT	Phat Fashions LLC	Registered	2,538,494	2/12/2002	18

BABY PHAT	Phat Fashions LLC	Registered	2,736,998	7/15/2003	14

BABY PHAT	Phat Fashions LLC	Registered	2,811,059	2/3/2004	9

BABY PHAT	Phat Fashions LLC	Registered	3,004,138	10/4/2005	25

BABY PHAT	Phat Fashions LLC	Registered	3,051,588	1/24/2006	14

BABY PHAT	Phat Fashions LLC	Registered	3,060,441	2/21/2006	9

	Phat Fashions LLC	Registered	3,000,181	9/27/2005	25

	Phat Fashions LLC	Registered	3,743,384	10/26/2009	24

	Phat Fashions LLC	Registered	3,723,824	12/8/2009	21

	Phat Fashions LLC	Registered	3,600,115	3/31/2009	3

	Phat Fashions LLC	Registered	2,303,780	12/28/1999	25

	Phat Fashions LLC	Registered	3,004,685	10/4/2005	14

	Phat Fashions LLC	Registered (South Carolina)	SCO12501	6/28/2001	25

Phat Fashions LLC	Registered	3,759,401	3/9/2010	3

Phat Fashions LLC	Registered	3,735,329	1/5/2010	24

Phat Fashions LLC	Registered	3,723,825	12/8/2009	21

Phat Fashions LLC	Registered	3,551,930	12/23/2008	20

Phat Fashions LLC	Registered	3,109,678	6/27/2006	9

Phat Fashions LLC	Registered	2,429,559	2/20/2001	25

Phat Fashions LLC	Registered	2,541,251	2/19/2002	18

Phat Fashions LLC	Registered	2,881,224	917/2004	9

Phat Fashions LLC	Registered	3,000,182	9/27/2005	25

	Phat Fashions LLC	Registered	3,006,170	10/11/2005	14

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	3,149,054	9/26/2006	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,557,269	4/2/2002	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,867,090	7/27/2004	18

BABY PHAT GODDESS	Phat Fashions LLC	Registered	3,512,917	10/7/2008	3

	Phat Fashions LLC	Registered	3,512,918	10/7/2008	3

BABY PHAT GOLDEN GODDESS	Phat Fashions LLC	Registered	3,366,942	1/8/2008	3

	Phat Fashions LLC	Registered	3,374,112	1/22/2008	3

BABY PHAT SEDUCTIVE GODDESS	Phat Fashions LLC	Registered	3,860,529	10/12/2010	3

PHAT	Phat Fashions LLC	Registered	2,372,748	8/1/2000	25

Domestic Copyrights:

Title	Owner	Status in Copyright Office	Federal Registration Number	Registration Date

“Baby Phat” and Cat Design	Phat Fashions, LLC	Registered	VA-852-101	11/25/1998

Baby Phat Crown Badge	Phat Fashions, LLC	Registered	VA-0001622877	10/29/2007

Baby Phat Crown Burst	Phat Fashions, LLC	Registered	VA-0001622872	10/29/2007

Foreign Trademarks:

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Argentina	Pending	[s/n 3,045,665]	[filed 11/11/2010]	25	In January of 2012, application was opposed by Empresas CMPC S.A. on the basis that it is confusingly similar to its own applications or registrations for the marks BABY SEC, BABYSEC BASIO, BABYSEC, and BABY SEC LO HIZO. Instructed counsel to initiate negotiations with opponent and argue that several applications for marks containing the word “BABY” have registered in the Argentinian Trademark Office.
BABY PHAT	Phat Fashions LLC	Australia	Registered	774453	9/30/1998	25	N/A
	Phat Fashions LLC	Australia	Registered	1,066,407	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44076	4/10/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44077	4/10/2005	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Benelux	Renewed	552164	4/27/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Bolivia	Registered	87321-C	7/16/2002	25	N/A
BABY PHAT	Phat Fashions LLC	Brazil	Pending (Suspended)	[s/n 821.880.675]	[filed 8/2/1999]	25	This application is being kept in abeyance until final decisions rendered with respect to Application Nos. 821.346.300 for PHAT FARM and 821.346.326 for THE PHAT FARM NYC FINE QUALITY AUTHENTIC FLY GOODS. These applications are being kept in abeyance until a final decision is rendered with respect to Application No. 820.033.146 for FARM RIO in Class 25. Counsel filed a petition to disassociate the BABY PHAT application from the PHAT FARM applications, but as of March 2011, no response had been received from the Trademark Office.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.829]	[filed 11/27/2009]	25	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.810]	[filed 11/27/2009]	14	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
BABY PHAT	Phat Fashions LLC	Bulgaria	Registered	64975	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	64976	5/12/2008	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Bulgaria	Registered	64977	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	62247	12/3/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	760154	2/24/2010	3	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	557141	1/30/2002	25	N/A
	Phat Fashions LLC	Canada	Registered	760461	2/26/2010	3	N/A
	Phat Fashions LLC	Canada	Registered	761902	3/17/2010	9, 18, 25	N/A
	Phat Fashions LLC	Canada	Registered	762606	3/24/2010	9, 18, 25	N/A
BABY PHAT GODDESS	Phat Fashions LLC	Canada	Registered	722944	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	772952	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	761903	3/17/2010	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	Chile	Registered	879694	1/18/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,866	3/28/2009	3	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,867	2/14/2009	14	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	1,358,532	1/28/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,521	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,522	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,596	12/14/2008	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,595	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,708	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,582]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,597	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,709]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,581]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,593]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,590	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,594	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,592	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,591	12/14/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Colombia	Registered	235387	4/27/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71302	4/14/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71301	4/14/2005	18	N/A
PHAT	Phat Fashions LLC	Denmark	Renewed	4608/94	7/8/1994	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107843	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107837	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Ecuador	Registered	3430-00	6/26/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201585	9/8/2009	18	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201586	5/23/2007	25	N/A
BABY PHAT	Phat Fashions LLC	El Salvador	Registered	144 Book 136	8/10/2001	25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	000881524	10/13/1999	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	004923553	3/29/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643342	9/20/2005	9, 18, 25	N/A
	Phat Fashions LLC	European Community	Registered	004923777	3/30/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643375	8/2/2007	9, 18, 25	N/A
PHAT	Phat Fashions LLC	France	Registered	93/481938	8/31/1993	9, 25, 42	N/A
BABY PHAT	Phat Fashions LLC	Guatemala	Registered	104571	5/23/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Honduras	Registered	99956	2/21/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	300498736	9/21/2005	3, 14	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	301048590	2/11/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	200215781	8/26/1998	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048608	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498727	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	3004497944	9/20/2005	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048617	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498718	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048626	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300497935	9/20/2005	25	N/A
PHAT	Phat Fashions LLC	Hong Kong	Renewed	3613/95	4/26/1993	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	India	Registered	1,275,909	1/17/2006	25	N/A
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 75]	[filed 1/9/2009]	25	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 76]	[filed 1/9/2009]	18	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 882532	2/22/2006	3	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Italy	Registered	1432026	3/10/2011	25	N/A
PHAT	Phat Fashions LLC	Italy	Renewed	00695475	5/3/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4692771	7/18/2003	14, 18	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4293397	7/9/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	5101609	12/28/2007	3	N/A
	Phat Fashions LLC	Japan	Registered	5170939	10/3/2008	18	N/A
	Phat Fashions LLC	Japan	Registered	4896783	9/22/2005	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Japan	Registered	4896782	9/22/2005	3, 9	N/A
PHAT	Phat Fashions LLC	Japan	Renewed	3370202	9/11/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91564	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91563	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	0458243	11/9/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	40-0678282	9/14/2006	3, 14	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664997	6/5/2006	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664996	6/5/2006	3, 9, 14, 18, 25	N/A
PHAT	Phat Fashions LLC	Korea, Republic of	Renewed	315203	6/10/1995	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	59255	5/28/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	58934	5/28/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Lebanon	Registered	110636	4/17/2007	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Macao	Registered	19197	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19203	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19202	2/9/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	910763	11/28/2005	9	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Mexico	Registered	878711	4/27/2005	3	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Renewed	589794	8/20/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	1196685	1/14/2011	18	N/A
	Phat Fashions LLC	Mexico	Registered	912979	12/8/2005	9	N/A
	Phat Fashions LLC	Mexico	Registered	878135	4/26/2005	3	N/A
	Phat Fashions LLC	Mexico	Registered	1083925	2/12/2009	9	N/A
	Phat Fashions LLC	Mexico	Registered	1131983	11/26/2009	18	N/A
	Phat Fashions LLC	Mexico	Pending	[s/n 911173]	[filed 2/2/2008]	25	This application was rejected due to the trademark registration (No. 977592) for LADY PARIS and Cat Design (see below for further detail on the Cancellation Action that Phat Fashions filed against this registration).
	Phat Fashions LLC	Mexico	Registered	912980	12/8/2005	9	N/A
BABY PHAT	Phat Fashions LLC	New Zealand	Renewed	297097	8/24/1998	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	New Zealand	Registered	732424	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Nicaragua	Registered	46047 C.C.	1/5/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Norway	Registered	202429	4/17/2000	25	N/A
	Phat Fashions LLC	Norway	Registered	237042	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237043	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237045	1/2/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43811	1/30/2008	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43810	11/11/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Panama	Registered	102243	8/13/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Paraguay	Registered	222339	2/7/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Peru	Registered	058267	10/15/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Peru	Registered	176049	5/23/2011	25	N/A
	Phat Fashions LLC	Peru	Registered	175423	3/31/2011	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44406	4/25/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44407	4/25/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Romania	Registered	074184	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074185	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074176	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074186	1/11/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Russian Federation	Registered	276912	10/21/2004	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	321362	2/19/2007	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	269478	5/31/2004	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Russian Federation	Registered	322147	3/12/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	996/75	6/19/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	955/10	11/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01908]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01910]	[filed 2/11/2004]	25

This application has been rejected by the Registrar due to the following registrations:

•          2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•          2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•          1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•          2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•          2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•          2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01909]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01907]	[filed 2/11/2004]	9	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
	Phat Fashions LLC	South Africa	Registered	2004/01942	8/13/2008	9	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01944	8/13/2008	18	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01941	8/13/2008	3	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01945	8/13/2008	25	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01943	8/13/2008	14	N/A
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01899]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01898]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01897]	[filed 2/11/2004]	9

This application has been rejected by the Registrar due to the following registrations:

•          2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•          2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•          1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•          2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•          2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•          2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01900]	[filed 2/11/2004]	25	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	Sweden	Registered	337019	5/5/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Switzerland	Registered	470.895	10/19/1999	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.074	2/23/2006	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.075	2/23/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Switzerland	Registered	543.076	2/23/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1213413	6/16/2006	3	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1211505	6/1/2006	14	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1252965	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213415	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211507	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1346472	1/16/2009	18	N/A
	Phat Fashions LLC	Taiwan	Registered	1252970	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213414	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211506	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1252969	3/1/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Taiwan	Renewed	626361	1/1/1994	25	N/A
	Phat Fashions LLC	Thailand	Registered	215635	3/23/2005	18	N/A
	Phat Fashions LLC	Thailand	Registered	240010	2/24/2004	25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2005/08321	3/11/2005	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2002/14586	6/13/2002	3, 14, 18, 25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01384	1/18/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01500	1/19/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01498	1/19/2006	25	N/A
PHAT	Phat Fashions LLC	Turkey	Registered	2002/14585	6/13/2002	3, 14, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58642	3/14/2006	18	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58641	3/14/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	United Arab Emirates	Registered	85293	11/26/2007	25	N/A
	Phat Fashions LLC	United Kingdom (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
PHAT	Phat Fashions LLC	United Kingdom	Renewed	1545530	8/19/1993	25	N/A
BABY PHAT	Phat Fashions LLC	Uruguay	Registered	314.451	2/16/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Venezuela	Registered	P-219.712	4/7/2000	25	N/A

Other Pending Disputes

•	An application for the mark was filed in Class 9 in China by Applicant, Liu Yiqi (an individual) and given the App. No. 3847273. Phat Fashions filed an opposition against this application which received an Adverse Decision from the Chinese Trademark Office in July of 2012. Phat Fashions subsequently filed an administrative lawsuit against the Adverse Decision, and such case was accepted by the Beijing No. Intermediate People’s Court in September of 2012 and will soon be heard.

•	The Mexican Registration in Class 25 for the mark is owned by Joel Renteria Martinez (an individual) (Reg. No. 977592). Phat Fashions filed a Cancellation Proceeding against this registration in April 2009. The Cancellation Action was originally rejected because Phat Fashions’ evidence of use was based on the use of its then-licensee, BP Clothing. This rejection was overcome in October of 2011, but in August of 2012, the Mexican Trademark Office rendered a resolution rejecting the Cancellation Action once again on the basis that Martinez’s mark was in use in Mexico. This decision was challenged by Phat Fashions in August of 2012 through the filing of an annulment action with a Federal Administrative Court based on Phat Fashions’ prior use of its mark in Mexico. If a favorable resolution in the annulment action is obtained, the same will be studied by the Mexican Trademark Office.

•

Kellwood Company received a cease and desist letter from Aeropostale, Inc. dated August 22, 2012, and alleging that BABY PHAT shirts marketed as “Girls Glitter Heart Tees” were “virtually exact copies of an earlier Aeropostale designed T-shirt.” The letter simply asked for Kellwood’s assurance that it would not resume selling this item or offer other merchandise copied from Aeropostale designs. As this design was created, manufactured, and distributed by Phat Fashions’ licensee, Parigi Group, Kellwood and Phat have sent the letter to Parigi for handling.

•

Venezuelan Opposition Proceeding Against Kathy Cat Design in cls. 3, 14, 18 and 25 filed by Katherine Rey Sotomayor, Appl. Ser. Nos. 06004607-06004610. Phat Fashions opposed this application in 2006. A decision is expected to be rendered in 2-3 years.

•

Venezuelan Application for BABY CAT and Cat Design in cl. 25 filed by Habibi Moda C.A., Appl. Ser. No. 2103/2009. Phat Fashions opposed this application in 2009. A decision is expected to be rendered in 5-6 years.

•

Indian Trademark Application for JUST PHAT in cl. 25 filed by Pooja Thakkar, Appl. Serial No. 1592557. Phat Fashions opposed this application in December 2009. A decision is expected to be rendered in 2012.

•

Indonesian Trademark Application for BABY PHAT with Cat Design in cl. 18 filed by Rosni Kosman (App. No. D002007014087). Phat Fashions opposed this trademark application in January 2009 and is awaiting the decision.

•	Indonesian Trademark Opposition against BABY PHAT with Cat Design in cl. 25 filed by Uswah Rudi. Phat Fashions opposed this application in November 2009 and is awaiting a decision.

•

Brazilian Trademark Applications for DSCOLADA with Cat Design in cl. 14, Appl. Serial No. 901780782 and DSCOLADA with Cat Design in cl. 25, Appl. Serial No. 901780693, both filed by Dscolada Ltda Me. Phat Fashions opposed both applications and awaits the decisions.

Schedule C

DOMAIN NAMES

Domain Names:

Domain Name	Brand	Redirect Site

2PHATFASHIONS.COM	Baby Phat	www.babyphat.com

allcityathletiques.com	Baby Phat	www.babyphat.com

allcityathletiques.info	Baby Phat	www.babyphat.com

allcityathletiques.net	Baby Phat	www.babyphat.com

allcityathletiques.org	Baby Phat	www.babyphat.com

allcityonline.com	Baby Phat	www.babyphat.com

allcityonline.info	Baby Phat	www.babyphat.com

Babe-phat.com	Baby Phat	www.babyphat.com

Babiephat.com	Baby Phat	www.babyphat.com

baby-fat.biz	Baby Phat	www.babyphat.com

babyfat.cc	Baby Phat	www.babyphat.com

baby-fat.cc	Baby Phat	www.babyphat.com

babyfat.tv	Baby Phat	www.babyphat.com

baby-fat.tv	Baby Phat	www.babyphat.com

baby-fat-ws	Baby Phat	www.babyphat.com

babyphat.asia	Baby Phat	www.babyphat.com

babyphat.biz	Baby Phat	www.babyphat.com

baby-phat.biz	Baby Phat	www.babyphat.com

baby-phat.co.uk	Baby Phat	www.babyphat.com

BabyPhat.com	Baby Phat	www.babyphat.com

babyphat.com.hk	Baby Phat	www.babyphat.com

babyphat.com.tw	Baby Phat	www.babyphat.com

babyphat.de	Baby Phat	www.babyphat.com

babyphat.hk	Baby Phat	www.babyphat.com

babyphat.info	Baby Phat	www.babyphat.com

baby-phat.info	Baby Phat	www.babyphat.com

babyphat.net	Baby Phat	www.babyphat.com

babyphat.org	Baby Phat	www.babyphat.com

babyphat.tw	Baby Phat	www.babyphat.com

babyphat.us	Baby Phat	www.babyphat.com

baby-phat.us	Baby Phat	www.babyphat.com

BabyPhat.XXX	Baby Phat	Blocked

babyphat69.com	Baby Phat	www.babyphat.com

babyphat69.info	Baby Phat	www.babyphat.com

babyphatapparel.com	Baby Phat	www.babyphat.com

babyphatbiz.com	Baby PHat	www.babyphat.com

babyphatboots.com	Baby Phat	www.babyphat.com

babyphatcatalog.com	Baby Phat	www.babyphat.com

babyphatclothing.com	Baby Phat	www.babyphat.com

babyphatclothing.info	Baby Phat	www.babyphat.com

babyphatclothing.net	Baby Phat	www.babyphat.com

babyphatclothing.org	Baby Phat	www.babyphat.com

babyphatclothingonline.com	Baby Phat	www.babyphat.com

babyphatclothingonline.info	Baby Phat	www.babyphat.com

babyphatclothingonline.net	Baby Phat	www.babyphat.com

babyphatclothingonline.org	Baby Phat	www.babyphat.com

babyphateyewear.com	Baby Phat	www.babyphat.com

babyphatfarm.com	Baby Phat	www.babyphat.com

babyphatgirlz.com	Baby Phat	www.babyphat.com

babyphatgirlz.info	Baby Phat	www.babyphat.com

babyphathandbags.com	Baby Phat	www.babyphat.com

BABYPHATONLINE.COM	Baby Phat	www.babyphat.com

BABYPHATONLINE.NET	Baby Phat	www.babyphat.com

babyphatshoes.com	Baby Phat	www.babyphat.com

babyphatshop.com	Baby Phat	www.babyphat.com

babyphatskinz.com	Baby Phat	www.babyphat.com

baby-phat-skinz.com	Baby Phat	www.babyphat.com

babyphatskinz.info	Baby Phat	www.babyphat.com

baby-phat-skinz.info	Baby Phat	www.babyphat.com

bbyp.ht	Baby Phat	Blank Site

phat-fashion.biz	Baby Phat	www.babyphat.com

phat-fashion.cc	Baby Phat	www.babyphat.com

phatfashion.com	Baby Phat	www.babyphat.com

phat-fashion.com	Baby Phat	www.babyphat.com

phat-fashion.info	Baby Phat	www.babyphat.com

phatfashion.net	Baby Phat	www.babyphat.com

phat-fashion.net	Baby Phat	www.babyphat.com

phatfashion.org	Baby Phat	www.babyphat.com

phat-fashion.org	Baby Phat	www.babyphat.com

phat-fashion.ws	Baby Phat	www.babyphat.com

phatfashions.com	Baby Phat	www.babyphat.com

phatfashions.net	Baby Phat	www.babyphat.com

phatfashions.org	Baby Phat	www.babyphat.com

phatphashions.cc	Baby Phat	www.babyphat.com

phatphashions.tv	Baby Phat	www.babyphat.com

phatthreads.tv	Baby Phat	www.babyphat.com

phat-threads.tv	Baby Phat	www.babyphat.com

phatthreads.us	Baby Phat	www.babyphat.com

phat-threads.us	Baby Phat	www.babyphat.com

shopbabyphat.com	Baby Phat	www.babyphat.com

TheHouseOfPhat.com	Baby Phat	www.babyphat.com

EXHIBIT E

ROYAL ROBBINS FORM OF RELEASE

See attached.

RELEASE OF SECURITY INTEREST IN TRADEMARKS

THIS RELEASE OF SECURITY INTEREST IN TRADEMARKS is made as of this 31st day of December, 2012, by, CERBERUS BUSINESS FINANCE, LLC, a Delaware limited liability company, as Collateral Agent (“Agent”), in favor of KELLWOOD COMPANY, a Delaware corporation and ROYAL ROBBINS, LLC, a Delaware limited liability company (collectively the “Companies”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Agent hereby unconditionally and expressly releases, terminates, and extinguishes its continuing security interest and any and all of its right, title and interest in and to, and any and all liens and security interests it may have upon the trademarks listed on Schedule I attached hereto and made a part hereof, all goodwill of the business connected with the use of, and symbolized by, each Trademark, and all products and proceeds of the foregoing, which liens and security interests were established under and pursuant to that certain Trademark Security Agreement dated [October 19, 2011, made by the Companies in favor of Agent and recorded at Reel/Frame 4645/0127 on October 20, 2011.]

Agent consents and agrees to execute and deliver, at the request and cost of the Companies, such further instruments, documents and release forms as the Companies may reasonably request to more effectively, release, terminate and extinguish any such liens and security interests upon such trademarks.

[Signature Page Follows]

This Release shall be binding upon Agent’s legal representatives, assigns and successors.

CERBERUS BUSINESS FINANCE, LLC, as Agent

By:	/s/ Philip Lindenbaum
Name:	Philip Lindenbaum
Title:	Senior Vice President

Signature Page to Release of Security Interest in Trademarks

SCHEDULE I

US Registrations and Applications

Trademark	Owner	Federal Registration Number	Registration Date

BILLY GOAT	Royal Robbins, LLC	1,931,700	10/31/1995

BLUEWATER SHORT	Royal Robbins, LLC	2,145,573	3/24/1998

GO EVERYWHERE	Royal Robbins, LLC	2,350,360	5/16/2000

ROYAL ROBBINS	Royal Robbins, LLC	2,428,613	2/13/2001

[Strider Design]	Royal Robbins, LLC	1,303,905	11/6/1984

[Walking Man Design]	Royal Robbins, LLC	3,314,387	10/16/2007

EXHIBIT F

ROYAL ROBBINS UCC FINANCING STATEMENTS TO BE TERMINATED

See attached.

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 2012 3056225 Filed on 08/08/2012	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☒	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME Royal Robbins, LLC
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.

NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Cerberus Business Finance, LLC, as Collateral Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA File with: DE - Secretary of State

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02) DEUCC3PNAT - 12/17/2002 Wolters Kluwer Online

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Tom Caplis 212-756-2251

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 thomas.caplis@srz.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 117288457619 10/19/2011	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☒	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.

NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Cerberus Business Finance, LLC, as Collateral Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA CM# 014951-1233 Filed with: CA - Secretary of State; Debtor: ROYAL ROBBINS, LLC				F# 321561 A# 535938

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

EXHIBIT G

PF FORM OF PARTIAL RELEASE

See attached.

RELEASE OF SECURITY INTEREST IN TRADEMARKS

THIS RELEASE OF SECURITY INTEREST IN TRADEMARKS is made as of this 31st day of December, 2012, by, CERBERUS BUSINESS FINANCE, LLC, a Delaware limited liability company, as Collateral Agent (“Agent”), in favor of KELLWOOD COMPANY, a Delaware corporation and PHAT FASHIONS LLC, a New York limited liability company (collectively the “Companies”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Agent hereby unconditionally and expressly releases, terminates, and extinguishes its continuing security interest and any and all of its right, title and interest in and to, and any and all liens and security interests it may have upon the trademarks listed on Schedule I attached hereto and made a part hereof, all goodwill of the business connected with the use of, and symbolized by, each Trademark, and all products and proceeds of the foregoing, which liens and security interests were established under and pursuant to that certain Trademark Security Agreement dated [October 19, 2011, made by the Companies in favor of Agent and recorded at Reel/Frame 4645/0127 on October 20, 2011.]

Agent consents and agrees to execute and deliver, at the request and cost of the Companies, such further instruments, documents and release forms as the Companies may reasonably request to more effectively, release, terminate and extinguish any such liens and security interests upon such trademarks.

[Signature Page Follows]

This Release shall be binding upon Agent’s legal representatives, assigns and successors.

CERBERUS BUSINESS FINANCE, LLC, as Agent

By:	/s/ Philip Lindenbaum
Name:	Philip Lindenbaum
Title:	Senior Vice President

Signature Page to Release of Security Interest in Trademarks

SCHEDULE I

US Registrations and Applications

Trademark	Owner	Status in Trademark Office	Federal Registration Number	Registration Date	Class

	Phat Fashions LLC	Registered	3,735,330	1/5/2010	25

	Phat Fashions LLC	Registered	3,759,361	3/9/2010	21

	Phat Fashions LLC	Registered	3,624,700	5/19/2009	26

	Phat Fashions LLC	Registered	3,233,844	4/24/2007	9

	Phat Fashions LLC	Registered	3,240,184	5/8/2007	9

	Phat Fashions LLC	Registered	2,440,358	4/3/2001	25

	Phat Fashions LLC	Registered	2,538,563	2/12/2002	18

	Phat Fashions LLC	Registered	3,037,296	1/3/2006	25

BABY PHAT	Phat Fashions LLC	Registered	3,613,885	4/28/2009	26

BABY PHAT	Phat Fashions LLC	Registered	3,701,862	10/27/2009	24

BABY PHAT	Phat Fashions LLC	Registered	3,591,599	3/17/2009	16

BABY PHAT	Phat Fashions LLC	Registered	3,181,285	2/21/2006	6

BABY PHAT	Phat Fashions LLC	Registered	3,220,372	3/20/2007	9

BABY PHAT	Phat Fashions LLC	Registered	3,386,191	2/19/2008	35

BABY PHAT	Phat Fashions LLC	Registered	2,240,881	4/20/1999	25

BABY PHAT	Phat Fashions LLC	Registered	2,538,494	2/12/2002	18

BABY PHAT	Phat Fashions LLC	Registered	2,736,998	7/15/2003	14

BABY PHAT	Phat Fashions LLC	Registered	2,811,059	2/3/2004	9

BABY PHAT	Phat Fashions LLC	Registered	3,004,138	10/4/2005	25

BABY PHAT	Phat Fashions LLC	Registered	3,051,588	1/24/2006	14

BABY PHAT	Phat Fashions LLC	Registered	3,060,441	2/21/2006	9

	Phat Fashions LLC	Registered	3,000,181	9/27/2005	25

	Phat Fashions LLC	Registered	3,743,384	10/26/2009	24

	Phat Fashions LLC	Registered	3,723,824	12/8/2009	21

	Phat Fashions LLC	Registered	3,600,115	3/31/2009	3

	Phat Fashions LLC	Registered	2,303,780	12/28/1999	25

	Phat Fashions LLC	Registered	3,004,685	10/4/2005	14

	Phat Fashions LLC	Registered (South Carolina)	SCO12501	6/28/2001	25

	Phat Fashions LLC	Registered	3,759,401	3/9/2010	3

Phat Fashions LLC	Registered	3,735,329	1/5/2010	24

Phat Fashions LLC	Registered	3,723,825	12/8/2009	21

Phat Fashions LLC	Registered	3,551,930	12/23/2008	20

Phat Fashions LLC	Registered	3,109,678	6/27/2006	9

Phat Fashions LLC	Registered	2,429,559	2/20/2001	25

Phat Fashions LLC	Registered	2,541,251	2/19/2002	18

Phat Fashions LLC	Registered	2,881,224	917/2004	9

Phat Fashions LLC	Registered	3,000,182	9/27/2005	25

Phat Fashions LLC	Registered	3,006,170	10/11/2005	14

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	3,149,054	9/26/2006	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,557,269	4/2/2002	25

BABY PHAT GIRLZ	Phat Fashions LLC	Registered	2,867,090	7/27/2004	18

BABY PHAT GODDESS	Phat Fashions LLC	Registered	3,512,917	10/7/2008	3

	Phat Fashions LLC	Registered	3,512,918	10/7/2008	3

BABY PHAT GOLDEN GODDESS	Phat Fashions LLC	Registered	3,366,942	1/8/2008	3

	Phat Fashions LLC	Registered	3,374,112	1/22/2008	3

BABY PHAT SEDUCTIVE GODDESS	Phat Fashions LLC	Registered	3,860,529	10/12/2010	3

PHAT	Phat Fashions LLC	Registered	2,372,748	8/1/2000	25

Foreign Trademarks:

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Argentina	Pending	[s/n 3,045,665]	[filed 11/11/2010]	25	In January of 2012, application was opposed by Empresas CMPC S.A. on the basis that it is confusingly similar to its own applications or registrations for the marks BABY SEC, BABYSEC BASIO, BABYSEC, and BABY SEC LO HIZO. Instructed counsel to initiate negotiations with opponent and argue that several applications for marks containing the word “BABY” have registered in the Argentinian Trademark Office.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Australia	Registered	774453	9/30/1998	25	N/A
	Phat Fashions LLC	Australia	Registered	1,066,407	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44076	4/10/2005	18	N/A
BABY PHAT	Phat Fashions LLC	Bahrain	Registered	44077	4/10/2005	25	N/A
PHAT	Phat Fashions LLC	Benelux	Renewed	552164	4/27/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Bolivia	Registered	87321-C	7/16/2002	25	N/A
BABY PHAT	Phat Fashions LLC	Brazil	Pending (Suspended)	[s/n 821.880.675]	[filed 8/2/1999]	25	This application is being kept in abeyance until final decisions rendered with respect to Application Nos. 821.346.300 for PHAT FARM and 821.346.326 for THE PHAT FARM NYC FINE QUALITY AUTHENTIC FLY GOODS. These applications are being kept in abeyance until a final decision is rendered with respect to Application No. 820.033.146 for FARM RIO in Class 25. Counsel filed a petition to disassociate the BABY PHAT application from the PHAT FARM applications, but as of March 2011, no response had been received from the Trademark Office.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.829]	[filed 11/27/2009]	25	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
	Phat Fashions LLC	Brazil	Pending	[s/n 830.448.810]	[filed 11/27/2009]	14	The granting of this application was published in the Official Gazette on August 21, 2012. Counsel paid the registration fees, and the registration certificate is forthcoming.
BABY PHAT	Phat Fashions LLC	Bulgaria	Registered	64975	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	64976	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	64977	5/12/2008	25	N/A
	Phat Fashions LLC	Bulgaria	Registered	62247	12/3/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	760154	2/24/2010	3	N/A
BABY PHAT	Phat Fashions LLC	Canada	Registered	557141	1/30/2002	25	N/A
	Phat Fashions LLC	Canada	Registered	760461	2/26/2010	3	N/A
	Phat Fashions LLC	Canada	Registered	761902	3/17/2010	9, 18, 25	N/A
	Phat Fashions LLC	Canada	Registered	762606	3/24/2010	9, 18, 25	N/A
BABY PHAT GODDESS	Phat Fashions LLC	Canada	Registered	722944	9/4/2008	3	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Canada	Registered	772952	9/4/2008	3	N/A
	Phat Fashions LLC	Canada	Registered	761903	3/17/2010	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	Chile	Registered	879694	1/18/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,866	3/28/2009	3	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,924,867	2/14/2009	14	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	1,358,532	1/28/2000	25	N/A
BABY PHAT	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,521	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	6,553,522	6/21/2010	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,596	12/14/2008	18	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,595	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,708	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,582]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,597	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,709]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Pending	[s/n 6,848,581]	[filed 7/18/2008]	25	In March of 2010, the application was refused, and so Phat filed a review of the refusal in April of 2010. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Pending (Suspended)	[s/n 4,518,593]	[filed 3/1/2005]	9	In August of 2007, the application was refused, and so Phat filed a review of the refusal. The examination of Phat’s application for review of the refusal is still pending.
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,590	2/7/2009	25	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,594	5/28/2008	3	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,592	5/28/2008	14	N/A
	Phat Fashions LLC	China (Peoples’ Republic)	Registered	4,518,591	12/14/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Colombia	Registered	235387	4/27/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71302	4/14/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Cyprus, Republic of	Registered	71301	4/14/2005	18	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
PHAT	Phat Fashions LLC	Denmark	Renewed	4608/94	7/8/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107843	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Dominican Republic	Registered	107837	10/30/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Ecuador	Registered	3430-00	6/26/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201585	9/8/2009	18	N/A
BABY PHAT	Phat Fashions LLC	Egypt	Registered	201586	5/23/2007	25	N/A
BABY PHAT	Phat Fashions LLC	El Salvador	Registered	144 Book 136	8/10/2001	25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	000881524	10/13/1999	9, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	European Community	Registered	004923553	3/29/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643342	9/20/2005	9, 18, 25	N/A
	Phat Fashions LLC	European Community	Registered	004923777	3/30/2007	3	N/A
	Phat Fashions LLC	European Community	Registered	004643375	8/2/2007	9, 18, 25	N/A
PHAT	Phat Fashions LLC	France	Registered	93/481938	8/31/1993	9, 25, 42	N/A
BABY PHAT	Phat Fashions LLC	Guatemala	Registered	104571	5/23/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Honduras	Registered	99956	2/21/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	300498736	9/21/2005	3, 14	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	301048590	2/11/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Hong Kong	Registered	200215781	8/26/1998	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048608	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498727	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	3004497944	9/20/2005	25	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048617	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300498718	9/21/2005	3, 14	N/A
	Phat Fashions LLC	Hong Kong	Registered	301048626	2/11/2008	18	N/A
	Phat Fashions LLC	Hong Kong	Registered	300497935	9/20/2005	25	N/A
PHAT	Phat Fashions LLC	Hong Kong	Renewed	3613/95	4/26/1993	25	N/A
BABY PHAT	Phat Fashions LLC	India	Registered	1,275,909	1/17/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 75]	[filed 1/9/2009]	25	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	Indonesia	Pending	[s/n D00.2009.0006 76]	[filed 1/9/2009]	18	In August of 2010, the Indonesian Trademark Office rejected this application due to its similarity to the prior trademark application (No. D002007014087) for BABYPHAT and Device filed by Rosni Kosman. Phat filed an opposition to this application as well as a response to the office action on September 2, 2010 and is still awaiting a decision.
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
	Phat Fashions LLC	International Registration (Madrid Protocol)	Registered	IR 882532	2/22/2006	3	N/A
	Phat Fashions LLC	Italy	Registered	1432026	3/10/2011	25	N/A
PHAT	Phat Fashions LLC	Italy	Renewed	00695475	5/3/1994	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	4692771	7/18/2003	14, 18	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Japan	Registered	4293397	7/9/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Japan	Registered	5101609	12/28/2007	3	N/A
	Phat Fashions LLC	Japan	Registered	5170939	10/3/2008	18	N/A
	Phat Fashions LLC	Japan	Registered	4896783	9/22/2005	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Japan	Registered	4896782	9/22/2005	3, 9	N/A
PHAT	Phat Fashions LLC	Japan	Renewed	3370202	9/11/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91564	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Jordan	Registered	91563	4/10/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	0458243	11/9/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Korea, Republic of	Registered	40-0678282	9/14/2006	3, 14	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664997	6/5/2006	3, 9, 14, 18, 25	N/A
	Phat Fashions LLC	Korea, Republic of	Registered	40-0664996	6/5/2006	3, 9, 14, 18, 25	N/A
PHAT	Phat Fashions LLC	Korea, Republic of	Renewed	315203	6/10/1995	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	59255	5/28/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Kuwait	Registered	58934	5/28/2005	18	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	Lebanon	Registered	110636	4/17/2007	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Macao	Registered	19197	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19203	2/9/2006	25	N/A
	Phat Fashions LLC	Macao	Registered	19202	2/9/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	910763	11/28/2005	9	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	878711	4/27/2005	3	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Renewed	589794	8/20/1998	25	N/A
BABY PHAT	Phat Fashions LLC	Mexico	Registered	1196685	1/14/2011	18	N/A
	Phat Fashions LLC	Mexico	Registered	912979	12/8/2005	9	N/A
	Phat Fashions LLC	Mexico	Registered	878135	4/26/2005	3	N/A
	Phat Fashions LLC	Mexico	Registered	1083925	2/12/2009	9	N/A
	Phat Fashions LLC	Mexico	Registered	1131983	11/26/2009	18	N/A
	Phat Fashions LLC	Mexico	Pending	[s/n 911173]	[filed 2/2/2008]	25	This application was rejected due to the trademark registration (No. 977592) for LADY PARIS and Cat Design (see below for further detail on the Cancellation Action that Phat Fashions filed against this registration).

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Mexico	Registered	912980	12/8/2005	9	N/A
BABY PHAT	Phat Fashions LLC	New Zealand	Renewed	297097	8/24/1998	25	N/A
	Phat Fashions LLC	New Zealand	Registered	732424	7/11/2005	25	N/A
BABY PHAT	Phat Fashions LLC	Nicaragua	Registered	46047 C.C.	1/5/2001	25	N/A
BABY PHAT	Phat Fashions LLC	Norway	Registered	202429	4/17/2000	25	N/A
	Phat Fashions LLC	Norway	Registered	237042	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237043	1/2/2007	25	N/A
	Phat Fashions LLC	Norway	Registered	237045	1/2/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43811	1/30/2008	25	N/A
BABY PHAT	Phat Fashions LLC	Oman	Registered	43810	11/11/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Panama	Registered	102243	8/13/1999	25	N/A
BABY PHAT	Phat Fashions LLC	Paraguay	Registered	222339	2/7/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Peru	Registered	058267	10/15/1999	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Peru	Registered	176049	5/23/2011	25	N/A
	Phat Fashions LLC	Peru	Registered	175423	3/31/2011	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44406	4/25/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Qatar	Registered	44407	4/25/2007	18	N/A
BABY PHAT	Phat Fashions LLC	Romania	Registered	074184	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074185	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074176	1/11/2006	25	N/A
	Phat Fashions LLC	Romania	Registered	074186	1/11/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Russian Federation	Registered	276912	10/21/2004	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	321362	2/19/2007	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	269478	5/31/2004	25	N/A
	Phat Fashions LLC	Russian Federation	Registered	322147	3/12/2007	25	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	996/75	6/19/2008	18	N/A
BABY PHAT	Phat Fashions LLC	Saudi Arabia	Registered	955/10	11/10/2007	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01908]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01910]	[filed 2/11/2004]	25

This application has been rejected by the Registrar due to the following registrations:

•        2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•        2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•        1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

•        2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•        2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•        2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01909]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01907]	[filed 2/11/2004]	9	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	South Africa	Registered	2004/01942	8/13/2008	9	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01944	8/13/2008	18	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01941	8/13/2008	3	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01945	8/13/2008	25	N/A
	Phat Fashions LLC	South Africa	Registered	2004/01943	8/13/2008	14	N/A
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01899]	[filed 2/11/2004]	18	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01898]	[filed 2/11/2004]	14	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01897]	[filed 2/11/2004]	9

This application has been rejected by the Registrar due to the following registrations:

•        2002/01162 PHAT HAIR in Class 3 in the name of Designer Group (Pty) Ltd.

•        2002/19607 PHAT FARM in Class 25 in the name of J & L Sales CC

•        1998/12663 PHAT JOE in Class 25 in the name of Black Chameleon Entertainment CC

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status

•        2001/18594 PHAT in Class 25 in the name of Truworths Ltd

•        2002/00488 PHAT BASTARD in Class 25 in the name of Alcon Impex (Pty) Ltd

•        2003/16633 PHATCAT in Class 25 in the name of Reldann Properties No. 2 CC

PHAT	Phat Fashions LLC	South Africa	Pending	[s/n 2004/01900]	[filed 2/11/2004]	25	This application was accepted by the Registrar on the condition that Phat Fashions agreed to its association with the applications for PHAT and PHAT FARM in Classes 9, 14, and 18.
BABY PHAT	Phat Fashions LLC	Sweden	Registered	337019	5/5/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Switzerland	Registered	470.895	10/19/1999	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.074	2/23/2006	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.075	2/23/2006	25	N/A
	Phat Fashions LLC	Switzerland	Registered	543.076	2/23/2006	25	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1213413	6/16/2006	3	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1211505	6/1/2006	14	N/A
BABY PHAT	Phat Fashions LLC	Taiwan	Registered	1252965	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213415	6/16/2006	3	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Taiwan	Registered	1211507	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1346472	1/16/2009	18	N/A
	Phat Fashions LLC	Taiwan	Registered	1252970	3/1/2007	25	N/A
	Phat Fashions LLC	Taiwan	Registered	1213414	6/16/2006	3	N/A
	Phat Fashions LLC	Taiwan	Registered	1211506	6/1/2006	14	N/A
	Phat Fashions LLC	Taiwan	Registered	1252969	3/1/2007	25	N/A
PHAT	Phat Fashions LLC	Taiwan	Renewed	626361	1/1/1994	25	N/A
	Phat Fashions LLC	Thailand	Registered	215635	3/23/2005	18	N/A
	Phat Fashions LLC	Thailand	Registered	240010	2/24/2004	25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2005/08321	3/11/2005	18, 25	N/A
BABY PHAT	Phat Fashions LLC	Turkey	Registered	2002/14586	6/13/2002	3, 14, 18, 25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01384	1/18/2006	25	N/A
	Phat Fashions LLC	Turkey	Registered	2006/01500	1/19/2006	25	N/A

Trademark	Owner	Country	Status in Trademark Office	Federal Registration Number	Registration Date	Class	Litigation / Opposition Status
	Phat Fashions LLC	Turkey	Registered	2006/01498	1/19/2006	25	N/A
PHAT	Phat Fashions LLC	Turkey	Registered	2002/14585	6/13/2002	3, 14, 18, 25	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58642	3/14/2006	18	N/A
BABY PHAT	Phat Fashions LLC	United Arab Emirates	Registered	58641	3/14/2006	25	N/A
	Phat Fashions LLC	United Arab Emirates	Registered	85293	11/26/2007	25	N/A
	Phat Fashions LLC	United Kingdom (Madrid Protocol)	Registered	IR 905391	3/3/2006	3	N/A
PHAT	Phat Fashions LLC	United Kingdom	Renewed	1545530	8/19/1993	25	N/A
BABY PHAT	Phat Fashions LLC	Uruguay	Registered	314.451	2/16/2000	25	N/A
BABY PHAT	Phat Fashions LLC	Venezuela	Registered	P-219.712	4/7/2000	25	N/A

RELEASE OF SECURITY INTEREST IN COPYRIGHTS

THIS RELEASE OF SECURITY INTEREST IN COPYRIGHTS is made as of this 31st day of December, 2012, by, CERBERUS BUSINESS FINANCE, LLC, a Delaware limited liability company, as Collateral Agent (“Agent”), in favor of KELLWOOD COMPANY, a Delaware corporation and PHAT FASHIONS LLC, a New York limited liability company (collectively the “Companies”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Agent hereby unconditionally and expressly releases, terminates, and extinguishes its continuing security interest and any and all of its right, title and interest in and to, and any and all liens and security interests it may have upon the copyrights listed on Schedule I attached hereto and made a part hereof, all goodwill of the business connected with the use of, and symbolized by, each Copyright, and all products and proceeds of the foregoing, which liens and security interests were established under and pursuant to that certain Copyright Security Agreement dated October 19, 2011, made by the Companies in favor of Agent and recorded at Reel/Frame 3610/171 on November 14, 2011.

Agent consents and agrees to execute and deliver, at the request and cost of the Companies, such further instruments, documents and release forms as the Companies may reasonably request to more effectively, release, terminate and extinguish any such liens and security interests upon such trademarks.

[Signature Page Follows]

This Release shall be binding upon Agent’s legal representatives, assigns and successors.

CERBERUS BUSINESS FINANCE, LLC, as Agent

By:	/s/ Philip Lindenbaum
Name:	Philip Lindenbaum
Title:	Senior Vice President

Signature Page to Release of Security Interest in Copyrights

SCHEDULE I

Title	Owner	Status in Copyright Office	Federal Registration Number	Registration Date

“Baby Phat” and Cat Design	Phat Fashions, LLC	Registered	VA-852-101	11/25/1998

Baby Phat Crown Badge	Phat Fashions, LLC	Registered	VA-0001622877	10/29/2007

Baby Phat Crown Burst	Phat Fashions, LLC	Registered	VA-0001622872	10/29/2007

EXHIBIT H

PF UCC FINANCING STATEMENTS TO BE SUBJECT TO PARTIAL RELEASE

See attached.

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Tom Caplis 212-756-2251

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022 thomas.caplis@srz.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 201110200556928 10/20/2011	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☐	ASSIGNMENT (full or partial): Give name of assignee in Item 7a or 7b and address of assignee in Item 7c; and also give name of assignor in Item 9.
5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION	7f. JURISDICTION OF ORGANIZATION	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☒ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

Secured Party hereby releases all right, title and interest in and to all Purchased Assets, as more particularly described in the definition of “Purchased Assets”, as set forth in that certain Purchase Agreement, dated as of December 11, 2012, by and between Debtor and Baby Phat Holding Company, LLC (the “Purchase Agreement”), as such Purchase Agreement was in effect on December 11, 2012.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Cerberus Business Finance, LLC, as Collateral Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
10. OPTIONAL FILER REFERENCE DATA CM# 014951-1233 Filed with: NY - Secretary of State; Debtor: PHAT FASHIONS LLC				F#321554 A#535940

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)